UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7205

Variable Insurance Products Fund III
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2004

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:

Aggressive Growth Portfolio

Annual Report

December 31, 2004

(2_fidelity_logos) Registered_Trademark)

Contents

Performance	3	How the fund has done over time.
Management's Discussion	4	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	5	An example of shareholder expenses.
Investment Summary	6	A summary of the fund's investments at period end.
Investments	7	A complete list of the fund's investments with their market values.
Financial Statements	12	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	16	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	19
Trustees and Officers	20
Proxy Voting Results	25

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-5429 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Aggressive Growth Portfolio

Fidelity Variable Insurance Products: Aggressive Growth Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2004	Past 1 year	Life of fund A
Fidelity® VIP: Aggressive Growth - Initial Class	10.25%	-3.36%
Fidelity VIP: Aggressive Growth - Service ClassB	10.23%	-3.30%
Fidelity VIP: Aggressive Growth - Service Class 2C	9.96%	-3.64%

A From December 27, 2000.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Aggressive Growth Portfolio - Initial Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Annual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio

Management's Discussion of Fund Performance

Comments from Rajiv Kaul, Portfolio Manager of Fidelity® Variable Insurance Products: Aggressive Growth Portfolio

The year ending December 31, 2004, generally was positive for equity investors, as many stock market benchmarks produced double-digit gains. Broad-based themes included the continued dominance of small-cap stocks, which outperformed large-caps for the sixth consecutive year. The small-cap Russell 2000® Index was up 18.33% in 2004, while the larger-cap Standard & Poor's 500SM Index rose 10.88%. Value stocks ended the year well ahead of growth stocks: The Russell 3000® Value Index advanced 16.94%, compared to 6.93% for the Russell 3000 Growth Index. Energy and basic materials stocks led the market upward. Energy stocks were boosted by record-high oil prices, while strong demand from China helped support commodity prices. The health care sector was among the market's weakest performers. Technology also fell off the pace, though it was helped by a rally late in the year. The tech-heavy NASDAQ Composite® Index returned 9.15%, thanks primarily to a 14.87% jump in the fourth quarter. Elsewhere, the Dow Jones Industrial AverageSM gained 5.37% for the year.

For the 12 months ending December 31, 2004, the fund trailed both the 15.48% return of the Russell Midcap® Growth Index and the 15.30% return of the LipperSM Variable Annuity Mid-Cap Funds Average. My picks in the semiconductor and telecommunication services groups held back performance. In semiconductors, Microchip Technology detracted from the fund's return, as it suffered from slack demand in the chip market. Millennium Pharmaceuticals was the fund's largest detractor in absolute terms and compared with the index. The stock experienced downside volatility even as the company continued to narrow its losses. Conversely, stock selection in the software and services area was helpful to the fund's relative performance, and my picks in the pharmaceuticals and biotechnology group also were a positive overall. Irish drug stock Elan was by far the fund's best performer - both in absolute terms and compared with the index. The stock was boosted by the Food and Drug Administration's approval of Tysabri - formerly known as Antegren - the company's drug for relapsing forms of multiple sclerosis. Internet portal Yahoo! also turned in a strong performance, as online advertising continued to grow.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Aggressive Growth Portfolio

Fidelity Variable Insurance Products: Aggressive Growth Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period* July 1, 2004 to December 31, 2004
Initial Class
Actual	$ 1,000.00	$ 1,027.10	$ 5.10**
HypotheticalA	$ 1,000.00	$ 1,020.11	$ 5.08**
Service Class
Actual	$ 1,000.00	$ 1,025.90	$ 5.60**
HypotheticalA	$ 1,000.00	$ 1,019.61	$ 5.58**
Service Class 2
Actual	$ 1,000.00	$ 1,026.20	$ 6.37**
HypotheticalA	$ 1,000.00	$ 1,018.85	$ 6.34**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	1.00%**
Service Class	1.10%**
Service Class 2	1.25%**

** If changes to voluntary expense limitations effective February 1, 2005 had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Initial Class	.90%
Actual		$ 4.59
HypotheticalA		$ 4.57
Service Class	1.00%
Actual		$ 5.09
HypotheticalA		$ 5.08
Service Class 2	1.15%
Actual		$ 5.86
HypotheticalA		$ 5.84

A 5% return per year before expenses

Annual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio

Investment Summary

Top Five Stocks as of December 31, 2004
% of fund's net assets
Genentech, Inc.	3.5
Biogen Idec, Inc.	3.4
Elan Corp. PLC sponsored ADR	2.8
Juniper Networks, Inc.	2.1
Biomet, Inc.	1.9
13.7
Top Five Market Sectors as of December 31, 2004
% of fund's net assets
Health Care	30.9
Information Technology	26.1
Consumer Discretionary	14.3
Industrials	7.6
Energy	4.7
Asset Allocation as of December 31, 2004
% of fund's net assets *
Stocks	92.5%
Short-Term Investments and Net Other Assets	7.5%

* Foreign investments 5.6%

Aggressive Growth Portfolio

Fidelity Variable Insurance Products: Aggressive Growth Portfolio

Investments December 31, 2004

Showing Percentage of Net Assets

Common Stocks - 92.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.3%
Auto Components - 0.1%
Gentex Corp.	200	$ 7,404
Johnson Controls, Inc.	100	6,344
		13,748
Hotels, Restaurants & Leisure - 4.1%
Brinker International, Inc. (a)	980	34,369
California Pizza Kitchen, Inc. (a)	730	16,790
Harrah's Entertainment, Inc.	280	18,729
Hilton Hotels Corp.	1,600	36,384
Krispy Kreme Doughnuts, Inc. (a)	500	6,300
Mandalay Resort Group	260	18,312
Marriott International, Inc. Class A	570	35,899
Outback Steakhouse, Inc.	470	21,517
Penn National Gaming, Inc. (a)	591	35,785
Starbucks Corp. (a)	540	33,674
Station Casinos, Inc.	500	27,340
Sunterra Corp. (a)	300	4,212
The Cheesecake Factory, Inc. (a)	645	20,943
Wendy's International, Inc.	1,100	43,186
Yum! Brands, Inc.	2,240	105,683
		459,123
Household Durables - 2.0%
Black & Decker Corp.	560	49,465
Fortune Brands, Inc.	900	69,462
Garmin Ltd.	400	24,336
Harman International Industries, Inc.	460	58,420
Mohawk Industries, Inc. (a)	240	21,900
		223,583
Internet & Catalog Retail - 0.6%
eBay, Inc. (a)	600	69,768
eDiets.com, Inc. (a)	100	445
		70,213
Leisure Equipment & Products - 0.6%
Brunswick Corp.	900	44,550
Polaris Industries, Inc.	300	20,406
		64,956
Media - 2.1%
E.W. Scripps Co. Class A	1,040	50,211
Entercom Communications Corp. Class A (a)	220	7,896
Getty Images, Inc. (a)	470	32,360
Lamar Advertising Co. Class A (a)	300	12,834
NTL, Inc. (a)	440	32,102
Pixar (a)	400	34,244
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	100	1,229
Radio One, Inc. Class D (non-vtg.) (a)	300	4,836
The New York Times Co. Class A	300	12,240

	Shares	Value (Note 1)
Westwood One, Inc. (a)	350	$ 9,426
XM Satellite Radio Holdings, Inc. Class A (a)	1,100	41,382
		238,760
Multiline Retail - 0.9%
Big Lots, Inc. (a)	860	10,432
Dollar General Corp.	600	12,462
Dollar Tree Stores, Inc. (a)	830	23,804
Family Dollar Stores, Inc.	650	20,300
Nordstrom, Inc.	600	28,038
		95,036
Specialty Retail - 3.1%
Abercrombie & Fitch Co. Class A	600	28,170
AutoZone, Inc. (a)	190	17,349
Bed Bath & Beyond, Inc. (a)	800	31,864
Chico's FAS, Inc. (a)	1,200	54,636
Circuit City Stores, Inc.	400	6,256
Foot Locker, Inc.	300	8,079
Hot Topic, Inc. (a)	140	2,407
Kirkland's, Inc. (a)	300	3,687
PETsMART, Inc.	1,590	56,493
Pier 1 Imports, Inc.	300	5,910
RadioShack Corp.	300	9,864
Ross Stores, Inc.	2,560	73,907
Weight Watchers International, Inc. (a)	700	28,749
Williams-Sonoma, Inc. (a)	580	20,323
		347,694
Textiles, Apparel & Luxury Goods - 0.8%
Coach, Inc. (a)	1,490	84,036
NIKE, Inc. Class B	70	6,348
		90,384
TOTAL CONSUMER DISCRETIONARY		1,603,497
CONSUMER STAPLES - 1.7%
Food & Staples Retailing - 0.3%
Whole Foods Market, Inc.	350	33,373
Food Products - 1.1%
Bunge Ltd.	200	11,402
Del Monte Foods Co. (a)	3,100	34,162
Hershey Foods Corp.	1,000	55,540
McCormick & Co., Inc. (non-vtg.)	500	19,300
Smithfield Foods, Inc. (a)	200	5,918
		126,322
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	800	36,616
TOTAL CONSUMER STAPLES		196,311
ENERGY - 4.7%
Energy Equipment & Services - 3.5%
Baker Hughes, Inc.	2,800	119,476
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
BJ Services Co.	30	$ 1,396
Cooper Cameron Corp. (a)	920	49,505
ENSCO International, Inc.	520	16,505
Halliburton Co.	200	7,848
Nabors Industries Ltd. (a)	290	14,874
Noble Corp. (a)	560	27,854
Patterson-UTI Energy, Inc.	1,580	30,731
Smith International, Inc. (a)	920	50,057
Weatherford International Ltd. (a)	1,330	68,229
		386,475
Oil & Gas - 1.2%
Ashland, Inc.	200	11,676
EOG Resources, Inc.	360	25,690
Pioneer Natural Resources Co.	1,310	45,981
Teekay Shipping Corp.	900	37,899
XTO Energy, Inc.	500	17,690
		138,936
TOTAL ENERGY		525,411
FINANCIALS - 3.5%
Capital Markets - 2.2%
Ameritrade Holding Corp. (a)	1,800	25,596
Deutsche Bank AG (NY Shares)	100	8,901
E*TRADE Financial Corp. (a)	2,200	32,890
Eaton Vance Corp. (non-vtg.)	770	40,156
Federated Investors, Inc. Class B (non-vtg.)	470	14,288
Investors Financial Services Corp.	100	4,998
Legg Mason, Inc.	750	54,945
SEI Investments Co.	500	20,965
T. Rowe Price Group, Inc.	360	22,392
Waddell & Reed Financial, Inc. Class A	730	17,440
		242,571
Commercial Banks - 0.4%
North Fork Bancorp, Inc., New York	540	15,579
Synovus Financial Corp.	830	23,721
UnionBanCal Corp.	100	6,448
		45,748
Real Estate - 0.0%
Catellus Development Corp.	12	367
Thrifts & Mortgage Finance - 0.9%
Countrywide Financial Corp.	200	7,402
MGIC Investment Corp.	400	27,564
New York Community Bancorp, Inc.	1,220	25,095
Radian Group, Inc.	800	42,592
The PMI Group, Inc.	100	4,175
		106,828
TOTAL FINANCIALS		395,514

	Shares	Value (Note 1)
HEALTH CARE - 30.9%
Biotechnology - 13.6%
Alkermes, Inc. (a)	200	$ 2,818
Amylin Pharmaceuticals, Inc. (a)	800	18,688
Biogen Idec, Inc. (a)	5,800	386,338
Celgene Corp. (a)	1,640	43,509
Cephalon, Inc. (a)	400	20,352
Charles River Laboratories International, Inc. (a)	400	18,404
Dendreon Corp. (a)	2,800	30,184
DOV Pharmaceutical, Inc. (a)	1,800	32,490
Dyax Corp. (a)	900	6,498
Enzon Pharmaceuticals, Inc. (a)	600	8,232
Genentech, Inc. (a)	7,260	395,228
Genzyme Corp. - General Division (a)	70	4,065
Harvard Bioscience, Inc. (a)	600	2,778
ICOS Corp. (a)	100	2,828
ImClone Systems, Inc. (a)	2,000	92,160
Invitrogen Corp. (a)	200	13,426
Medarex, Inc. (a)	3,900	42,042
MedImmune, Inc. (a)	2,100	56,931
Millennium Pharmaceuticals, Inc. (a)	10,000	121,200
Neurocrine Biosciences, Inc. (a)	50	2,465
ONYX Pharmaceuticals, Inc. (a)	400	12,956
Oscient Pharmaceuticals Corp. (a)	1,946	7,103
OSI Pharmaceuticals, Inc. (a)	200	14,970
Pharmion Corp. (a)	2,100	88,641
Protein Design Labs, Inc. (a)	4,800	99,168
Trimeris, Inc. (a)	300	4,251
		1,527,725
Health Care Equipment & Supplies - 5.8%
Advanced Medical Optics, Inc. (a)	400	16,456
Baxter International, Inc.	2,700	93,258
Beckman Coulter, Inc.	500	33,495
Biomet, Inc.	4,820	209,140
C.R. Bard, Inc.	1,200	76,776
Cooper Companies, Inc.	200	14,118
Cytyc Corp. (a)	900	24,813
DENTSPLY International, Inc.	375	21,075
Edwards Lifesciences Corp. (a)	900	37,134
Inverness Medical Innovations, Inc. (a)	300	7,530
ResMed, Inc. (a)	700	35,770
Waters Corp. (a)	600	28,074
Zimmer Holdings, Inc. (a)	680	54,482
		652,121
Health Care Providers & Services - 4.7%
AmerisourceBergen Corp.	210	12,323
Andrx Corp. (a)	400	8,732
Cerner Corp. (a)	300	15,951
Covance, Inc. (a)	800	31,000
Coventry Health Care, Inc. (a)	525	27,867
DaVita, Inc. (a)	150	5,930
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Health Management Associates, Inc. Class A	1,200	$ 27,264
Henry Schein, Inc. (a)	400	27,856
Humana, Inc. (a)	400	11,876
Laboratory Corp. of America Holdings (a)	380	18,932
Lincare Holdings, Inc. (a)	1,980	84,447
McKesson Corp.	300	9,438
Medco Health Solutions, Inc. (a)	19	790
Omnicare, Inc.	200	6,924
PacifiCare Health Systems, Inc. (a)	100	5,652
Patterson Companies, Inc. (a)	520	22,563
Pharmaceutical Product Development, Inc. (a)	500	20,645
Quest Diagnostics, Inc.	280	26,754
Renal Care Group, Inc. (a)	550	19,795
Triad Hospitals, Inc. (a)	160	5,954
UnitedHealth Group, Inc.	1,010	88,910
Universal Health Services, Inc. Class B	200	8,900
WellChoice, Inc. (a)	200	10,680
WellPoint, Inc. (a)	200	23,000
		522,183
Pharmaceuticals - 6.8%
Barr Pharmaceuticals, Inc. (a)	525	23,909
Elan Corp. PLC sponsored ADR (a)	11,400	310,650
Endo Pharmaceuticals Holdings, Inc. (a)	900	18,918
Eon Labs, Inc. (a)	200	5,400
Guilford Pharmaceuticals, Inc. (a)	2,400	11,880
Impax Laboratories, Inc. (a)	2,900	46,052
IVAX Corp. (a)	700	11,074
MGI Pharma, Inc. (a)	3,200	89,632
NitroMed, Inc. (a)	1,872	49,889
Schering-Plough Corp.	2,000	41,760
Sepracor, Inc. (a)	2,500	148,425
Watson Pharmaceuticals, Inc. (a)	200	6,562
		764,151
TOTAL HEALTH CARE		3,466,180
INDUSTRIALS - 7.6%
Aerospace & Defense - 1.4%
EADS NV	1,200	34,820
EDO Corp.	700	22,225
KVH Industries, Inc. (a)	100	980
Lockheed Martin Corp.	500	27,775
Precision Castparts Corp.	400	26,272
Rockwell Collins, Inc.	1,100	43,384
		155,456

	Shares	Value (Note 1)
Air Freight & Logistics - 0.2%
Expeditors International of Washington, Inc.	200	$ 11,176
Ryder System, Inc.	100	4,777
		15,953
Airlines - 0.3%
Southwest Airlines Co.	2,000	32,560
Building Products - 0.7%
American Standard Companies, Inc. (a)	1,760	72,723
Trex Co., Inc. (a)	100	5,244
		77,967
Commercial Services & Supplies - 2.2%
Career Education Corp. (a)	500	20,000
ChoicePoint, Inc. (a)	200	9,198
Cintas Corp.	870	38,158
Corinthian Colleges, Inc. (a)	200	3,769
Education Management Corp. (a)	420	13,864
Equifax, Inc.	570	16,017
H&R Block, Inc.	640	31,360
Herman Miller, Inc.	560	15,473
HNI Corp.	300	12,915
Manpower, Inc.	70	3,381
Monster Worldwide, Inc. (a)	400	13,456
Pitney Bowes, Inc.	860	39,801
Robert Half International, Inc.	1,100	32,373
		249,765
Construction & Engineering - 0.4%
Dycom Industries, Inc. (a)	500	15,260
Granite Construction, Inc.	430	11,438
Jacobs Engineering Group, Inc. (a)	400	19,116
MasTec, Inc. (a)	200	2,022
		47,836
Electrical Equipment - 0.2%
AMETEK, Inc.	100	3,567
Rockwell Automation, Inc.	300	14,865
		18,432
Industrial Conglomerates - 0.4%
Tyco International Ltd.	1,220	43,603
Machinery - 0.8%
AGCO Corp. (a)	540	11,821
Astec Industries, Inc. (a)	800	13,768
Dover Corp.	600	25,164
ITT Industries, Inc.	460	38,847
SPX Corp.	100	4,006
		93,606
Road & Rail - 0.6%
Burlington Northern Santa Fe Corp.	300	14,193
CSX Corp.	300	12,024
Laidlaw International, Inc. (a)	300	6,420
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Road & Rail - continued
Norfolk Southern Corp.	700	$ 25,333
Union Pacific Corp.	100	6,725
		64,695
Trading Companies & Distributors - 0.4%
Fastenal Co.	640	39,398
MSC Industrial Direct Co., Inc. Class A	200	7,196
		46,594
TOTAL INDUSTRIALS		846,467
INFORMATION TECHNOLOGY - 26.1%
Communications Equipment - 5.3%
Andrew Corp. (a)	500	6,815
Arris Group, Inc. (a)	100	704
AudioCodes Ltd. (a)	2,030	33,718
Avocent Corp. (a)	280	11,346
Carrier Access Corp. (a)	300	3,204
CIENA Corp. (a)	2,500	8,350
Corning, Inc. (a)	3,300	38,841
Enterasys Networks, Inc. (a)	2,420	4,356
Extreme Networks, Inc. (a)	400	2,620
Finisar Corp. (a)	14,400	32,832
InterDigital Communication Corp. (a)	300	6,630
JDS Uniphase Corp. (a)	2,400	7,608
Juniper Networks, Inc. (a)	8,800	239,272
Motorola, Inc.	300	5,160
Nokia Corp. sponsored ADR	1,400	21,938
Polycom, Inc. (a)	280	6,530
Powerwave Technologies, Inc. (a)	1,000	8,480
QUALCOMM, Inc.	2,900	122,960
Sycamore Networks, Inc. (a)	900	3,654
Tellabs, Inc. (a)	2,951	25,349
		590,367
Computers & Peripherals - 2.4%
Apple Computer, Inc. (a)	800	51,520
Diebold, Inc.	1,060	59,074
Emulex Corp. (a)	2,800	47,152
Hutchinson Technology, Inc. (a)	100	3,457
Lexmark International, Inc. Class A (a)	940	79,900
Maxtor Corp. (a)	900	4,770
Novatel Wireless, Inc.	200	3,876
QLogic Corp. (a)	100	3,673
Seagate Technology	350	6,045
Western Digital Corp. (a)	800	8,672
		268,139
Electronic Equipment & Instruments - 1.0%
Arrow Electronics, Inc. (a)	400	9,720
CDW Corp.	350	23,223
Celestica, Inc. (sub. vtg.) (a)	200	2,817

	Shares	Value (Note 1)
Ingram Micro, Inc. Class A (a)	200	$ 4,160
KEMET Corp. (a)	700	6,265
Sanmina-SCI Corp. (a)	1,000	8,470
Solectron Corp. (a)	5,300	28,249
Symbol Technologies, Inc.	1,900	32,870
		115,774
Internet Software & Services - 1.9%
Ask Jeeves, Inc. (a)	300	8,025
Google, Inc. Class A	200	38,620
Interwoven, Inc. (a)	600	6,528
Retek, Inc. (a)	534	3,284
VeriSign, Inc. (a)	1,600	53,632
Vignette Corp. (a)	4,670	6,491
Yahoo!, Inc. (a)	2,600	97,968
		214,548
IT Services - 1.9%
BearingPoint, Inc. (a)	400	3,212
Computer Sciences Corp. (a)	100	5,637
DST Systems, Inc. (a)	400	20,848
Fiserv, Inc. (a)	790	31,750
Infosys Technologies Ltd. sponsored ADR	1,100	76,241
Iron Mountain, Inc. (a)	400	12,196
SunGard Data Systems, Inc. (a)	1,850	52,411
The BISYS Group, Inc. (a)	400	6,580
		208,875
Office Electronics - 1.2%
Xerox Corp. (a)	500	8,505
Zebra Technologies Corp. Class A (a)	2,343	131,864
		140,369
Semiconductors & Semiconductor Equipment - 8.3%
Agere Systems, Inc.:
Class A (a)	4,831	6,618
Class B (a)	4,000	5,400
Altera Corp. (a)	2,800	57,960
Brooks Automation, Inc. (a)	1,100	18,942
Conexant Systems, Inc. (a)	4,490	8,935
Cree, Inc. (a)	300	12,024
Freescale Semiconductor, Inc. Class B	633	11,622
Integrated Circuit Systems, Inc. (a)	1,600	33,472
Integrated Device Technology, Inc. (a)	1,800	20,808
Intel Corp.	5,200	121,628
Intersil Corp. Class A	2,600	43,524
KLA-Tencor Corp. (a)	80	3,726
Lam Research Corp. (a)	1,200	34,692
Linear Technology Corp.	1,000	38,760
Maxim Integrated Products, Inc.	1,500	63,585
Microchip Technology, Inc.	6,150	163,959
Micron Technology, Inc. (a)	840	10,374
Novellus Systems, Inc. (a)	900	25,101
NVIDIA Corp. (a)	5,063	119,284
Photronics, Inc. (a)	1,900	31,350
PMC-Sierra, Inc. (a)	7,016	78,930
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Rambus, Inc. (a)	300	$ 6,900
Silicon Laboratories, Inc. (a)	80	2,825
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	36	306
Varian Semiconductor Equipment Associates, Inc. (a)	300	11,055
		931,780
Software - 4.1%
Adobe Systems, Inc.	1,550	97,247
BEA Systems, Inc. (a)	2,300	20,378
BMC Software, Inc. (a)	460	8,556
Citrix Systems, Inc. (a)	1,150	28,210
Cognos, Inc. (a)	200	8,803
E.piphany, Inc. (a)	731	3,531
FileNET Corp. (a)	490	12,622
Jack Henry & Associates, Inc.	440	8,760
Macrovision Corp. (a)	200	5,144
Manhattan Associates, Inc. (a)	100	2,388
Mercury Interactive Corp. (a)	1,614	73,518
Parametric Technology Corp. (a)	3,204	18,872
Siebel Systems, Inc. (a)	4,710	49,455
TIBCO Software, Inc. (a)	400	5,336
VERITAS Software Corp. (a)	3,900	111,345
		454,165
TOTAL INFORMATION TECHNOLOGY		2,924,017
MATERIALS - 2.9%
Chemicals - 1.1%
Dow Chemical Co.	400	19,804
Ferro Corp.	700	16,233
Great Lakes Chemical Corp.	400	11,396
International Flavors & Fragrances, Inc.	300	12,852
Monsanto Co.	500	27,775
Praxair, Inc.	700	30,905
		118,965
Construction Materials - 0.1%
Vulcan Materials Co.	200	10,922
Containers & Packaging - 0.7%
Owens-Illinois, Inc. (a)	860	19,479
Pactiv Corp. (a)	400	10,116
Sealed Air Corp. (a)	830	44,214
		73,809
Metals & Mining - 1.0%
Freeport-McMoRan Copper & Gold, Inc. Class B	790	30,202
Massey Energy Co.	770	26,912
Metal Management, Inc.	400	10,748

	Shares	Value (Note 1)
Nucor Corp.	200	$ 10,468
Phelps Dodge Corp.	400	39,568
		117,898
TOTAL MATERIALS		321,594
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.3%
Philippine Long Distance Telephone Co. sponsored ADR (a)	200	4,986
Sprint Corp.	900	22,365
XO Communications, Inc. (a)	400	1,216
		28,567
Wireless Telecommunication Services - 0.5%
Alamosa Holdings, Inc. (a)	500	6,235
America Movil SA de CV sponsored ADR	100	5,235
InPhonic, Inc.	700	19,236
NII Holdings, Inc. (a)	100	4,745
USA Mobility, Inc. (a)	300	10,593
Wireless Facilities, Inc. (a)	1,500	14,160
		60,204
TOTAL TELECOMMUNICATION SERVICES		88,771
TOTAL COMMON STOCKS (Cost $8,509,171)		10,367,762
Money Market Funds - 6.9%

Fidelity Cash Central Fund, 2.24% (b) (Cost $766,725)	766,725	766,725
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $9,275,896)	11,134,487
NET OTHER ASSETS - 0.6%	68,755
NET ASSETS - 100%	$ 11,203,242
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Income Tax Information
At December 31, 2004, the fund had a capital loss carryforward of approximately $1,069,000 all of which will expire on December 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets
Investment in securities, at value (cost $9,275,896) - See accompanying schedule		$ 11,134,487
Cash		11,799
Receivable for investments sold		89,323
Dividends receivable		3,535
Interest receivable		1,148
Prepaid expenses		39
Receivable from investment adviser for expense reductions		11,069
Other receivables		1,032
Total assets		11,252,432

Liabilities
Payable for fund shares redeemed	$ 130
Accrued management fee	5,700
Distribution fees payable	1,944
Other affiliated payables	4,477
Other payables and accrued expenses	36,939
Total liabilities		49,190

Net Assets		$ 11,203,242
Net Assets consist of:
Paid in capital		$ 10,428,275
Undistributed net investment income		13,755
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,097,379)
Net unrealized appreciation (depreciation) on investments		1,858,591
Net Assets		$ 11,203,242
Initial Class: Net Asset Value, offering price and redemption price per share ($1,031,013 ÷ 118,343 shares)		$ 8.71

Service Class: Net Asset Value, offering price and redemption price per share ($1,059,361 ÷ 121,296 shares)		$ 8.73

Service Class 2: Net Asset Value, offering price and redemption price per share ($9,112,868 ÷ 1,058,047 shares)		$ 8.61

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$ 38,497
Interest		4,502
Total income		42,999

Expenses
Management fee	$ 61,803
Transfer agent fees	10,916
Distribution fees	20,814
Accounting fees and expenses	33,001
Non-interested trustees' compensation	1,165
Custodian fees and expenses	16,072
Audit	26,085
Legal	30
Miscellaneous	15,489
Total expenses before reductions	185,375
Expense reductions	(69,135)	116,240
Net investment income (loss)		(73,241)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	588,356
Foreign currency transactions	(88)
Total net realized gain (loss)		588,268
Change in net unrealized appreciation (depreciation) on: Investment securities	478,031
Assets and liabilities in foreign currencies	13
Total change in net unrealized appreciation (depreciation)		478,044
Net gain (loss)		1,066,312
Net increase (decrease) in net assets resulting from operations		$ 993,071

See accompanying notes which are an integral part of the financial statements.

Agressive Growth Portfolio

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (73,241)	$ (55,766)
Net realized gain (loss)	588,268	515,336
Change in net unrealized appreciation (depreciation)	478,044	1,391,657
Net increase (decrease) in net assets resulting from operations	993,071	1,851,227
Share transactions - net increase (decrease)	1,403,379	1,557,602
Total increase (decrease) in net assets	2,396,450	3,408,829

Net Assets
Beginning of period	8,806,792	5,397,963
End of period (including undistributed net investment income of $13,755 and undistributed net investment income of $14,866, respectively)	$ 11,203,242	$ 8,806,792
Other Information:
Share Transactions	Year ended December 31, 2004
	Initial Class	Service Class	Service Class 2
Shares Sold	20,196	5,688	349,350
Reinvested	-	-	-
Redeemed	(16,791)	(13,886)	(169,649)
Net increase (decrease)	3,405	(8,198)	179,701

Dollars Sold	$ 163,969	$ 46,408	$ 2,799,000
Reinvested	-	-	-
Redeemed	(137,010)	(112,605)	(1,356,383)
Net increase (decrease)	$ 26,959	$ (66,197)	$ 1,442,617

Share Transactions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
Shares Sold	11,342	4,373	340,232
Reinvested	-	-	-
Redeemed	(10,321)	(3,096)	(116,001)
Net increase (decrease)	1,021	1,277	224,231

Dollars Sold	$ 73,891	$ 29,803	$ 2,324,950
Reinvested	-	-	-
Redeemed	(66,540)	(19,968)	(784,534)
Net increase (decrease)	$ 7,351	$ 9,835	$ 1,540,416

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2004	2003	2002	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.90	$ 6.05	$ 8.22	$ 10.02	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.04)	(.04)	(.06)	.03H	-I
Net realized and unrealized gain (loss)	.85	1.89	(2.11)	(1.82)H	.02
Total from investment operations	.81	1.85	(2.17)	(1.79)	.02
Distributions from net investment income	-	-	-	(.01)	-
Net asset value, end of period	$ 8.71	$ 7.90	$ 6.05	$ 8.22	$ 10.02
Total ReturnB,C,D	10.25%	30.58%	(26.40)%	(17.89)%	.20%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.64%	2.87%	2.51%	3.00%	146.41%A
Expenses net of voluntary waivers, if any	1.00%	1.26%	1.50%	1.50%	1.50%A
Expenses net of all reductions	.96%	1.20%	1.35%	1.45%	1.50%A
Net investment income (loss)	(.53)%	(.62)%	(.85)%	.34%H	5.50%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,031	$ 907	$ 689	$ 864	$ 301
Portfolio turnover rate	91%	150%	460%	526%	26%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

I Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2004	2003	2002	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.92	$ 6.07	$ 8.25	$ 10.02	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.05)	(.05)	(.07)	.02H	-I
Net realized and unrealized gain (loss)	.86	1.90	(2.11)	(1.78)H	.02
Total from investment operations	.81	1.85	(2.18)	(1.76)	.02
Distributions from net investment income	-	-	-	(.01)	-
Net asset value, end of period	$ 8.73	$ 7.92	$ 6.07	$ 8.25	$ 10.02
Total ReturnB,C,D	10.23%	30.48%	(26.42)%	(17.59)%	.20%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.74%	2.94%	2.56%	3.09%	146.53%A
Expenses net of voluntary waivers, if any	1.10%	1.36%	1.60%	1.60%	1.60%A
Expenses net of all reductions	1.07%	1.30%	1.45%	1.55%	1.60%A
Net investment income (loss)	(.63)%	(.72)%	(.96)%	.24%H	5.37%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,059	$ 1,026	$ 779	$ 1,152	$ 301
Portfolio turnover rate	91%	150%	460%	526%	26%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Aggressive Growth Portfolio

Financial Highlights - Service Class 2

Years ended December 31,	2004	2003	2002	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.83	$ 6.01	$ 8.20	$ 10.02	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.06)	(.06)	(.08)	.01H	-I
Net realized and unrealized gain (loss)	.84	1.88	(2.11)	(1.82)H	.02
Total from investment operations	.78	1.82	(2.19)	(1.81)	.02
Distributions from net investment income	-	-	-	(.01)	-
Net asset value, end of period	$ 8.61	$ 7.83	$ 6.01	$ 8.20	$ 10.02
Total ReturnB,C,D	9.96%	30.28%	(26.71)%	(18.08)%	.20%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.92%	3.14%	2.74%	3.23%	146.63%A
Expenses net of voluntary waivers, if any	1.25%	1.51%	1.75%	1.75%	1.75%A
Expenses net of all reductions	1.21%	1.45%	1.60%	1.70%	1.75%A
Net investment income (loss)	(.78)%	(.87)%	(1.11)%	.09%H	5.24%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,113	$ 6,873	$ 3,930	$ 4,500	$ 401
Portfolio turnover rate	91%	150%	460%	526%	26%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2004

1. Significant Accounting Policies.

Aggressive Growth Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Aggressive Growth Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Aggressive Growth Portfolio

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,277,803
Unrealized depreciation	(432,231)
Net unrealized appreciation (depreciation)	1,845,572
Capital loss carryforward	(1,069,488)

Cost for federal income tax purposes	$ 9,288,915

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $9,567,947 and $8,799,870, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .62% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 1,011
Service Class 2	19,803
$ 20,814

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements. Each class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. For the period, the total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 795
Service Class	839
Service Class 2	9,282
$ 10,916

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $4,417 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $990 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement. Effective February 1, 2005 the expense limitations will be changed to 0.90%, 1.00% and 1.15%, for Initial Class, Service Class and Service Class 2, respectively.

	Expense Limitations	Reimbursement from adviser

Initial Class	1.00%	$ 6,096
Service Class	1.10%	6,383
Service Class 2	1.25%	53,108
		$ 65,587

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $3,548 for the period.

7. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 44% of the total outstanding shares of the fund and two otherwise unaffiliated shareholders were the owners of record of 52% of the total outstanding shares of the fund.

Aggressive Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of Aggressive Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Aggressive Growth Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aggressive Growth Portfolio as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 233 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-5429.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Aggressive Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Aggressive Growth Portfolio

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000
Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1994

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Aggressive Growth Portfolio

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund III. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of VIP Aggressive Growth. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Rajiv Kaul (33)

Year of Election or Appointment: 2003

Vice President of VIP Aggressive Growth. Mr. Kaul serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Kaul managed a variety of Fidelity funds. Mr. Kaul also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

Eric D. Roiter (56)

Year of Election or Appointment: 2000

Secretary of VIP Aggressive Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present); and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of VIP Aggressive Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of VIP Aggressive Growth. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Aggressive Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Aggressive Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of VIP Aggressive Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of VIP Aggressive Growth. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 2000 Assistant Treasurer of VIP Aggressive Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Aggressive Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Aggressive Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP Aggressive Growth. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	4,465,365,699.61	80.317
Against	820,718,849.73	14.762
Abstain	273,620,539.56	4.921
TOTAL	5,559,705,088.90	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	5,275,527,318.06	94.889
Withheld	284,177,770.84	5.111
TOTAL	5,559,705,088.90	100.000
Ralph F. Cox
Affirmative	5,260,941,793.66	94.626
Withheld	298,763,295.24	5.374
TOTAL	5,559,705,088.90	100.000
Laura B. Cronin
Affirmative	5,275,571,233.79	94.889
Withheld	284,133,855.11	5.111
TOTAL	5,559,705,088.90	100.000
Dennis J. Dirks B
Affirmative	5,277,234,059.51	94.919
Withheld	282,471,029.39	5.081
TOTAL	5,559,705,088.90	100.000
Robert M. Gates
Affirmative	5,271,693,384.06	94.820
Withheld	288,011,704.84	5.180
TOTAL	5,559,705,088.90	100.000
George H. Heilmeier
Affirmative	5,276,712,546.15	94.910
Withheld	282,992,542.75	5.090
TOTAL	5,559,705,088.90	100.000
Abigail P. Johnson
Affirmative	5,265,412,678.20	94.707
Withheld	294,292,410.70	5.293
TOTAL	5,559,705,088.90	100.000
Edward C. Johnson 3d
Affirmative	5,252,813,997.03	94.480
Withheld	306,891,091.87	5.520
TOTAL	5,559,705,088.90	100.000
Donald J. Kirk
Affirmative	5,268,337,458.03	94.759
Withheld	291,367,630.87	5.241
TOTAL	5,559,705,088.90	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	5,278,993,264.93	94.951
Withheld	280,711,823.97	5.049
TOTAL	5,559,705,088.90	100.000
Ned C. Lautenbach
Affirmative	5,280,591,428.18	94.980
Withheld	279,113,660.72	5.020
TOTAL	5,559,705,088.90	100.000
Marvin L. Mann
Affirmative	5,266,769,335.50	94.731
Withheld	292,935,753.40	5.269
TOTAL	5,559,705,088.90	100.000
William O. McCoy
Affirmative	5,270,804,685.62	94.804
Withheld	288,900,403.28	5.196
TOTAL	5,559,705,088.90	100.000
Robert L. Reynolds
Affirmative	5,279,190,479.65	94.955
Withheld	280,514,609.25	5.045
TOTAL	5,559,705,088.90	100.000
Cornelia M. Small B
Affirmative	5,276,074,654.01	94.898
Withheld	283,630,434.89	5.102
TOTAL	5,559,705,088.90	100.000
William S. Stavropoulos
Affirmative	5,278,183,775.21	94.936
Withheld	281,521,313.69	5.064
TOTAL	5,559,705,088.90	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

Aggressive Growth Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPAG-ANN-0205
1.751800.104

Fidelity® Variable Insurance Products:

Balanced Portfolio

Annual Report

December 31, 2004

(2_fidelity_logos)(Registered_Trademark)

Contents

Performance	3	How the fund has done over time.
Management's Discussion	4	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	5	An example of shareholder expenses.
Investment Summary	6	A summary of the fund's investments at period end.
Investments	7	A complete list of the fund's investments with their market values.
Financial Statements	21	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	25	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	29
Trustees and Officers	30
Distributions	35
Proxy Voting Results	36

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-5429 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Balanced Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2004	Past 1 year	Past 5 years	Life of fund A
Fidelity ® VIP: Balanced - Initial Class	5.47%	1.32%	7.23%
Fidelity VIP: Balanced - Service Class B	5.42%	1.22%	7.14%
Fidelity VIP: Balanced - Service Class 2 C	5.15%	1.05%	7.05%

A From January 3, 1995.

B The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

C The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflects a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Initial Class on January 3, 1995, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Management's Discussion of Fund Performance

Comments from Louis Salemy, Lead Portfolio Manager of Fidelity® Variable Insurance Products: Balanced Portfolio

Equity and fixed-income benchmarks finished the year ending December 31, 2004, with positive returns. In the equity markets, small-cap stocks outperformed large-caps for the sixth consecutive year, as the Russell 2000® Index was up 18.33% compared to 10.88% for the larger-cap Standard & Poor's 500SM Index. Meanwhile, value stocks topped growth stocks: The Russell 3000® Value Index advanced 16.94%, compared to 6.93% for the Russell 3000 Growth Index. Elsewhere, the tech-heavy NASDAQ Composite® Index returned 9.15%, thanks primarily to a 14.87% jump in the fourth quarter, and the Dow Jones Industrial AverageSM gained 5.37%. Despite five increases in short-term interest rates, the Lehman Brothers® Aggregate Bond Index rose 4.34% in 2004. While that's roughly half of the benchmark's historical average annual return, it's better than many analysts expected as 2004 began, given concerns about the potentially high levels of economic growth and subsequent inflation at the start of the year. However, the economic expansion was more moderate than anticipated, and the Fed reassured investors that rate tightening would be undertaken at a "measured pace."

For the 12 months ending December 31, 2004, the fund lagged the 8.30% return of the Fidelity Balanced 60/40 Composite Index and the 8.55% gain of the LipperSM Variable Annuity Balanced Funds Average. Unrewarding stock picking and a significant overweighting in the media industry caused the fund to underperform the index, whereas the fixed-income subportfolio helped reduce the degree of underperformance - largely on the strength of some out-of-index investments in the outperforming high-yield sector. EchoStar Communications, a detractor on the equity side, was the victim of fears about increasing competition from rival satellite TV providers and from the cable industry. Meanwhile, brokerage holdings Morgan Stanley and Merrill Lynch both were sidetracked by investors' concerns about the impact of rising interest rates on future business. On the other hand, my decision to underweight both information technology and health care helped relative performance. In the consumer staples sector, razor manufacturer Gillette was a significant contributor both in absolute terms and compared with the index. Verizon Communications also aided performance, boosted by a regulatory change that enabled the company to charge higher rates for leasing its network to competitors.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Balanced Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period* July 1, 2004 to December 31, 2004
Initial Class
Actual	$ 1,000.00	$ 1,055.10	$ 2.94
Hypothetical A	$ 1,000.00	$ 1,022.27	$ 2.90
Service Class
Actual	$ 1,000.00	$ 1,054.70	$ 3.51
Hypothetical A	$ 1,000.00	$ 1,021.72	$ 3.46
Service Class 2
Actual	$ 1,000.00	$ 1,052.60	$ 4.28
Hypothetical A	$ 1,000.00	$ 1,020.96	$ 4.22

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.57%
Service Class	.68%
Service Class 2.83%

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investment Summary

Top Five Stocks as of December 31, 2004
% of fund's net assets
EchoStar Communications Corp. Class A	5.1
Omnicom Group, Inc.	4.6
BellSouth Corp.	3.4
Morgan Stanley	3.2
Wells Fargo & Co.	3.2
19.5
Top Five Market Sectors as of December 31, 2004
% of fund's net assets
Financials	16.7
Consumer Discretionary	15.8
Telecommunication Services	9.0
Consumer Staples	8.7
Information Technology	4.1
Asset Allocation as of December 31, 2004
% of fund's net assets*
Stocks	55.9%
Bonds	36.3%
Short-Term Investments and Net Other Assets	7.7%
Other Investments	0.1%
* Foreign investments	5.0%
Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Balanced Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio

Investments December 31, 2004

Showing Percentage of Net Assets

Common Stocks - 55.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.1%
Hotels, Restaurants & Leisure - 0.4%
Carnival Corp. unit	21,100	$ 1,215,993
Media - 11.7%
E.W. Scripps Co. Class A	89,600	4,325,888
EchoStar Communications Corp. Class A	532,979	17,716,209
News Corp. Class B (e)	143,000	2,745,600
Omnicom Group, Inc.	190,200	16,037,664
		40,825,361
Multiline Retail - 1.6%
Kohl's Corp. (a)	111,900	5,502,123
Textiles, Apparel & Luxury Goods - 0.4%
Liz Claiborne, Inc.	29,000	1,224,090
Reebok International Ltd.	7,400	325,600
		1,549,690
TOTAL CONSUMER DISCRETIONARY		49,093,167
CONSUMER STAPLES - 8.4%
Beverages - 0.5%
The Coca-Cola Co.	44,200	1,840,046
Food & Staples Retailing - 3.9%
Costco Wholesale Corp.	63,500	3,074,035
Wal-Mart Stores, Inc.	142,800	7,542,696
Walgreen Co.	75,100	2,881,587
		13,498,318
Food Products - 0.3%
McCormick & Co., Inc. (non-vtg.)	30,200	1,165,720
Household Products - 1.6%
Colgate-Palmolive Co.	29,800	1,524,568
Kimberly-Clark Corp.	59,900	3,942,019
		5,466,587
Personal Products - 1.3%
Gillette Co.	101,500	4,545,170
Tobacco - 0.8%
Altria Group, Inc.	48,650	2,972,515
TOTAL CONSUMER STAPLES		29,488,356
ENERGY - 2.8%
Oil & Gas - 2.8%
BP PLC sponsored ADR	49,200	2,873,280
Exxon Mobil Corp.	133,232	6,829,472
		9,702,752
FINANCIALS - 14.0%
Capital Markets - 7.4%
Goldman Sachs Group, Inc.	58,000	6,034,320

	Shares	Value (Note 1)
Merrill Lynch & Co., Inc.	144,900	$ 8,660,673
Morgan Stanley	205,100	11,387,152
		26,082,145
Commercial Banks - 3.2%
Wells Fargo & Co.	178,200	11,075,130
Consumer Finance - 0.6%
American Express Co.	35,600	2,006,772
Insurance - 2.8%
Allstate Corp.	44,000	2,275,680
American International Group, Inc.	70,450	4,626,452
PartnerRe Ltd.	19,200	1,189,248
St. Paul Travelers Companies, Inc.	45,249	1,677,380
		9,768,760
TOTAL FINANCIALS		48,932,807
HEALTH CARE - 1.0%
Health Care Equipment & Supplies - 0.5%
Alcon, Inc.	20,800	1,676,480
Pharmaceuticals - 0.5%
Pfizer, Inc.	66,900	1,798,941
TOTAL HEALTH CARE		3,475,421
INDUSTRIALS - 2.8%
Aerospace & Defense - 0.7%
Lockheed Martin Corp.	19,500	1,083,225
Northrop Grumman Corp.	27,800	1,511,208
		2,594,433
Airlines - 0.3%
Continental Airlines, Inc. Class B (a)	75,200	1,018,208
Industrial Conglomerates - 1.4%
General Electric Co.	131,800	4,810,700
Road & Rail - 0.4%
Union Pacific Corp.	19,900	1,338,275
TOTAL INDUSTRIALS		9,761,616
INFORMATION TECHNOLOGY - 3.6%
Communications Equipment - 0.9%
Cisco Systems, Inc. (a)	162,500	3,136,250
Lucent Technologies, Inc. warrants 12/10/07 (a)	13,353	21,098
		3,157,348
Computers & Peripherals - 0.4%
Diebold, Inc.	25,500	1,421,115
IT Services - 0.4%
Paychex, Inc.	39,600	1,349,568
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - 1.9%
Computer Associates International, Inc.	119	$ 3,696
Microsoft Corp.	253,700	6,776,327
		6,780,023
TOTAL INFORMATION TECHNOLOGY		12,708,054
MATERIALS - 1.5%
Containers & Packaging - 1.5%
Packaging Corp. of America	25,900	609,945
Smurfit-Stone Container Corp. (a)	256,623	4,793,718
		5,403,663
TELECOMMUNICATION SERVICES - 7.4%
Diversified Telecommunication Services - 7.4%
BellSouth Corp.	424,500	11,796,855
SBC Communications, Inc.	138,870	3,578,680
Telewest Global, Inc. (a)	5,008	88,041
Verizon Communications, Inc.	260,000	10,532,600
		25,996,176
Wireless Telecommunication Services - 0.0%
DigitalGlobe, Inc. (f)	163	163
TOTAL TELECOMMUNICATION SERVICES		25,996,339
UTILITIES - 0.3%
Electric Utilities - 0.3%
Entergy Corp.	13,200	892,188
TOTAL COMMON STOCKS (Cost $162,312,978)		195,454,363
Nonconvertible Preferred Stocks - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
PRIMEDIA, Inc. Series D, 10.00%	80	8,040
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $7,680)		8,040
Corporate Bonds - 11.8%
	Principal Amount
Convertible Bonds - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Instruments - 0.1%
Celestica, Inc. liquid yield option note 0% 8/1/20	$ 410,000	227,550

	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Nextel Communications, Inc. 5.25% 1/15/10	$ 150,000	$ 153,000
TOTAL CONVERTIBLE BONDS		380,550
Nonconvertible Bonds - 11.7%
CONSUMER DISCRETIONARY - 1.7%
Auto Components - 0.1%
DaimlerChrysler NA Holding Corp. 7.2% 9/1/09	150,000	166,952
Dana Corp. 6.5% 3/1/09	30,000	31,650
Delco Remy International, Inc. 9.375% 4/15/12	95,000	98,325
Stoneridge, Inc. 11.5% 5/1/12	15,000	17,175
Tenneco Automotive, Inc. 8.625% 11/15/14 (f)	40,000	41,500
Visteon Corp.:
7% 3/10/14	55,000	52,388
8.25% 8/1/10	45,000	47,250
		455,240
Automobiles - 0.2%
Ford Motor Co.:
6.625% 10/1/28	40,000	37,310
7.45% 7/16/31	200,000	201,148
General Motors Corp.:
8.25% 7/15/23	415,000	432,294
8.375% 7/15/33	120,000	124,330
		795,082
Hotels, Restaurants & Leisure - 0.3%
Argosy Gaming Co. 7% 1/15/14	40,000	44,400
Carrols Corp. 9% 1/15/13 (f)	55,000	56,925
Friendly Ice Cream Corp. 8.375% 6/15/12	15,000	14,700
Gaylord Entertainment Co. 8% 11/15/13	40,000	43,200
Host Marriott LP 7.125% 11/1/13	35,000	37,275
Landry's Seafood Restaurants, Inc. 7.5% 12/15/14 (f)	105,000	104,606
Mandalay Resort Group 6.5% 7/31/09	95,000	99,750
MGM MIRAGE:
5.875% 2/27/14	90,000	89,100
9.75% 6/1/07	15,000	16,725
Mohegan Tribal Gaming Authority 6.375% 7/15/09	80,000	82,700
Morton's Restaurant Group, Inc. 7.5% 7/1/10	30,000	29,250
NCL Corp. Ltd. 10.625% 7/15/14 (f)	25,000	24,750
Penn National Gaming, Inc. 6.875% 12/1/11	90,000	93,600
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Six Flags, Inc. 9.625% 6/1/14	$ 90,000	$ 91,125
Station Casinos, Inc. 6% 4/1/12	60,000	61,800
Vail Resorts, Inc. 6.75% 2/15/14	40,000	40,650
Virgin River Casino Corp./RBG LLC/B&BB, Inc. 9% 1/15/12 (f)	20,000	20,800
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 6.625% 12/1/14 (f)	130,000	128,863
		1,080,219
Household Durables - 0.1%
Levitz Home Furnishings, Inc. 12% 11/1/11 (f)	60,000	61,200
Standard Pacific Corp. 7.75% 3/15/13	150,000	161,063
WCI Communities, Inc. 7.875% 10/1/13	40,000	42,100
		264,363
Leisure Equipment & Products - 0.0%
K2, Inc. 7.375% 7/1/14 (f)	30,000	32,550
True Temper Sports, Inc. 8.375% 9/15/11	20,000	18,600
		51,150
Media - 0.8%
Advanstar Communications, Inc. 10.75% 8/15/10	40,000	45,100
AMC Entertainment, Inc. 9.875% 2/1/12	35,000	37,800
AOL Time Warner, Inc. 7.625% 4/15/31	100,000	120,976
Cablevision Systems Corp.:
6.6688% 4/1/09 (f)(h)	90,000	95,625
8% 4/15/12 (f)	130,000	138,288
CanWest Media, Inc. 8% 9/15/12 (f)	30,000	32,025
CBD Media LLC/ CBD Finance, Inc. 8.625% 6/1/11	20,000	21,100
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 8% 4/30/12 (f)	80,000	83,400
Corus Entertainment, Inc. 8.75% 3/1/12	240,000	263,100
Cox Communications, Inc. 7.125% 10/1/12	100,000	112,086
CSC Holdings, Inc.:
7.625% 4/1/11	170,000	183,600
7.625% 7/15/18	20,000	21,200
Dex Media, Inc.:
0% 11/15/13 (d)	45,000	35,100
8% 11/15/13	110,000	118,800

	Principal Amount	Value (Note 1)
Houghton Mifflin Co. 9.875% 2/1/13	$ 85,000	$ 92,863
Kabel Deutschland GmbH 10.625% 7/1/14 (f)	40,000	46,000
LBI Media Holdings, Inc. 0% 10/15/13 (d)	90,000	66,150
LBI Media, Inc. 10.125% 7/15/12	160,000	178,400
Liberty Media Corp. 8.25% 2/1/30	100,000	113,706
Loews Cineplex Entertainment Corp. 9% 8/1/14 (f)	80,000	86,800
News America, Inc. 6.2% 12/15/34 (f)	250,000	253,379
Nexstar Broadcasting, Inc. 7% 1/15/14	60,000	59,400
PanAmSat Corp. 9% 8/15/14 (f)	40,000	44,600
PEI Holdings, Inc. 11% 3/15/10	27,000	31,455
PRIMEDIA, Inc. 7.625% 4/1/08	235,000	237,350
Rogers Cable, Inc. 6.75% 3/15/15 (f)	120,000	121,950
Time Warner, Inc. 6.625% 5/15/29	105,000	113,139
Videotron Ltee 6.875% 1/15/14 (f)	110,000	114,400
		2,867,792
Multiline Retail - 0.1%
Dillard's, Inc. 6.69% 8/1/07	125,000	128,750
Specialty Retail - 0.1%
Asbury Automotive Group, Inc.:
8% 3/15/14	145,000	143,550
9% 6/15/12	45,000	47,363
Blockbuster, Inc. 9% 9/1/12 (f)	60,000	60,000
Sonic Automotive, Inc. 8.625% 8/15/13	90,000	96,300
		347,213
TOTAL CONSUMER DISCRETIONARY		5,989,809
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.2%
Ahold Finance USA, Inc.:
6.875% 5/1/29	50,000	48,750
8.25% 7/15/10	120,000	136,800
Jean Coutu Group, Inc.:
7.625% 8/1/12 (f)	30,000	31,725
8.5% 8/1/14 (f)	70,000	71,750
NeighborCare, Inc. 6.875% 11/15/13	75,000	79,125
Rite Aid Corp.:
6% 12/15/05 (f)	35,000	35,350
8.125% 5/1/10	60,000	63,300
9.5% 2/15/11	60,000	66,000
Stater Brothers Holdings, Inc. 5.99% 6/15/10 (h)	60,000	61,650
		594,450
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Food Products - 0.1%
Del Monte Corp. 9.25% 5/15/11	$ 145,000	$ 159,500
Doane Pet Care Co. 10.75% 3/1/10	45,000	48,150
Hines Nurseries, Inc. 10.25% 10/1/11	20,000	21,850
Reddy Ice Group, Inc. 8.875% 8/1/11	20,000	21,600
Smithfield Foods, Inc. 7% 8/1/11 (f)	140,000	149,450
United Agriculture Products, Inc. 8.25% 12/15/11 (f)	27,000	28,958
		429,508
Personal Products - 0.0%
Jafra Cosmetics International, Inc./Distribuidora Comercial Jafra SA de CV 10.75% 5/15/11	40,000	45,200
Tobacco - 0.0%
Altria Group, Inc. 7% 11/4/13	110,000	119,190
TOTAL CONSUMER STAPLES		1,188,348
ENERGY - 1.2%
Energy Equipment & Services - 0.2%
Grant Prideco, Inc. 9% 12/15/09	20,000	22,425
Hanover Compressor Co.:
8.625% 12/15/10	30,000	32,700
9% 6/1/14	30,000	33,300
Hornbeck Offshore Services, Inc. 6.125% 12/1/14 (f)	85,000	84,575
Petronas Capital Ltd. 7% 5/22/12 (f)	395,000	452,484
Pride International, Inc. 7.375% 7/15/14	40,000	43,600
Seabulk International, Inc. 9.5% 8/15/13	80,000	84,800
		753,884
Oil & Gas - 1.0%
Amerada Hess Corp.:
6.65% 8/15/11	25,000	27,492
7.125% 3/15/33	75,000	82,467
7.375% 10/1/09	60,000	67,035
Belden & Blake Corp. 8.75% 7/15/12 (f)	20,000	20,450
Chesapeake Energy Corp.:
7.5% 9/15/13	70,000	76,213
7.5% 6/15/14	40,000	43,600
El Paso Corp.:
7% 5/15/11	90,000	90,450
7.875% 6/15/12	120,000	124,800

	Principal Amount	Value (Note 1)
El Paso Energy Corp.:
6.95% 12/15/07	$ 55,000	$ 57,338
7.375% 12/15/12	30,000	30,113
El Paso Production Holding Co. 7.75% 6/1/13	180,000	187,650
Empresa Nacional de Petroleo 6.75% 11/15/12 (f)	120,000	133,445
EnCana Holdings Finance Corp. 5.8% 5/1/14	80,000	85,287
Enterprise Products Operating LP:
4.625% 10/15/09 (f)	45,000	44,929
5.6% 10/15/14 (f)	30,000	30,266
General Maritime Corp. 10% 3/15/13	120,000	138,000
Kinder Morgan Energy Partners LP 7.125% 3/15/12	70,000	80,026
Overseas Shipholding Group, Inc. 8.25% 3/15/13	110,000	122,375
Pemex Project Funding Master Trust:
6.125% 8/15/08	400,000	424,000
7.875% 2/1/09 (h)	180,000	202,230
Plains Exploration & Production Co.:
7.125% 6/15/14	40,000	43,800
8.75% 7/1/12	60,000	67,125
Range Resources Corp. 7.375% 7/15/13	110,000	117,700
Ship Finance International Ltd. 8.5% 12/15/13	360,000	370,800
Stone Energy Corp. 6.75% 12/15/14 (f)	20,000	19,800
Teekay Shipping Corp. 8.875% 7/15/11	100,000	116,000
The Coastal Corp.:
6.5% 5/15/06	15,000	15,506
6.5% 6/1/08	75,000	75,375
7.5% 8/15/06	90,000	94,950
7.625% 9/1/08	10,000	10,388
7.75% 6/15/10	35,000	36,575
Venoco, Inc. 8.75% 12/15/11 (f)	60,000	61,800
Williams Companies, Inc.:
7.125% 9/1/11	125,000	136,563
7.5% 1/15/31	10,000	10,350
7.625% 7/15/19	105,000	114,450
8.75% 3/15/32	25,000	28,750
		3,388,098
TOTAL ENERGY		4,141,982
FINANCIALS - 2.7%
Capital Markets - 0.7%
BCP Caylux Holdings Luxembourg SCA 9.625% 6/15/14 (f)	150,000	168,000
Equinox Holdings Ltd. 9% 12/15/09	20,000	21,200
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Capital Markets - continued
Goldman Sachs Group, Inc.:
5.25% 10/15/13	$ 500,000	$ 511,550
6.6% 1/15/12	410,000	457,576
Merrill Lynch & Co., Inc.:
4.125% 1/15/09	700,000	703,855
5% 1/15/15	25,000	24,902
Morgan Stanley:
3.875% 1/15/09	500,000	497,221
4.75% 4/1/14	75,000	73,081
6.6% 4/1/12	160,000	178,451
		2,635,836
Commercial Banks - 0.3%
Bank of America Corp.:
6.25% 4/15/12	125,000	138,051
7.4% 1/15/11	155,000	179,549
Fleet Financial Group, Inc. 7.125% 4/15/06	140,000	146,523
Korea Development Bank 3.875% 3/2/09	250,000	246,759
PNC Funding Corp. 5.75% 8/1/06	155,000	160,742
Wachovia Corp. 4.875% 2/15/14	90,000	89,701
Wells Fargo & Co. 4.2% 1/15/10	45,000	45,183
		1,006,508
Consumer Finance - 0.4%
Capital One Bank 5% 6/15/09	250,000	257,427
Ford Motor Credit Co. 7% 10/1/13	275,000	291,536
General Motors Acceptance Corp. 6.875% 9/15/11	115,000	117,851
Household Finance Corp. 4.125% 11/16/09	300,000	298,387
Household International, Inc. 8.875% 2/15/08	150,000	158,787
MBNA Corp.:
6.25% 1/17/07	120,000	126,268
7.5% 3/15/12	175,000	202,177
		1,452,433
Diversified Financial Services - 0.7%
Alliance Capital Management LP 5.625% 8/15/06	150,000	155,022
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	120,000	127,200
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 5/15/11 (d)	116,000	85,260
9.625% 11/15/09	170,000	148,750

	Principal Amount	Value (Note 1)
CMS Energy X-TRAS pass thru trust certificates 7% 1/15/05	$ 75,000	$ 75,000
Couche Tard U.S. LP /Couche Tard Financing Corp. 7.5% 12/15/13	70,000	75,950
Dex Media West LLC/Dex Media West Finance Co. 9.875% 8/15/13	39,000	44,850
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	130,000	152,750
Hutchison Whampoa International 03/13 Ltd. 6.5% 2/13/13 (f)	55,000	59,273
Hutchison Whampoa International 03/33 Ltd.:
6.25% 1/24/14 (f)	120,000	126,372
7.45% 11/24/33 (f)	85,000	94,213
J.P. Morgan Chase & Co. 6.75% 2/1/11	635,000	713,363
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	105,000	108,675
Refco Finance Holdings LLC/Refco Finance, Inc. 9% 8/1/12 (f)	100,000	109,000
U.S. West Capital Funding, Inc. 6.375% 7/15/08	45,000	44,438
UGS Corp. 10% 6/1/12 (f)	35,000	39,725
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	80,000	94,700
Universal City Florida Holding Co. I/II 7.2% 5/1/10 (f)(h)	40,000	41,500
		2,296,041
Insurance - 0.1%
Principal Life Global Funding I 6.25% 2/15/12 (f)	85,000	92,915
Provident Companies, Inc.:
7% 7/15/18	10,000	9,650
7.25% 3/15/28	15,000	14,194
UnumProvident Corp.:
6.75% 12/15/28	65,000	57,525
7.625% 3/1/11	55,000	57,613
		231,897
Real Estate - 0.3%
BRE Properties, Inc. 5.95% 3/15/07	250,000	260,509
EOP Operating LP:
4.65% 10/1/10	200,000	200,914
7% 7/15/11	200,000	225,549
Senior Housing Properties Trust:
7.875% 4/15/15	40,000	44,000
8.625% 1/15/12	80,000	91,400
Simon Property Group LP 5.625% 8/15/14 (f)	200,000	207,122
		1,029,494
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.2%
Countrywide Home Loans, Inc. 4% 3/22/11	$ 250,000	$ 243,065
Independence Community Bank Corp. 3.75% 4/1/14 (h)	95,000	91,573
Washington Mutual, Inc.:
4.375% 1/15/08	90,000	91,403
4.625% 4/1/14	200,000	191,211
		617,252
TOTAL FINANCIALS		9,269,461
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.3%
AmeriPath, Inc. 10.5% 4/1/13	105,000	111,563
Community Health Systems, Inc. 6.5% 12/15/12 (f)	60,000	60,450
HCA, Inc. 6.375% 1/15/15	70,000	70,150
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14	130,000	141,869
National Nephrology Associates, Inc. 9% 11/1/11 (f)	30,000	34,725
Psychiatric Solutions, Inc. 10.625% 6/15/13	45,000	52,088
Rotech Healthcare, Inc. 9.5% 4/1/12	75,000	82,125
Tenet Healthcare Corp.:
6.375% 12/1/11	65,000	59,800
7.375% 2/1/13	150,000	146,250
9.875% 7/1/14 (f)	70,000	76,125
U.S. Oncology, Inc.:
9% 8/15/12 (f)	170,000	187,850
10.75% 8/15/14 (f)	50,000	57,250
		1,080,245
Pharmaceuticals - 0.1%
Elan Finance PLC/Elan Finance Corp. 7.75% 11/15/11 (f)	160,000	171,200
TOTAL HEALTH CARE		1,251,445
INDUSTRIALS - 0.8%
Aerospace & Defense - 0.1%
BE Aerospace, Inc.:
8% 3/1/08	65,000	65,000
8.875% 5/1/11	25,000	26,125
Bombardier, Inc. 6.3% 5/1/14 (f)	200,000	173,500
Raytheon Co. 8.3% 3/1/10	150,000	177,749
		442,374

	Principal Amount	Value (Note 1)
Airlines - 0.3%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	$ 115,000	$ 108,100
7.377% 5/23/19	95,503	66,852
7.379% 5/23/16	67,347	47,143
7.8% 4/1/08	50,000	46,500
8.608% 10/1/12	75,000	70,125
10.18% 1/2/13	45,000	35,100
Continental Airlines, Inc. pass thru trust certificates:
6.9% 7/2/18	18,985	15,947
7.568% 12/1/06	20,000	16,200
8.312% 10/2/12	20,167	15,529
8.321% 11/1/06	10,000	9,700
Delta Air Lines, Inc. 9.5% 11/18/08 (f)	19,000	17,813
Delta Air Lines, Inc. pass thru trust certificates:
7.299% 9/18/06	1,000	800
7.57% 11/18/10	45,000	44,388
7.779% 1/2/12	354,807	230,625
7.92% 5/18/12	75,000	57,750
Northwest Airlines, Inc. 7.875% 3/15/08	255,000	206,550
Northwest Airlines, Inc. pass thru trust certificates:
7.068% 7/2/17	24,306	21,876
7.626% 4/1/10	72,130	59,868
7.67% 1/2/15	21,263	18,552
		1,089,418
Building Products - 0.1%
Building Materials Corp. of America 7.75% 8/1/14 (f)	80,000	80,000
Mueller Group, Inc. 6.91% 11/1/11 (h)	80,000	82,800
Nortek, Inc. 8.5% 9/1/14 (f)	90,000	94,050
		256,850
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc.:
5.75% 2/15/11	40,000	37,600
6.375% 4/15/11	40,000	38,000
7.625% 1/1/06	30,000	30,975
		106,575
Machinery - 0.2%
Cummins, Inc. 9.5% 12/1/10 (h)	50,000	56,500
Dresser-Rand Group, Inc. 7.375% 11/1/14 (f)	40,000	40,700
Invensys PLC 9.875% 3/15/11 (f)	180,000	194,400
Park-Ohio Industries, Inc. 8.375% 11/15/14 (f)	40,000	39,900
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Machinery - continued
Terex Corp.:
7.375% 1/15/14	$ 20,000	$ 21,300
9.25% 7/15/11	195,000	218,888
		571,688
Marine - 0.0%
H-Lines Finance Holding Corp. 0% 4/1/13 (d)(f)	30,000	21,825
OMI Corp. 7.625% 12/1/13	45,000	48,150
		69,975
Road & Rail - 0.0%
TFM SA de CV yankee:
10.25% 6/15/07	20,000	21,400
11.75% 6/15/09	60,000	60,900
		82,300
TOTAL INDUSTRIALS		2,619,180
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.1%
L-3 Communications Corp. 6.125% 1/15/14	70,000	72,100
Lucent Technologies, Inc.:
6.45% 3/15/29	70,000	63,700
6.5% 1/15/28	30,000	27,000
Nortel Networks Corp. 6.125% 2/15/06	80,000	81,700
		244,500
Electronic Equipment & Instruments - 0.1%
Celestica, Inc. 7.875% 7/1/11	200,000	214,000
Flextronics International Ltd. 6.5% 5/15/13	20,000	20,400
Sanmina-SCI Corp. 10.375% 1/15/10	85,000	97,325
Solectron Corp. 7.375% 3/1/06	115,000	118,594
		450,319
IT Services - 0.0%
Iron Mountain, Inc. 6.625% 1/1/16	50,000	46,750
Office Electronics - 0.0%
Xerox Corp.:
7.125% 6/15/10	60,000	64,800
7.625% 6/15/13	70,000	77,000
		141,800
Semiconductors & Semiconductor Equipment - 0.2%
Freescale Semiconductor, Inc.:
4.82% 7/15/09 (h)	70,000	73,150
6.875% 7/15/11	80,000	85,800

	Principal Amount	Value (Note 1)
7.125% 7/15/14	$ 80,000	$ 86,800
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co.:
5.78% 12/15/11 (f)(h)	30,000	30,788
6.875% 12/15/11 (f)	40,000	41,200
8% 12/15/14 (f)	20,000	20,850
Semiconductor Note Participation Trust 0% 8/4/11 (f)	105,000	157,500
Viasystems, Inc. 10.5% 1/15/11	80,000	78,400
		574,488
TOTAL INFORMATION TECHNOLOGY		1,457,857
MATERIALS - 1.1%
Chemicals - 0.3%
America Rock Salt Co. LLC 9.5% 3/15/14	50,000	52,250
Berry Plastics Corp. 10.75% 7/15/12	60,000	68,550
Equistar Chemicals LP/Equistar Funding Corp. 10.625% 5/1/11	110,000	127,050
Huntsman Advanced Materials LLC 11% 7/15/10 (f)	40,000	47,000
Huntsman ICI Holdings LLC 0% 12/31/09	55,000	31,075
Huntsman International LLC 9.875% 3/1/09	60,000	65,700
JohnsonDiversey Holdings, Inc. 0% 5/15/13 (d)	45,000	38,925
Lubrizol Corp.:
4.625% 10/1/09	80,000	79,877
5.5% 10/1/14	35,000	35,206
6.5% 10/1/34	65,000	66,200
Lyondell Chemical Co.:
9.5% 12/15/08	25,000	27,250
9.625% 5/1/07	30,000	32,925
Methanex Corp. yankee 7.75% 8/15/05	155,000	158,875
Millennium America, Inc. 9.25% 6/15/08	70,000	79,100
Nalco Co. 7.75% 11/15/11	50,000	53,875
PolyOne Corp.:
8.875% 5/1/12	45,000	49,050
10.625% 5/15/10	25,000	28,125
The Scotts Co. 6.625% 11/15/13	50,000	52,750
		1,093,783
Construction Materials - 0.1%
RMCC Acquisition Co. 9.5% 11/1/12 (f)	180,000	177,300
Texas Industries, Inc. 10.25% 6/15/11	140,000	165,200
U.S. Concrete, Inc. 8.375% 4/1/14	50,000	53,750
		396,250
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Containers & Packaging - 0.3%
Anchor Glass Container Corp. 11% 2/15/13	$ 60,000	$ 65,100
BWAY Corp. 10% 10/15/10	40,000	42,600
Cellu Tissue Holdings, Inc. 9.75% 3/15/10	60,000	62,400
Crown European Holdings SA 10.875% 3/1/13	80,000	94,600
Jefferson Smurfit Corp. U.S. 7.5% 6/1/13	130,000	139,100
Owens-Brockway Glass Container, Inc.:
6.75% 12/1/14 (f)	50,000	51,000
7.75% 5/15/11	50,000	54,250
8.75% 11/15/12	25,000	28,063
8.875% 2/15/09	95,000	103,075
Owens-Illinois, Inc.:
7.35% 5/15/08	295,000	311,225
7.8% 5/15/18	45,000	46,575
Sealed Air Corp. 5.625% 7/15/13 (f)	30,000	31,036
		1,029,024
Metals & Mining - 0.2%
Allegheny Technologies, Inc. 8.375% 12/15/11	45,000	49,950
California Steel Industries, Inc. 6.125% 3/15/14	60,000	59,550
Compass Minerals International, Inc. 0% 12/15/12 (d)	80,000	68,400
CSN Islands VIII Corp. 9.75% 12/16/13 (f)	100,000	107,000
Foundation Pennsylvania Coal Co. 7.25% 8/1/14 (f)	50,000	52,875
IMCO Recycling Escrow, Inc. 9% 11/15/14 (f)	55,000	56,925
International Steel Group, Inc. 6.5% 4/15/14	85,000	91,800
Ispat Inland ULC 9.75% 4/1/14	45,000	55,575
Massey Energy Co. 6.625% 11/15/10	40,000	41,600
Wise Metals Group LLC/Alloys Finance 10.25% 5/15/12	160,000	160,000
		743,675
Paper & Forest Products - 0.2%
Boise Cascade LLC/Boise Cascade Finance Corp. 7.125% 10/15/14 (f)	30,000	31,500
Georgia-Pacific Corp.:
7.5% 5/15/06	120,000	125,700
8% 1/15/24	80,000	92,700
8.125% 5/15/11	120,000	138,000

	Principal Amount	Value (Note 1)
International Paper Co.:
4.25% 1/15/09	$ 35,000	$ 35,128
5.5% 1/15/14	95,000	98,136
Norske Skog Canada Ltd. 8.625% 6/15/11	150,000	160,500
		681,664
TOTAL MATERIALS		3,944,396
TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 1.1%
AT&T Broadband Corp. 8.375% 3/15/13	100,000	123,310
Bellsouth Capital Funding Corp. 7.875% 2/15/30	115,000	143,237
BellSouth Corp. 5.2% 9/15/14	100,000	101,922
British Telecommunications PLC 8.875% 12/15/30	200,000	267,804
Deutsche Telekom International Finance BV 8.75% 6/15/30	250,000	330,115
France Telecom SA:
8.5% 3/1/11	105,000	125,255
9.5% 3/1/31	200,000	271,118
Koninklijke KPN NV yankee 8% 10/1/10	200,000	236,068
New Skies Satellites BV 7.4375% 11/1/11 (f)(h)	90,000	94,500
NTL Cable PLC 8.75% 4/15/14 (f)	45,000	50,625
Primus Telecommunications Group, Inc. 8% 1/15/14	60,000	52,800
Qwest Capital Funding, Inc.:
7% 8/3/09	60,000	59,400
7.75% 8/15/06	270,000	284,175
Qwest Communications International, Inc.:
7.25% 2/15/11 (f)	20,000	20,400
7.5% 2/15/14 (f)	120,000	121,200
Qwest Corp. 9.125% 3/15/12 (f)	85,000	98,175
Qwest Services Corp. 14% 12/15/10 (f)(h)	75,000	90,000
SBC Communications, Inc.:
6.15% 9/15/34	150,000	154,482
6.45% 6/15/34	100,000	107,137
Sprint Capital Corp. 6.875% 11/15/28	145,000	158,744
Telecom Italia Capital:
4.95% 9/30/14 (f)	95,000	93,075
5.25% 11/15/13	250,000	252,684
Telefonica Europe BV 7.75% 9/15/10	105,000	123,132
Verizon Global Funding Corp.:
7.25% 12/1/10	240,000	274,965
7.75% 12/1/30	200,000	248,665
		3,882,988
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.4%
America Movil SA de CV:
4.125% 3/1/09	$ 100,000	$ 98,514
5.5% 3/1/14	90,000	88,911
American Tower Corp. 9.375% 2/1/09	28,000	29,400
AT&T Wireless Services, Inc. 7.875% 3/1/11	55,000	64,824
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14 (h)	80,000	82,400
Crown Castle International Corp.:
Series B, 7.5% 12/1/13	80,000	85,800
10.75% 8/1/11	15,000	16,350
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	50,000	56,000
Inmarsat Finance PLC 7.625% 6/30/12	50,000	52,000
Intelsat Ltd.:
6.5% 11/1/13	55,000	49,775
7.625% 4/15/12	15,000	14,775
Millicom International Cellular SA 10% 12/1/13 (f)	80,000	83,600
Nextel Communications, Inc. 7.375% 8/1/15	160,000	176,800
Nextel Partners, Inc. 8.125% 7/1/11	80,000	88,800
Rogers Communications, Inc.:
5.525% 12/15/10 (f)(h)	50,000	52,375
6.375% 3/1/14	115,000	113,850
7.25% 12/15/12 (f)	30,000	31,800
7.5% 3/15/15 (f)	70,000	73,675
8% 12/15/12 (f)	40,000	42,200
9.625% 5/1/11	40,000	46,600
Western Wireless Corp. 9.25% 7/15/13	100,000	109,000
		1,457,449
TOTAL TELECOMMUNICATION SERVICES		5,340,437
UTILITIES - 1.6%
Electric Utilities - 0.6%
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (f)	170,000	191,463
Cleveland Electric Illuminating Co. 5.65% 12/15/13	145,000	150,381
Duke Capital LLC:
4.37% 3/1/09	400,000	402,602
6.75% 2/15/32	210,000	228,524
Exelon Corp. 6.75% 5/1/11	200,000	223,725

	Principal Amount	Value (Note 1)
FirstEnergy Corp. 6.45% 11/15/11	$ 25,000	$ 27,162
Illinois Power Co. 7.5% 6/15/09	155,000	174,820
Nevada Power Co.:
5.875% 1/15/15 (f)	30,000	30,075
10.875% 10/15/09	65,000	75,075
Niagara Mohawk Power Corp. 8.875% 5/15/07	75,000	83,300
Progress Energy, Inc. 7.1% 3/1/11	270,000	303,546
Sierra Pacific Power Co. 6.25% 4/15/12	30,000	31,275
TECO Energy, Inc.:
6.125% 5/1/07	55,000	56,925
10.5% 12/1/07	105,000	121,538
Texas Genco LLC/Texas Genco Financing Corp. 6.875% 12/15/14 (f)	60,000	62,400
		2,162,811
Gas Utilities - 0.2%
Consolidated Natural Gas Co. 6.85% 4/15/11	70,000	78,997
Dynegy Holdings, Inc. 10.125% 7/15/13 (f)	50,000	57,000
NiSource Finance Corp. 7.875% 11/15/10	230,000	270,383
Sonat, Inc.:
6.625% 2/1/08	65,000	65,813
6.75% 10/1/07	70,000	73,500
7.625% 7/15/11	20,000	20,625
Southern Natural Gas Co. 8.875% 3/15/10	40,000	44,750
Texas Eastern Transmission Corp. 7.3% 12/1/10	185,000	212,519
Transcontinental Gas Pipe Line Corp. 6.125% 1/15/05	20,000	20,100
		843,687
Multi-Utilities & Unregulated Power - 0.8%
AES Corp.:
8.5% 11/1/07	19,000	19,310
8.75% 6/15/08	30,000	32,700
8.75% 5/15/13 (f)	170,000	192,525
8.875% 2/15/11	54,000	61,695
9% 5/15/15 (f)	90,000	102,938
9.375% 9/15/10	16,000	18,500
9.5% 6/1/09	144,000	163,620
Calpine Corp.:
7.82% 7/15/07 (f)(h)	79,000	71,890
8.5% 7/15/10 (f)	20,000	17,100
CMS Energy Corp.:
7.75% 8/1/10	125,000	136,719
8.5% 4/15/11	85,000	96,581
8.9% 7/15/08	125,000	137,969
9.875% 10/15/07	105,000	117,075
Corporate Bonds - continued
	Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
Constellation Energy Group, Inc. 7% 4/1/12	$ 350,000	$ 398,948
Dominion Resources, Inc.:
6.25% 6/30/12	685,000	747,875
8.125% 6/15/10	60,000	70,622
NRG Energy, Inc. 8% 12/15/13 (f)	120,000	130,950
Reliant Energy, Inc.:
6.75% 12/15/14	70,000	70,000
9.25% 7/15/10	30,000	33,600
9.5% 7/15/13	10,000	11,375
		2,631,992
TOTAL UTILITIES		5,638,490
TOTAL NONCONVERTIBLE BONDS		40,841,405
TOTAL CORPORATE BONDS (Cost $38,686,197)		41,221,955
U.S. Government and Government Agency Obligations - 10.0%

U.S. Government Agency Obligations - 2.3%
Fannie Mae:
2.5% 6/15/06	410,000	406,381
3.25% 8/15/08	550,000	542,751
3.25% 2/15/09	1,216,000	1,192,355
5.5% 3/15/11	380,000	407,493
6% 5/15/11	2,015,000	2,216,897
6.25% 2/1/11	280,000	306,968
Freddie Mac:
3.625% 9/15/08	318,000	318,109
4% 6/12/13	1,575,000	1,504,262
6.625% 9/15/09	475,000	531,212
6.75% 3/15/31	404,000	491,010
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		7,917,438
U.S. Treasury Inflation Protected Obligations - 1.2%
U.S. Treasury Inflation-Indexed Bonds 2.375% 1/15/25	1,012,580	1,082,788

	Principal Amount	Value (Note 1)
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	$ 1,007,510	$ 997,710
2% 1/15/14	2,065,960	2,138,269
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		4,218,767
U.S. Treasury Obligations - 6.5%
U.S. Treasury Bonds 6.25% 5/15/30	275,000	328,786
U.S. Treasury Notes:
1.625% 2/28/06	15,370,000	15,161,660
3.125% 5/15/07	200,000	199,898
3.125% 4/15/09	800,000	787,875
4.75% 5/15/14	2,105,000	2,193,639
6.5% 2/15/10	1,220,000	1,381,221
7% 7/15/06	2,600,000	2,756,608
TOTAL U.S. TREASURY OBLIGATIONS		22,809,687
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $34,957,848)		34,945,892
U.S. Government Agency - Mortgage Securities - 8.9%

Fannie Mae - 8.4%
3.836% 6/1/33 (h)	17,022	17,035
3.941% 10/1/34 (h)	24,543	24,719
4.021% 12/1/34 (h)	25,000	25,148
4.037% 12/1/34 (h)	24,825	25,031
4.048% 1/1/35 (h)	25,000	25,182
4.072% 12/1/34 (h)	25,000	25,195
4.105% 1/1/35 (h)	50,000	49,809
4.17% 11/1/34 (h)	24,998	25,134
4.324% 12/1/34 (h)	24,999	25,405
4.5% 1/1/20 (g)	2,000,000	1,991,875
4.5% 1/1/20 (g)	50,000	49,797
4.5% 7/1/33 to 10/1/33	3,893,403	3,769,926
4.549% 8/1/34 (h)	46,664	47,760
5% 11/1/17 to 8/1/18	4,374,587	4,448,907
5% 1/1/35 (g)	3,000,000	2,973,750
5% 1/1/35 (g)	1,275,000	1,263,844
5.5% 2/1/11 to 6/1/29	1,368,049	1,412,583
5.5% 1/1/35 (g)	3,935,130	3,990,468
5.5% 1/1/35 (g)	4,000,000	4,056,250
6% 4/1/09 to 1/1/29	1,557,236	1,631,715
6% 1/1/35 (g)	299,817	309,748
6.5% 5/1/11 to 7/1/32	2,374,873	2,500,094
6.5% 1/1/20 (g)	54,792	58,080
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
7% 12/1/24 to 2/1/28	$ 131,621	$ 140,237
7.5% 10/1/26 to 8/1/28	440,456	472,564
TOTAL FANNIE MAE		29,360,256
Freddie Mac - 0.0%
4.985% 8/1/33 (h)	25,000	25,678
7.5% 1/1/27	32,697	35,120
TOTAL FREDDIE MAC		60,798
Government National Mortgage Association - 0.5%
6.5% 10/15/27 to 9/15/32	844,073	890,137
7% 1/15/28 to 7/15/32	495,343	526,572
7.5% 6/15/27 to 3/15/28	138,250	148,713
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		1,565,422
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $30,788,615)		30,986,476
Asset-Backed Securities - 0.9%

ACE Securities Corp. Series 2004-HE1:
Class M1, 2.9175% 2/25/34 (h)	50,000	50,008
Class M2, 3.5175% 2/25/34 (h)	50,000	50,018
American Express Credit Account Master Trust Series 2001-6 Class B, 2.7525% 12/15/08 (h)	200,000	200,600
Ameriquest Mortgage Securities, Inc. Series 2004-R2:
Class M1, 2.8475% 4/25/34 (h)	25,000	25,000
Class M2, 2.8975% 4/25/34 (h)	25,000	25,000
Amortizing Residential Collateral Trust Series 2003-BC1 Class M2, 3.5175% 1/25/32 (h)	45,000	45,186
Argent Securities, Inc. Series 2004-W5 Class M1, 3.0175% 4/25/34 (h)	75,000	75,100
Capital One Multi-Asset Execution Trust:
Series 2003-B4 Class B4, 3.2025% 7/15/11 (h)	105,000	106,913
Series 2004-6 Class B, 4.15% 7/16/12	125,000	124,866
Chase Manhattan Auto Owner Trust Series 2001-A Class A4, 5.07% 2/15/08	239,196	240,194
Citibank Credit Card Issuance Trust Series 2002-C1 Class C1, 3.2% 2/9/09 (h)	250,000	253,336

	Principal Amount	Value (Note 1)
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 2.9175% 5/25/34 (h)	$ 100,000	$ 100,002
Series 2004-3 Class M1, 2.9175% 6/25/34 (h)	25,000	25,026
Series 2004-4:
Class A, 2.7875% 8/25/34 (h)	80,984	80,956
Class M1, 2.8975% 7/25/34 (h)	75,000	75,158
Class M2, 2.9475% 6/25/34 (h)	80,000	80,191
Discover Card Master Trust I:
Series 2001-6 Class A, 5.75% 12/15/08	600,000	621,227
Series 2003-4 Class B1, 2.7325% 5/16/11 (h)	155,000	155,826
Fremont Home Loan Trust Series 2004-A:
Class M1, 2.9675% 1/25/34 (h)	75,000	75,001
Class M2, 3.5675% 1/25/34 (h)	100,000	100,002
Home Equity Asset Trust Series 2002-4 Class M2, 4.4675% 3/25/33 (h)	25,000	25,371
MBNA Credit Card Master Note Trust Series 2001-A1 Class A1, 5.75% 10/15/08	200,000	206,739
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 2.9175% 7/25/34 (h)	50,000	50,001
Class M3, 3.3675% 7/25/34 (h)	25,000	25,000
Morgan Stanley ABS Capital I, Inc.:
Series 2003-HE1 Class M2, 4.3175% 5/25/33 (h)	25,000	25,349
Series 2003-NC5 Class M2, 4.4175% 4/25/33 (h)	50,000	50,924
Morgan Stanley Dean Witter Capital I Trust Series 2003-NC1 Class M1, 3.4675% 11/25/32 (h)	45,000	45,478
Sears Credit Account Master Trust II Series 2000-2 Class A, 6.75% 9/16/09	365,000	374,114
Structured Asset Securities Corp. Series 2004-GEL1 Class A, 2.7775% 2/25/34 (h)	31,853	31,854
TOTAL ASSET-BACKED SECURITIES (Cost $3,298,664)		3,344,440
Collateralized Mortgage Obligations - 0.4%
	Principal Amount	Value (Note 1)
Private Sponsor - 0.0%
CS First Boston Mortgage Securities Corp. floater Series 2004-AR3 Class 6A2, 2.7875% 4/25/34 (h)	$ 68,523	$ 68,624
Master Alternative Loan Trust Series 2004-3 Class 3A1, 6% 4/25/34	22,382	22,913
Residential Asset Mortgage Products, Inc. sequential pay Series 2004-SL2 Class A1, 6.5% 10/25/16	38,090	39,125
TOTAL PRIVATE SPONSOR		130,662
U.S. Government Agency - 0.4%
Fannie Mae guaranteed REMIC pass thru certificates planned amortization class Series 2004-81 Class KD:
4.5% 4/25/17	380,000	382,294
4.5% 7/25/18	170,000	168,639
Freddie Mac Multi-class participation certificates guaranteed planned amortization class:
Series 2677 Class LD, 4.5% 3/15/17	560,000	559,802
Series 2885 Class PC, 4.5% 3/15/18	165,000	165,958
TOTAL U.S. GOVERNMENT AGENCY		1,276,693
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,411,824)		1,407,355
Commercial Mortgage Securities - 1.2%

Bayview Commercial Asset Trust floater:
Series 2004-1 Class A, 2.7775% 4/25/34 (f)(h)	92,980	92,697
Series 2004-3 Class A1, 2.7675% 1/25/35 (f)(h)	149,743	149,743
COMM:
floater:
Series 2002-FL7 Class D, 2.9725% 11/15/14 (f)(h)	45,000	45,121
Series 2003-FL9 Class B, 2.9025% 11/15/15 (f)(h)	85,741	85,997
Series 2004-LBN2 Class X2, 1.2743% 3/10/39 (f)(h)(i)	314,195	13,398
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1999-C1 Class A2, 7.29% 9/15/41	250,000	280,656

	Principal Amount	Value (Note 1)
Series 2000-C1 Class A2, 7.545% 4/15/62	$ 500,000	$ 570,857
Series 2004-C1 Class A3, 4.321% 1/15/37	95,000	94,428
Series 1997-C2 Class D, 7.27% 1/17/35	150,000	165,774
Series 2004-C1 Class ASP, 1.0446% 1/15/37 (f)(h)(i)	1,540,000	61,591
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	500,000	573,195
Fannie Mae sequential pay Series 1999-10 Class MZ, 6.5% 9/17/38	248,127	262,803
GS Mortgage Securities Corp. II:
sequential pay:
Series 2001-LIBA Class A2, 6.615% 2/14/16 (f)	105,000	115,643
Series 2003-C1 Class A2A, 3.59% 1/10/40	125,000	124,418
Series 1998-GLII Class E, 7.1905% 4/13/31 (h)	120,000	125,956
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C9 Class A2, 7.77% 10/15/32	225,000	257,901
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (f)	110,000	105,076
Class C, 4.13% 11/20/37 (f)	110,000	100,375
Merrill Lynch Mortgage Trust sequential pay Series 2004-KEY2 Class A2, 4.166% 8/12/39	215,000	214,202
Morgan Stanley Capital I, Inc. sequential pay Series 2004-HQ3 Class A2, 4.05% 1/13/41	105,000	104,217
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (f)	500,000	532,438
Wachovia Bank Commercial Mortgage Trust sequential pay Series 2003-C6 Class A2, 4.498% 8/15/35	165,000	167,348
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $4,038,439)		4,243,834
Foreign Government and Government Agency Obligations - 0.4%

Chilean Republic:
5.625% 7/23/07	150,000	157,031
7.125% 1/11/12	190,000	218,144
Korean Republic 4.875% 9/22/14	100,000	98,911
State of Israel 4.625% 6/15/13	30,000	28,669
United Mexican States:
5.875% 1/15/14	90,000	92,205
Foreign Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
United Mexican States: - continued
6.375% 1/16/13	$ 300,000	$ 319,500
6.75% 9/27/34	150,000	148,125
7.5% 4/8/33	175,000	189,000
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,201,314)		1,251,585
Floating Rate Loans - 0.1%

TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Qwest Corp. Tranche A, term loan 7.39% 6/30/07 (h)	190,000	198,075
UTILITIES - 0.0%
Multi-Utilities & Unregulated Power - 0.0%
AES Corp. term loan 5.22% 8/10/11 (h)	85,714	86,893
TOTAL FLOATING RATE LOANS (Cost $276,110)		284,968
Money Market Funds - 15.2%
	Shares
Fidelity Cash Central Fund, 2.24% (b)	50,175,503	50,175,503
Fidelity Securities Lending Cash Central Fund, 2.23% (b)(c)	2,822,275	2,822,275
TOTAL MONEY MARKET FUNDS (Cost $52,997,778)		52,997,778
Cash Equivalents - 0.0%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.52%, dated 12/31/04 due 1/3/05) (Cost $42,000)	$ 42,005	$ 42,000
TOTAL INVESTMENT PORTFOLIO - 104.8% (Cost $330,019,447)	366,188,686
NET OTHER ASSETS - (4.8)%	(16,764,900)
NET ASSETS - 100%	$ 349,423,786
Swap Agreements
	Expiration Date	Notional Amount	Value
Interest Rate Swap
Receive quarterly a fixed rate equal to 3.524% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	May 2007	$ 2,800,000	$ 4,197
TOTAL INTEREST RATE SWAP		2,800,000	4,197
Total Return Swap
Receive monthly a return equal to Lehman Brothers for CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR with Deutsche Bank	June 2005	570,000	3,247
Receive monthly a return equal to Lehman Brothers for CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR with Goldman Sachs	March 2005	1,430,000	7,555
Receive monthly a return equal to Lehman Brothers for CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 40 basis points with Lehman Brothers, Inc.	April 2005	500,000	5,171
Receive monthly a return equal to Lehman Brothers for CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 10 basis points with Lehman Brothers, Inc.	May 2005	2,500,000	13,044
Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 72 basis points with Bank of America	Jan. 2005	500,000	(1,735)
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Total Return Swap - continued

Receive quarterly a return equal to that of Banc of America Securities LLC AAA 10Yr Commercial Mortgage Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 30 basis points with Bank of America

	May 2005	$ 500,000	$ (556)
Receive quarterly a return equal to that of Lehman Brothers Commercial Mortgage-Backed Securities AAA Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 8 basis points with Bank of America	April 2005	490,000	(3,013)
TOTAL TOTAL RETURN SWAP		6,490,000	23,713
		$ 9,290,000	$ 27,910
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,715,733 or 2.5% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(i) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S.Government and U.S.Government Agency Obligations	19.4%
AAA,AA,A	4.2%
BBB	3.8%
BB	1.8%
B	3.8%
CCC,CC,C	0.5%
Not Rated	0.2%
Equities	55.9%
Short-Term Investments and Net Other Assets	10.4%
100.0%
We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Income Tax Information
At December 31, 2004, the fund had a capital loss carryforward of approximately $11,446,000 of which $1,788,000 and $9,658,000 will expire on December 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets
Investment in securities, at value (including securities loaned of $2,743,680 and repurchase agreements of $42,000) (cost $330,019,447) - See accompanying schedule		$ 366,188,686
Cash		806
Receivable for fund shares sold		68,544
Dividends receivable		176,836
Interest receivable		1,293,331
Swap agreements, at value		27,910
Prepaid expenses		1,322
Other receivables		13,937
Total assets		367,771,372

Liabilities
Payable for investments purchased Regular delivery	$ 317,217
Delayed delivery	14,753,084
Payable for fund shares redeemed	219,642
Accrued management fee	123,028
Distribution fees payable	9,420
Other affiliated payables	31,431
Other payables and accrued expenses	71,489
Collateral on securities loaned, at value	2,822,275
Total liabilities		18,347,586

Net Assets		$ 349,423,786
Net Assets consist of:
Paid in capital		$ 316,130,162
Undistributed net investment income		9,092,580
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,996,105)
Net unrealized appreciation (depreciation) on investments		36,197,149
Net Assets		$ 349,423,786

Initial Class: Net Asset Value, offering price and redemption price per share ($291,175,630 ÷ 20,297,277 shares)		$ 14.35

Service Class: Net Asset Value, offering price and redemption price per share ($21,227,681 ÷ 1,487,026 shares)		$ 14.28

Service Class 2: Net Asset Value, offering price and redemption price per share ($37,020,475 ÷ 2,606,181 shares)		$ 14.20

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$ 3,518,465
Special Dividends		761,100
Interest		6,666,531
Security lending		3,282
Total income		10,949,378

Expenses
Management fee	$ 1,470,347
Transfer agent fees	238,939
Distribution fees	103,770
Accounting and security lending fees	144,610
Non-interested trustees' compensation	1,905
Custodian fees and expenses	21,654
Audit	46,946
Legal	894
Miscellaneous	30,857
Total expenses before reductions	2,059,922
Expense reductions	(13,464)	2,046,458
Net investment income (loss)		8,902,920
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	8,330,480
Foreign currency transactions	(1,576)
Swap agreements	251,460
Total net realized gain (loss)		8,580,364
Change in net unrealized appreciation (depreciation) on: Investment securities	592,685
Swap agreements	(18,253)
Delayed delivery commitments	(464)
Total change in net unrealized appreciation (depreciation)		573,968
Net gain (loss)		9,154,332
Net increase (decrease) in net assets resulting from operations		$ 18,057,252

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,902,920	$ 6,987,022
Net realized gain (loss)	8,580,364	3,062,346
Change in net unrealized appreciation (depreciation)	573,968	38,999,107
Net increase (decrease) in net assets resulting from operations	18,057,252	49,048,475
Distributions to shareholders from net investment income	(6,988,389)	(7,974,845)
Share transactions - net increase (decrease)	(8,689,636)	32,311,069
Total increase (decrease) in net assets	2,379,227	73,384,699

Net Assets
Beginning of period	347,044,559	273,659,860
End of period (including undistributed net investment income of $9,092,580 and undistributed net investment income of $7,087,612, respectively)	$ 349,423,786	$ 347,044,559
Other Information:
Share Transactions	Year ended December 31, 2004
	Initial Class	Service Class	Service Class 2
Shares Sold	2,035,766	95,487	798,702
Reinvested	432,646	31,049	40,193
Redeemed	(3,476,835)	(224,978)	(377,301)
Net increase (decrease)	(1,008,423)	(98,442)	461,594

Dollars Sold	$ 28,145,848	$ 1,311,596	$ 10,871,355
Reinvested	6,005,122	429,413	553,854
Redeemed	(47,800,698)	(3,078,714)	(5,127,412)
Net increase (decrease)	$ (13,649,728)	$ (1,337,705)	$ 6,297,797

Share Transactions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
Shares Sold	4,747,709	87,816	932,305
Reinvested	599,512	50,167	45,486
Redeemed	(3,372,673)	(205,767)	(374,801)
Net increase (decrease)	1,974,548	(67,784)	602,990

Dollars Sold	$ 61,609,403	$ 1,115,888	$ 11,910,142
Reinvested	6,882,396	573,909	518,540
Redeemed	(42,908,423)	(2,600,420)	(4,790,366)
Net increase (decrease)	$ 25,583,376	$ (910,623)	$ 7,638,316

Distributions	Year ended December 31, 2004
	Initial Class	Service Class	Service Class 2
From net investment income	$ 6,005,122	$ 429,413	$ 553,854
	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
From net investment income	$ 6,882,396	$ 573,909	$ 518,540

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.88	$ 12.16	$ 13.72	$ 14.45	$ 16.00
Income from Investment Operations
Net investment income (loss) C	.36 D	.30	.36	.42	.48
Net realized and unrealized gain (loss)	.39	1.78	(1.53)	(.63)	(1.15)
Total from investment operations	.75	2.08	(1.17)	(.21)	(.67)
Distributions from net investment income	(.28)	(.36)	(.39)	(.52)	(.48)
Distributions from net realized gain	-	-	-	-	(.35)
Distributions in excess of net realized gain	-	-	-	-	(.05)
Total distributions	(.28)	(.36)	(.39)	(.52)	(.88)
Net asset value, end of period	$ 14.35	$ 13.88	$ 12.16	$ 13.72	$ 14.45
Total Return A, B	5.47%	17.72%	(8.72)%	(1.58)%	(4.30)%
Ratios to Average Net Assets E
Expenses before expense reductions	.56%	.59%	.57%	.57%	.58%
Expenses net of voluntary waivers, if any	.56%	.59%	.57%	.57%	.58%
Expenses net of all reductions	.56%	.58%	.55%	.55%	.56%
Net investment income (loss)	2.60%	2.32%	2.84%	3.11%	3.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 291,176	$ 295,656	$ 235,064	$ 264,608	$ 250,802
Portfolio turnover rate	74%	102%	134%	126%	126%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.03 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.81	$ 12.11	$ 13.66	$ 14.39	$ 15.94
Income from Investment Operations
Net investment income (loss) C	.34 D	.28	.34	.41	.46
Net realized and unrealized gain (loss)	.40	1.77	(1.51)	(.64)	(1.14)
Total from investment operations	.74	2.05	(1.17)	(.23)	(.68)
Distributions from net investment income	(.27)	(.35)	(.38)	(.50)	(.47)
Distributions from net realized gain	-	-	-	-	(.35)
Distributions in excess of net realized gain	-	-	-	-	(.05)
Total distributions	(.27)	(.35)	(.38)	(.50)	(.87)
Net asset value, end of period	$ 14.28	$ 13.81	$ 12.11	$ 13.66	$ 14.39
Total ReturnA, B	5.42%	17.53%	(8.75)%	(1.72)%	(4.38)%
Ratios to Average Net Assets E
Expenses before expense reductions	.67%	.69%	.67%	.67%	.68%
Expenses net of voluntary waivers, if any	.67%	.69%	.67%	.67%	.68%
Expenses net of all reductions	.67%	.68%	.65%	.65%	.66%
Net investment income (loss)	2.50%	2.22%	2.74%	3.01%	3.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,228	$ 21,903	$ 20,019	$ 25,455	$ 27,563
Portfolio turnover rate	74%	102%	134%	126%	126%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.03 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2004	2003	2002	2001	2000 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.75	$ 12.05	$ 13.61	$ 14.37	$ 15.59
Income from Investment Operations
Net investment income (loss) E	.32 F	.26	.32	.38	.40
Net realized and unrealized gain (loss)	.38	1.77	(1.51)	(.63)	(.75)
Total from investment operations	.70	2.03	(1.19)	(.25)	(.35)
Distributions from net investment income	(.25)	(.33)	(.37)	(.51)	(.47)
Distributions from net realized gain	-	-	-	-	(.35)
Distributions in excess of net realized gain	-	-	-	-	(.05)
Total distributions	(.25)	(.33)	(.37)	(.51)	(.87)
Net asset value, end of period	$ 14.20	$ 13.75	$ 12.05	$ 13.61	$ 14.37
Total Return B, C, D	5.15%	17.41%	(8.93)%	(1.87)%	(2.37)%
Ratios to Average Net Assets H
Expenses before expense reductions	.82%	.84%	.83%	.83%	.85% A
Expenses net of voluntary waivers, if any	.82%	.84%	.83%	.83%	.85% A
Expenses net of all reductions	.82%	.84%	.81%	.81%	.83% A
Net investment income (loss)	2.35%	2.06%	2.58%	2.85%	2.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,020	$ 29,485	$ 18,577	$ 16,798	$ 4,797
Portfolio turnover rate	74%	102%	134%	126%	126%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Notes to Financial Statements

For the period ended December 31, 2004

1. Significant Accounting Policies.

Balanced Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Balanced Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, non-taxable dividends, financing transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 41,868,386
Unrealized depreciation	(6,030,299)
Net unrealized appreciation (depreciation)	35,838,087
Undistributed ordinary income	8,901,487
Capital loss carryforward	(11,446,067)

Cost for federal income tax purposes	$ 330,350,599

The tax character of distributions paid was as follows:

	December 31, 2004	December 31, 2003
Ordinary Income	$ 6,988,389	$ 7,974,845

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Balanced Portfolio

2. Operating Policies - continued

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the fund.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the fund will receive a payment from the counterparty. To the extent it is less, the fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which the fund or its counterparty act as guarantors. By acting as the guarantor of a swap, the fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $65,426,083 and $83,095,686, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .42% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 21,241
Service Class 2	82,529
$ 103,770

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements. Each class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. For the period, the total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 198,193
Service Class	15,788
Service Class 2	24,958
$ 238,939

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $664,370 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,134 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $13,097 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $367.

8. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 62% of the total outstanding shares of the fund and one otherwise unaffiliated shareholder was the owner of record of 22% of the total outstanding shares of the fund.

Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of Balanced Portfolio:

We have audited the accompanying statement of assets and liabilities of Balanced Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Portfolio as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 233 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-5429.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Balanced (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Balanced Portfolio

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1994

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Balanced Portfolio

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund III. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Bart A. Grenier (45)

Year of Election or Appointment: 2001

Vice President of VIP Balanced. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Charles S. Morrison (44)

Year of Election or Appointment: 2002

Vice President of VIP Balanced. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Matthew J. Conti (38)

Year of Election or Appointment: 2002

Vice President of VIP Balanced. Mr. Conti also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Conti managed a variety of Fidelity funds. Mr. Conti also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

Ford E. O'Neil (42)

Year of Election or Appointment: 2001

Vice President of VIP Balanced. Mr. O'Neil also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Louis Salemy (43)

Year of Election or Appointment: 2002

Vice President of VIP Balanced. Mr. Salemy also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds. Mr. Salemy also serves as Vice President of FMR (2000) and FMR Co., Inc. (2001).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of VIP Balanced. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of VIP Balanced. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of VIP Balanced. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Balanced. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Balanced. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of VIP Balanced. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of VIP Balanced. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1995 Assistant Treasurer of VIP Balanced. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Balanced. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Balanced. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP Balanced. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Balanced Portfolio

Distributions

The Board of Trustees of Variable Insurance Products III: Balanced Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	2/11/05	2/11/05	$.365	$.01
Service Class	2/11/05	2/11/05	$.350	$.01
Service Class 2	2/11/05	2/11/05	$.335	$.01

A total of 7.64% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

Initial Class	36%
Service Class	37%
Service Class 2	40%

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	4,465,365,699.61	80.317
Against	820,718,849.73	14.762
Abstain	273,620,539.56	4.921
TOTAL	5,559,705,088.90	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	5,275,527,318.06	94.889
Withheld	284,177,770.84	5.111
TOTAL	5,559,705,088.90	100.000
Ralph F. Cox
Affirmative	5,260,941,793.66	94.626
Withheld	298,763,295.24	5.374
TOTAL	5,559,705,088.90	100.000
Laura B. Cronin
Affirmative	5,275,571,233.79	94.889
Withheld	284,133,855.11	5.111
TOTAL	5,559,705,088.90	100.000
Dennis J. Dirks B
Affirmative	5,277,234,059.51	94.919
Withheld	282,471,029.39	5.081
TOTAL	5,559,705,088.90	100.000
Robert M. Gates
Affirmative	5,271,693,384.06	94.820
Withheld	288,011,704.84	5.180
TOTAL	5,559,705,088.90	100.000
George H. Heilmeier
Affirmative	5,276,712,546.15	94.910
Withheld	282,992,542.75	5.090
TOTAL	5,559,705,088.90	100.000
Abigail P. Johnson
Affirmative	5,265,412,678.20	94.707
Withheld	294,292,410.70	5.293
TOTAL	5,559,705,088.90	100.000
Edward C. Johnson 3d
Affirmative	5,252,813,997.03	94.480
Withheld	306,891,091.87	5.520
TOTAL	5,559,705,088.90	100.000
Donald J. Kirk
Affirmative	5,268,337,458.03	94.759
Withheld	291,367,630.87	5.241
TOTAL	5,559,705,088.90	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	5,278,993,264.93	94.951
Withheld	280,711,823.97	5.049
TOTAL	5,559,705,088.90	100.000
Ned C. Lautenbach
Affirmative	5,280,591,428.18	94.980
Withheld	279,113,660.72	5.020
TOTAL	5,559,705,088.90	100.000
Marvin L. Mann
Affirmative	5,266,769,335.50	94.731
Withheld	292,935,753.40	5.269
TOTAL	5,559,705,088.90	100.000
William O. McCoy
Affirmative	5,270,804,685.62	94.804
Withheld	288,900,403.28	5.196
TOTAL	5,559,705,088.90	100.000
Robert L. Reynolds
Affirmative	5,279,190,479.65	94.955
Withheld	280,514,609.25	5.045
TOTAL	5,559,705,088.90	100.000
Cornelia M. Small B
Affirmative	5,276,074,654.01	94.898
Withheld	283,630,434.89	5.102
TOTAL	5,559,705,088.90	100.000
William S. Stavropoulos
Affirmative	5,278,183,775.21	94.936
Withheld	281,521,313.69	5.064
TOTAL	5,559,705,088.90	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Balanced Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money Management, Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPBAL-ANN-0205
1.540208.107

Fidelity® Variable Insurance Products:

Dynamic Capital Appreciation Portfolio

Annual Report

December 31, 2004

(2_fidelity_logos)(Registered_Trademark)

Contents

Performance	3	How the fund has done over time.
Management's Discussion	4	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	5	An example of shareholder expenses.
Investment Summary	7	A summary of the fund's investments at period end.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	11	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	15	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	18
Trustees and Officers	19
Proxy Voting Results	24

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-5429 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Dynamic Capital Appreciation Portfolio

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2004	Past 1 year	Life of fund A
Fidelity ® VIP: Dynamic Capital Appreciation - Initial Class	1.41%	-7.37%
Fidelity VIP: Dynamic Capital Appreciation - Service Class B	1.27%	-7.49%
Fidelity VIP: Dynamic Capital Appreciation - Service Class 2 C	1.28%	-7.62%

A From September 25, 2000.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Initial Class on September 25, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio

Management's Discussion of Fund Performance

Comments from John Porter, Portfolio Manager of Fidelity® Variable Insurance Products: Dynamic Capital Appreciation Portfolio

The year ending December 31, 2004, generally was positive for equity investors, as many stock market benchmarks produced double-digit gains. Broad-based themes included the continued dominance of small-cap stocks, which outperformed large-caps for the sixth consecutive year. The small-cap Russell 2000® Index was up 18.33% in 2004, while the larger-cap Standard & Poor's 500SM Index rose 10.88%. Value stocks ended the year well ahead of growth stocks: The Russell 3000® Value Index advanced 16.94%, compared to 6.93% for the Russell 3000 Growth Index. Energy and basic materials stocks led the market upward. Energy stocks were boosted by record-high oil prices, while strong demand from China helped support commodity prices. The health care sector was among the market's weakest performers. Technology also fell off the pace, though it was helped by a rally late in the year. The tech-heavy NASDAQ Composite® Index returned 9.15%, thanks primarily to a 14.87% jump in the fourth quarter. Elsewhere, the Dow Jones Industrial AverageSM gained 5.37% for the year.

For the 12 months ending December 31, 2004, the fund significantly lagged the S&P 500® index and the LipperSM Variable Annuity Capital Appreciation Funds Average, which returned 9.88%. When the period began, the fund was positioned fairly aggressively, with an emphasis on some of the market's fast-growing but volatile companies, such as those in the technology sector. Unfortunately, corporate spending on technology did not materialize nearly to the extent I expected, which hurt the fund badly until the final few months of the period. Two of the largest holdings in the fund during the year, Internet access provider United Online and DVD rental company Netflix, were big detractors, falling sharply as a result of new competitive threats. On the positive side, the fund's substantial overweighting in the energy sector significantly helped performance, as the entire group benefited from rising oil prices. The fund's top individual contributor relative to the index during the period was UnitedHealth Group, an operator of health care plans and services. UnitedHealth successfully executed on its business plan during the past year. Lyondell Chemical also helped performance as cyclical demand for its ethylene byproducts increased.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Dynamic Capital Appreciation Portfolio

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period* July 1, 2004 to December 31, 2004
Initial Class
Actual	$ 1,000.00	$ 1,014.10	$ 5.06**
HypotheticalA	$ 1,000.00	$ 1,020.11	$ 5.08**
Service Class
Actual	$ 1,000.00	$ 1,014.20	$ 5.57**
HypotheticalA	$ 1,000.00	$ 1,019.61	$ 5.58**
Service Class 2
Actual	$ 1,000.00	$ 1,014.30	$ 6.33**
HypotheticalA	$ 1,000.00	$ 1,018.85	$ 6.34**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Initial Class	1.00%**
Service Class	1.10%**
Service Class 2	1.25%**

** If fees effective January 1, 2005 and changes to voluntary expense limitations effective February 1, 2005 had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Initial Class	.85%
Actual		$ 4.30
HypotheticalA		$ 4.32
Service Class	.95%
Actual		$ 4.81
HypotheticalA		$ 4.82
Service Class 2	1.10%
Actual		$ 5.57
HypotheticalA		$ 5.58

A 5% return per year before expenses

Dynamic Capital Appreciation Portfolio

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio

Investment Summary

Top Five Stocks as of December 31, 2004
% of fund's net assets
UnitedHealth Group, Inc.	6.2
NTL, Inc.	3.9
Intel Corp.	3.2
United Online, Inc.	3.0
Halliburton Co.	2.5
18.8
Top Five Market Sectors as of December 31, 2004
% of fund's net assets
Information Technology	36.1
Energy	20.4
Consumer Discretionary	12.6
Health Care	10.6
Industrials	5.0
Asset Allocation as of December 31, 2004
% of fund's net assets *
Stocks	96.8%
Short-Term Investments and Net Other Assets	3.2%

* Foreign investments 15.9%

Annual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio

Investments December 31, 2004

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 12.6%
Hotels, Restaurants & Leisure - 0.2%
Royal Caribbean Cruises Ltd.	1,300	$ 70,772
Household Durables - 1.8%
Harman International Industries, Inc.	4,200	533,400
Toll Brothers, Inc. (a)	900	61,749
		595,149
Internet & Catalog Retail - 1.7%
Blue Nile, Inc.	7,000	193,340
GSI Commerce, Inc. (a)	2,700	48,006
IAC/InterActiveCorp (a)	8,180	225,932
Netflix, Inc. (a)	7,500	92,475
		559,753
Media - 7.5%
EchoStar Communications Corp. Class A	3,390	112,684
Fox Entertainment Group, Inc. Class A (a)	2,900	90,654
News Corp.:
Class A	1,354	25,266
Class B	20,900	401,280
NTL, Inc. (a)	17,559	1,281,105
Spanish Broadcasting System, Inc. Class A (a)	3,700	39,072
TiVo, Inc. (a)	6,400	37,568
Univision Communications, Inc. Class A (a)	3,300	96,591
Walt Disney Co.	12,400	344,720
XM Satellite Radio Holdings, Inc. Class A (a)	900	33,858
		2,462,798
Multiline Retail - 0.2%
Kmart Holding Corp. (a)	600	59,370
Specialty Retail - 1.2%
Chico's FAS, Inc. (a)	8,700	396,111
TOTAL CONSUMER DISCRETIONARY		4,143,953
CONSUMER STAPLES - 0.3%
Food Products - 0.0%
Bunge Ltd.	300	17,103
Personal Products - 0.3%
Avon Products, Inc.	2,200	85,140
TOTAL CONSUMER STAPLES		102,243
ENERGY - 20.4%
Energy Equipment & Services - 14.9%
BJ Services Co.	7,520	349,981
China Oilfield Services Ltd. (H Shares)	174,000	53,166
ENSCO International, Inc.	14,360	455,786
Grant Prideco, Inc. (a)	25,480	510,874
Grey Wolf, Inc. (a)	16,000	84,320
Halliburton Co.	21,300	835,812

	Shares	Value (Note 1)
National-Oilwell, Inc. (a)	6,520	$ 230,091
Noble Corp. (a)	2,400	119,376
Pride International, Inc. (a)	35,890	737,181
Rowan Companies, Inc. (a)	21,060	545,454
Schlumberger Ltd. (NY Shares)	300	20,085
Smith International, Inc. (a)	930	50,601
Transocean, Inc. (a)	1,300	55,107
Varco International, Inc. (a)	13,050	380,408
Veritas DGC, Inc. (a)	5,400	121,014
Weatherford International Ltd. (a)	7,510	385,263
		4,934,519
Oil & Gas - 5.5%
Arlington Tankers Ltd.	100	2,295
Frontline Ltd. (c)	2,500	111,052
Frontline Ltd. (NY Shares)	5,000	221,800
OMI Corp.	10,400	175,240
Ship Finance International Ltd.	333	6,833
Teekay Shipping Corp.	15,400	648,494
Top Tankers, Inc.	23,500	381,875
Tsakos Energy Navigation Ltd.	4,500	161,055
Valero Energy Corp.	2,200	99,880
		1,808,524
TOTAL ENERGY		6,743,043
FINANCIALS - 4.6%
Capital Markets - 4.6%
Ameritrade Holding Corp. (a)	28,830	409,963
Calamos Asset Management, Inc. Class A	5,300	143,100
E*TRADE Financial Corp. (a)	6,700	100,165
Goldman Sachs Group, Inc.	1,600	166,464
Janus Capital Group, Inc.	2,900	48,749
Merrill Lynch & Co., Inc.	5,300	316,781
Morgan Stanley	5,900	327,568
		1,512,790
Insurance - 0.0%
Scottish Re Group Ltd.	200	5,180
TOTAL FINANCIALS		1,517,970
HEALTH CARE - 10.6%
Biotechnology - 2.5%
Axonyx, Inc. (a)	17,900	110,980
Celgene Corp. (a)	3,200	84,896
Genentech, Inc. (a)	5,100	277,644
ImClone Systems, Inc. (a)	5,500	253,440
Millennium Pharmaceuticals, Inc. (a)	4,000	48,480
OSI Pharmaceuticals, Inc. (a)	600	44,910
Rigel Pharmaceuticals, Inc. (a)	531	12,967
		833,317
Health Care Equipment & Supplies - 0.6%
Aspect Medical Systems, Inc. (a)	2,800	68,488
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Cholestech Corp. (a)	100	$ 814
Cytyc Corp. (a)	1,700	46,869
Kyphon, Inc. (a)	800	20,608
Medtronic, Inc.	900	44,703
		181,482
Health Care Providers & Services - 6.4%
UnitedHealth Group, Inc.	23,530	2,071,342
WebMD Corp. (a)	6,900	56,304
		2,127,646
Pharmaceuticals - 1.1%
Atherogenics, Inc. (a)	1,000	23,560
Elan Corp. PLC sponsored ADR (a)	2,600	70,850
Pfizer, Inc.	3,600	96,804
Wyeth	3,900	166,101
		357,315
TOTAL HEALTH CARE		3,499,760
INDUSTRIALS - 5.0%
Aerospace & Defense - 0.6%
Lockheed Martin Corp.	3,400	188,870
Airlines - 0.7%
AirTran Holdings, Inc. (a)	17,900	191,530
Delta Air Lines, Inc. (a)	6,100	45,628
		237,158
Commercial Services & Supplies - 3.2%
51Job, Inc. ADR	100	5,197
Career Education Corp. (a)	15,800	632,000
Monster Worldwide, Inc. (a)	11,600	390,224
Robert Half International, Inc.	1,300	38,259
		1,065,680
Road & Rail - 0.5%
Guangshen Railway Co. Ltd. sponsored ADR	4,300	88,021
Norfolk Southern Corp.	2,100	75,999
		164,020
TOTAL INDUSTRIALS		1,655,728
INFORMATION TECHNOLOGY - 36.1%
Communications Equipment - 4.4%
Adtran, Inc.	2,300	44,022
Alcatel SA sponsored ADR (a)	10,800	168,804
Alvarion Ltd. (a)	4,300	57,104
Harmonic, Inc. (a)	2,200	18,348
Juniper Networks, Inc. (a)	8,500	231,115
Motorola, Inc.	5,400	92,880
QUALCOMM, Inc.	2,100	89,040
Research In Motion Ltd. (a)	7,500	617,375

	Shares	Value (Note 1)
Sycamore Networks, Inc. (a)	12,300	$ 49,938
Telefonaktiebolaget LM Ericsson ADR (a)	3,100	97,619
		1,466,245
Computers & Peripherals - 4.0%
Acer, Inc.	55,000	90,830
Apple Computer, Inc. (a)	4,000	257,600
Dell, Inc. (a)	7,800	328,692
Hewlett-Packard Co.	5,900	123,723
Hutchinson Technology, Inc. (a)	1,300	44,941
Maxtor Corp. (a)	3,200	16,960
Quanta Computer, Inc.	52,000	93,237
Seagate Technology	15,200	262,504
Storage Technology Corp. (a)	400	12,644
Western Digital Corp. (a)	8,500	92,140
		1,323,271
Electronic Equipment & Instruments - 0.7%
Flextronics International Ltd. (a)	12,410	171,506
National Instruments Corp.	1,900	51,775
		223,281
Internet Software & Services - 9.9%
Akamai Technologies, Inc. (a)	5,400	70,362
Ask Jeeves, Inc. (a)	2,200	58,850
China Finance Online Co. Ltd. ADR	5,400	59,508
FindWhat.com (a)	2,200	39,006
Google, Inc. Class A	3,755	725,091
j2 Global Communications, Inc. (a)	7,500	258,750
NetRatings, Inc. (a)	17,000	325,890
United Online, Inc. (a)	86,130	993,079
VeriSign, Inc. (a)	2,700	90,504
Yahoo! Japan Corp. (a)	92	441,902
Yahoo!, Inc. (a)	6,000	226,080
		3,289,022
IT Services - 2.6%
Affiliated Computer Services, Inc. Class A (a)	11,790	709,640
Cognizant Technology Solutions Corp. Class A (a)	3,300	139,689
		849,329
Semiconductors & Semiconductor Equipment - 11.5%
Analog Devices, Inc.	7,000	258,440
Applied Materials, Inc. (a)	10,300	176,130
Applied Micro Circuits Corp. (a)	12,000	50,520
ASML Holding NV (NY Shares) (a)	10,320	164,191
Atmel Corp. (a)	9,000	35,280
Cree, Inc. (a)	1,600	64,128
Fairchild Semiconductor International, Inc. (a)	500	8,130
Freescale Semiconductor, Inc. Class B	3,887	71,365
Integrated Circuit Systems, Inc. (a)	8,600	179,912
Intel Corp.	44,580	1,042,726
KLA-Tencor Corp. (a)	4,600	214,268
Lam Research Corp. (a)	5,000	144,550
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Linear Technology Corp.	2,100	$ 81,396
National Semiconductor Corp.	9,900	177,705
NVIDIA Corp. (a)	4,900	115,444
Portalplayer, Inc.	10,450	257,906
RF Micro Devices, Inc. (a)	6,700	45,828
Sigmatel, Inc. (a)	2,100	74,613
Skyworks Solutions, Inc. (a)	4,100	38,663
Teradyne, Inc. (a)	31,500	537,705
Texas Instruments, Inc.	2,500	61,550
		3,800,450
Software - 3.0%
Computer Associates International, Inc.	11	342
Microsoft Corp.	1,800	48,078
Oracle Corp. (a)	4,400	60,368
RSA Security, Inc. (a)	1,700	34,102
Siebel Systems, Inc. (a)	16,000	168,000
Symantec Corp. (a)	10,400	267,904
Take-Two Interactive Software, Inc. (a)	6,000	208,740
VERITAS Software Corp. (a)	6,800	194,140
		981,674
TOTAL INFORMATION TECHNOLOGY		11,933,272
MATERIALS - 4.9%
Chemicals - 3.4%
Lyondell Chemical Co.	21,080	609,634
Monsanto Co.	4,500	249,975
Mosaic Co. (a)	8,600	140,352
NOVA Chemicals Corp.	2,900	137,025
		1,136,986
Construction Materials - 0.2%
Florida Rock Industries, Inc.	800	47,624
Metals & Mining - 1.3%
Apex Silver Mines Ltd. (a)	17,500	300,650
Pan American Silver Corp. (a)	7,900	126,598
		427,248
TOTAL MATERIALS		1,611,858
TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 0.4%
Qwest Communications International, Inc. (a)	2,300	10,212
Sprint Corp.	4,500	111,825
		122,037
Wireless Telecommunication Services - 1.9%
American Tower Corp. Class A (a)	6,800	125,120

	Shares	Value (Note 1)
Hutchison Telecommunications International Ltd. ADR	12,700	$ 172,085
Nextel Communications, Inc. Class A (a)	2,640	79,200
Telesystem International Wireless, Inc. (a)	8,100	90,788
Western Wireless Corp. Class A (a)	6,200	181,660
		648,853
TOTAL TELECOMMUNICATION SERVICES		770,890
TOTAL COMMON STOCKS (Cost $27,473,125)		31,978,717
Money Market Funds - 3.4%

Fidelity Cash Central Fund, 2.24% (b) (Cost $1,128,509)	1,128,509	1,128,509
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $28,601,634)	33,107,226
NET OTHER ASSETS - (0.2)%	(49,795)
NET ASSETS - 100%	$ 33,057,431
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $111,052 or 0.3% of net assets.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.1%
Marshall Islands	3.7%
Canada	3.0%
Cayman Islands	2.6%
Bermuda	1.5%
Japan	1.3%
Others (individually less than 1%)	3.8%
100.0%
Income Tax Information
At December 31, 2004, the fund had a capital loss carryforward of approximately $3,581,000 of which $1,013,000, $280,000 and $2,288,000 will expire on December 31, 2009, 2010 and 2012, respectively.

See accompanying notes which are an integral part of the financial statements.

Dynamic Capital Appreciation Portfolio

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets
Investment in securities, at value (cost $28,601,634) - See accompanying schedule		$ 33,107,226
Cash		20,576
Foreign currency held at value (cost $10,855)		11,387
Receivable for investments sold		204,603
Receivable for fund shares sold		2,519
Dividends receivable		15,067
Interest receivable		2,216
Prepaid expenses		131
Receivable from investment adviser for expense reductions		971
Other receivables		5,593
Total assets		33,370,289

Liabilities
Payable for investments purchased	$ 178,849
Payable for fund shares redeemed	66,277
Accrued management fee	15,682
Distribution fees payable	2,702
Other affiliated payables	4,572
Other payables and accrued expenses	44,776
Total liabilities		312,858

Net Assets		$ 33,057,431
Net Assets consist of:
Paid in capital		$ 32,430,805
Accumulated net investment loss		(17,559)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,862,453)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,506,638
Net Assets		$ 33,057,431
Initial Class: Net Asset Value, offering price and redemption price per share ($19,485,940 ÷ 2,709,849 shares)		$ 7.19

Service Class: Net Asset Value, offering price and redemption price per share ($643,804 ÷ 89,980 shares)		$ 7.15

Service Class 2: Net Asset Value, offering price and redemption price per share ($12,927,687 ÷ 1,818,872 shares)		$ 7.11

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$ 113,803
Interest		16,885
Security lending		12,216
Total income		142,904

Expenses
Management fee	$ 193,526
Transfer agent fees	29,514
Distribution fees	29,527
Accounting and security lending fees	33,926
Non-interested trustees' compensation	180
Custodian fees and expenses	17,247
Audit	39,939
Legal	79
Report to shareholders	18,816
Miscellaneous	280
Total expenses before reductions	363,034
Expense reductions	(27,405)	335,629
Net investment income (loss)		(192,725)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,443,609)
Foreign currency transactions	3,216
Total net realized gain (loss)		(2,440,393)
Change in net unrealized appreciation (depreciation) on: Investment securities	2,035,794
Assets and liabilities in foreign currencies	662
Total change in net unrealized appreciation (depreciation)		2,036,456
Net gain (loss)		(403,937)
Net increase (decrease) in net assets resulting from operations		$ (596,662)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (192,725)	$ (74,777)
Net realized gain (loss)	(2,440,393)	645,172
Change in net unrealized appreciation (depreciation)	2,036,456	2,393,233
Net increase (decrease) in net assets resulting from operations	(596,662)	2,963,628
Share transactions - net increase (decrease)	5,346,069	17,643,469
Total increase (decrease) in net assets	4,749,407	20,607,097

Net Assets
Beginning of period	28,308,024	7,700,927
End of period (including accumulated net investment loss of $17,559 and accumulated net investment loss of $19,223, respectively)	$ 33,057,431	$ 28,308,024
Other Information:
Share Transactions	Year ended December 31, 2004
	Initial Class	Service Class	Service Class 2
Shares Sold	2,414,426	8,530	663,391
Redeemed	(2,058,955)	(39,255)	(378,225)
Net increase (decrease)	355,471	(30,725)	285,166

Dollars Sold	$ 17,426,612	$ 58,255	$ 4,511,425
Redeemed	(13,839,795)	(268,348)	(2,542,080)
Net increase (decrease)	$ 3,586,817	$ (210,093)	$ 1,969,345

Share Transactions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
Shares Sold	2,499,801	13,223	958,232
Redeemed	(272,552)	(29,607)	(528,986)
Net increase (decrease)	2,227,249	(16,384)	429,246

Dollars Sold	$ 16,849,324	$ 79,816	$ 5,979,794
Redeemed	(1,809,908)	(180,396)	(3,275,161)
Net increase (decrease)	$ 15,039,416	$ (100,580)	$ 2,704,633

See accompanying notes which are an integral part of the financial statements.

Dynamic Capital Appreciation Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2004	2003	2002	2001	2000 G
Selected Per-Share Data
Net asset value, beginning of period	$ 7.09	$ 5.65	$ 6.10	$ 8.52	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.03)	(.02)	.02	-I	.01
Net realized and unrealized gain (loss)	.13F	1.46	(.46)	(2.41)	(1.49)
Total from investment operations	.10	1.44	(.44)	(2.41)	(1.48)
Distributions from net investment income	-	-	(.01)	(.01)	-
Net asset value, end of period	$ 7.19	$ 7.09	$ 5.65	$ 6.10	$ 8.52
Total ReturnB,C,D	1.41%	25.49%	(7.21)%	(28.32)%	(14.80)%
Ratios to Average Net AssetsH
Expenses before expense reductions	.98%	1.83%	2.64%	3.59%	10.18%A
Expenses net of voluntary waivers, if any	.98%	1.06%	1.50%	1.50%	1.50%A
Expenses net of all reductions	.91%	.96%	1.38%	1.43%	1.50%A
Net investment income (loss)	(.48)%	(.30)%	.32%	.02%	.47%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,486	$ 16,684	$ 719	$ 390	$ 256
Portfolio turnover rate	226%	307%	349%	432%	295%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period September 25, 2000 (commencement of operations) to December 31, 2000.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2004	2003	2002	2001	2000 G
Selected Per-Share Data
Net asset value, beginning of period	$ 7.06	$ 5.64	$ 6.09	$ 8.52	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.04)	(.04)	.01	(.01)	.01
Net realized and unrealized gain (loss)	.13F	1.46	(.45)	(2.41)	(1.49)
Total from investment operations	.09	1.42	(.44)	(2.42)	(1.48)
Distributions from net investment income	-	-	(.01)	(.01)	-
Net asset value, end of period	$ 7.15	$ 7.06	$ 5.64	$ 6.09	$ 8.52
Total ReturnB,C,D	1.27%	25.18%	(7.22)%	(28.44)%	(14.80)%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.07%	1.92%	2.61%	3.63%	10.30%A
Expenses net of voluntary waivers, if any	1.07%	1.38%	1.60%	1.60%	1.60%A
Expenses net of all reductions	1.00%	1.29%	1.48%	1.53%	1.60%A
Net investment income (loss)	(.57)%	(.63)%	.22%	(.08)%	.36%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 644	$ 852	$ 773	$ 915	$ 802
Portfolio turnover rate	226%	307%	349%	432%	295%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period September 25, 2000 (commencement of operations) to December 31, 2000.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2004	2003	2002	2001	2000 G
Selected Per-Share Data
Net asset value, beginning of period	$ 7.02	$ 5.62	$ 6.09	$ 8.52	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.05)	(.05)	-I	(.01)	-I
Net realized and unrealized gain (loss)	.14F	1.45	(.46)	(2.41)	(1.48)
Total from investment operations	.09	1.40	(.46)	(2.42)	(1.48)
Distributions from net investment income	-	-	(.01)	(.01)	-
Net asset value, end of period	$ 7.11	$ 7.02	$ 5.62	$ 6.09	$ 8.52
Total ReturnB,C,D	1.28%	24.91%	(7.55)%	(28.44)%	(14.80)%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.26%	2.10%	2.79%	3.77%	10.49%A
Expenses net of voluntary waivers, if any	1.25%	1.51%	1.75%	1.75%	1.75%A
Expenses net of all reductions	1.17%	1.41%	1.63%	1.68%	1.75%A
Net investment income (loss)	(.74)%	(.75)%	.07%	(.23)%	.21%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,928	$ 10,772	$ 6,209	$ 3,972	$ 1,549
Portfolio turnover rate	226%	307%	349%	432%	295%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period September 25, 2000 (commencement of operations) to December 31, 2000.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Dynamic Capital Appreciation Portfolio

Notes to Financial Statements

For the period ended December 31, 2004

1. Significant Accounting Policies.

Dynamic Capital Appreciation Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to passive foreign investment companies (PFIC), net operating losses, foreign currency, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 5,502,286
Unrealized depreciation	(1,291,921)
Net unrealized appreciation (depreciation)	4,210,365
Capital loss carryforward	(3,581,366)

Cost for federal income tax purposes	$ 28,896,861

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $77,832,075 and $72,731,849, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 687
Service Class 2	28,840
$ 29,527

Dynamic Capital Appreciation Portfolio

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements. Each class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. For the period, the total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 16,620
Service Class	472
Service Class 2	12,422
$ 29,514

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $20,081 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,576 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement. Effective February 1, 2005, the expense limitations will be changed to 1.10% for Service Class 2.

	Expense Limitations	Reimbursement from adviser
Service Class 2	1.25%	$ 1,819

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $25,508 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $78.

8. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 54% of the total outstanding shares of the fund and two otherwise unaffiliated shareholders were the owners of record of 27% of the total outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of Dynamic Capital Appreciation Portfolio:

We have audited the accompanying statement of assets and liabilities of Dynamic Capital Appreciation Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dynamic Capital Appreciation Portfolio as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2005

Dynamic Capital Appreciation Portfolio

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-5429.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Dynamic Capital Appreciation (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1994

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products III. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of VIP Dynamic Capital Appreciation. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

John R. Porter (37)

Year of Election or Appointment: 2004

Vice President of VIP Dynamic Capital Appreciation. Mr. Porter also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Porter managed a variety of Fidelity funds. Mr. Porter also serves as Vice President of FMR (2004) and FMR Co., Inc. (2004).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of VIP Dynamic Capital Appreciation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), of Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of VIP Dynamic Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of VIP Dynamic Capital Appreciation. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Dynamic Capital Appreciation. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Dynamic Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of VIP Dynamic Capital Appreciation. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of VIP Dynamic Capital Appreciation. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 2000 Assistant Treasurer of VIP Dynamic Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Dynamic Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Dynamic Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP Dynamic Capital Appreciation. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Proxy Voting Results

A special meeting of the Variable Insurance Products Fund III shareholders was held on December 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	4,465,365,699.61	80.317
Against	820,718,849.73	14.762
Abstain	273,620,539.56	4.921
TOTAL	5,559,705,088.90	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	5,275,527,318.06	94.889
Withheld	284,177,770.84	5.111
TOTAL	5,559,705,088.90	100.000
Ralph F. Cox
Affirmative	5,260,941,793.66	94.626
Withheld	298,763,295.24	5.374
TOTAL	5,559,705,088.90	100.000
Laura B. Cronin
Affirmative	5,275,571,233.79	94.889
Withheld	284,133,855.11	5.111
TOTAL	5,559,705,088.90	100.000
Dennis J. Dirks B
Affirmative	5,277,234,059.51	94.919
Withheld	282,471,029.39	5.081
TOTAL	5,559,705,088.90	100.000
Robert M. Gates
Affirmative	5,271,693,384.06	94.820
Withheld	288,011,704.84	5.180
TOTAL	5,559,705,088.90	100.000
George H. Heilmeier
Affirmative	5,276,712,546.15	94.910
Withheld	282,992,542.75	5.090
TOTAL	5,559,705,088.90	100.000
Abigail P. Johnson
Affirmative	5,265,412,678.20	94.707
Withheld	294,292,410.70	5.293
TOTAL	5,559,705,088.90	100.000
Edward C. Johnson 3d
Affirmative	5,252,813,997.03	94.480
Withheld	306,891,091.87	5.520
TOTAL	5,559,705,088.90	100.000
	# of Votes	% of Votes
Donald J. Kirk
Affirmative	5,268,337,458.03	94.759
Withheld	291,367,630.87	5.241
TOTAL	5,559,705,088.90	100.000
Marie L. Knowles
Affirmative	5,278,993,264.93	94.951
Withheld	280,711,823.97	5.049
TOTAL	5,559,705,088.90	100.000
Ned C. Lautenbach
Affirmative	5,280,591,428.18	94.980
Withheld	279,113,660.72	5.020
TOTAL	5,559,705,088.90	100.000
Marvin L. Mann
Affirmative	5,266,769,335.50	94.731
Withheld	292,935,753.40	5.269
TOTAL	5,559,705,088.90	100.000
William O. McCoy
Affirmative	5,270,804,685.62	94.804
Withheld	288,900,403.28	5.196
TOTAL	5,559,705,088.90	100.000
Robert L. Reynolds
Affirmative	5,279,190,479.65	94.955
Withheld	280,514,609.25	5.045
TOTAL	5,559,705,088.90	100.000
Cornelia M. Small B
Affirmative	5,276,074,654.01	94.898
Withheld	283,630,434.89	5.102
TOTAL	5,559,705,088.90	100.000
William S. Stavropoulos
Affirmative	5,278,183,775.21	94.936
Withheld	281,521,313.69	5.064
TOTAL	5,559,705,088.90	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Dynamic Capital Appreciation Portfolio

Annual Report

Dynamic Capital Appreciation Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPDCA-ANN-0205
1.751799.104

Fidelity® Variable Insurance Products:

Growth & Income Portfolio

Annual Report

December 31, 2004

(2_fidelity_logos)(Registered_Trademark)

Contents

Performance	3	How the fund has done over time.
Management's Discussion	4	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	5	An example of shareholder expenses.
Investment Summary	6	A summary of the fund's investments at period end.
Investments	7	A complete list of the fund's investments with their market values.
Financial Statements	9	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	13	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	16
Trustees and Officers	17
Distributions	22
Proxy Voting Results	23

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-5429 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2004	Past 1 year	Past 5 years	Life of fund A
Fidelity® VIP: Growth & Income - Initial Class	5.80%	-0.80%	7.24%
Fidelity VIP: Growth & Income - Service Class B	5.75%	-0.90%	7.13%
Fidelity VIP: Growth & Income - Service Class 2 C	5.52%	-1.06%	7.02%

A From December 31, 1996.

B The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

C The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of the Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth & Income Portfolio - Initial Class on December 31, 1996, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Management's Discussion of Fund Performance

Comments from Louis Salemy, Portfolio Manager of Fidelity® Variable Insurance Products: Growth & Income Portfolio

The year ending December 31, 2004, generally was positive for equity investors, as many stock market benchmarks produced double-digit gains. Broad-based themes included the continued dominance of small-cap stocks, which outperformed large-caps for the sixth consecutive year. The small-cap Russell 2000® Index was up 18.33% in 2004, while the larger-cap Standard & Poor's 500SM Index rose 10.88%. Value stocks ended the year well ahead of growth stocks: The Russell 3000® Value Index advanced 16.94%, compared to 6.93% for the Russell 3000 Growth Index. Energy and basic materials stocks led the market upward. Energy stocks were boosted by record-high oil prices, while strong demand from China helped support commodity prices. The health care sector was among the market's weakest performers. Technology also fell off the pace, though it was helped by a rally late in the year. The tech-heavy NASDAQ Composite® Index returned 9.15%, thanks primarily to a 14.87% jump in the fourth quarter. Elsewhere, the Dow Jones Industrial AverageSM gained 5.37% for the year.

For the 12 months ending December 31, 2004, the fund's return was slightly more than half of the 10.88% return posted by the S&P 500®. The fund also finished well behind the LipperSM Variable Annuity Growth & Income Funds Average, which returned 11.14%. A significant overweighting in the media industry hurt performance versus the index. One media detractor, EchoStar Communications, was the victim of fears about competition from rival satellite TV providers and from the cable industry. Diversified financials was another weak group for the fund compared with the index. For example, top-10 holdings Morgan Stanley and Merrill Lynch both were sidetracked by investors' concerns about the impact of rising interest rates on future business. On the other hand, my decision to underweight both information technology and health care helped relative performance. In consumer staples, razor manufacturer Gillette was a significant contributor both in absolute terms and compared with the index. The introduction of a number of popular products helped the stock. Verizon Communications also aided performance, boosted by a regulatory change that enabled the company to charge higher rates for leasing its network to competitors.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period* July 1, 2004 to December 31, 2004
Initial Class
Actual	$ 1,000.00	$ 1,058.60	$ 3.21
HypotheticalA	$ 1,000.00	$ 1,022.02	$ 3.15
Service Class
Actual	$ 1,000.00	$ 1,059.00	$ 3.73
HypotheticalA	$ 1,000.00	$ 1,021.52	$ 3.66
Service Class 2
Actual	$ 1,000.00	$ 1,057.90	$ 4.50
HypotheticalA	$ 1,000.00	$ 1,020.76	$ 4.42

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.62%
Service Class	.72%
Service Class 2.87%

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investment Summary

Top Five Stocks as of December 31, 2004
% of fund's net assets
EchoStar Communications Corp. Class A	8.1
Omnicom Group, Inc.	7.4
BellSouth Corp.	5.4
Morgan Stanley	5.2
Wells Fargo & Co.	4.9
31.0
Top Five Market Sectors as of December 31, 2004
% of fund's net assets
Consumer Discretionary	22.7
Financials	22.5
Consumer Staples	14.0
Telecommunication Services	12.0
Information Technology	5.9
Asset Allocation as of December 31, 2004
% of fund's net assets*
Stocks	90.5%
Short-Term Investments and Net Other Assets	9.5%

* Foreign investments	2.9%

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investments December 31, 2004

Showing Percentage of Net Assets

Common Stocks - 90.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 22.7%
Hotels, Restaurants & Leisure - 0.5%
Carnival Corp. unit	152,200	$ 8,771,286
Media - 18.9%
E.W. Scripps Co. Class A	696,300	33,617,364
EchoStar Communications Corp. Class A	3,995,800	132,820,391
News Corp. Class B (d)	1,111,400	21,338,880
Omnicom Group, Inc.	1,426,200	120,257,184
		308,033,819
Multiline Retail - 2.6%
Kohl's Corp. (a)	869,800	42,768,066
Textiles, Apparel & Luxury Goods - 0.7%
Liz Claiborne, Inc.	205,800	8,686,818
Reebok International Ltd.	57,800	2,543,200
		11,230,018
TOTAL CONSUMER DISCRETIONARY		370,803,189
CONSUMER STAPLES - 14.0%
Beverages - 0.9%
The Coca-Cola Co.	333,900	13,900,257
Food & Staples Retailing - 6.4%
Costco Wholesale Corp.	493,700	23,900,017
Wal-Mart Stores, Inc.	1,110,000	58,630,200
Walgreen Co.	584,100	22,411,917
		104,942,134
Food Products - 0.5%
McCormick & Co., Inc. (non-vtg.)	224,100	8,650,260
Household Products - 2.6%
Colgate-Palmolive Co.	224,900	11,505,884
Kimberly-Clark Corp.	465,900	30,660,879
		42,166,763
Personal Products - 2.2%
Gillette Co.	806,400	36,110,592
Tobacco - 1.4%
Altria Group, Inc.	377,960	23,093,356
TOTAL CONSUMER STAPLES		228,863,362
ENERGY - 4.6%
Oil & Gas - 4.6%
BP PLC sponsored ADR	382,200	22,320,480
Exxon Mobil Corp.	1,035,756	53,092,853
		75,413,333
FINANCIALS - 22.5%
Capital Markets - 12.2%
Goldman Sachs Group, Inc.	451,000	46,922,040
Merrill Lynch & Co., Inc.	1,126,200	67,312,974
Morgan Stanley	1,526,000	84,723,520
		198,958,534

	Shares	Value (Note 1)
Commercial Banks - 4.9%
Wells Fargo & Co.	1,287,700	$ 80,030,555
Consumer Finance - 0.9%
American Express Co.	269,700	15,202,989
Insurance - 4.5%
Allstate Corp.	335,300	17,341,716
American International Group, Inc.	547,605	35,961,220
PartnerRe Ltd.	111,600	6,912,504
St. Paul Travelers Companies, Inc.	338,239	12,538,520
		72,753,960
TOTAL FINANCIALS		366,946,038
HEALTH CARE - 1.5%
Health Care Equipment & Supplies - 0.6%
Advanced Medical Optics, Inc. (a)	1	41
Alcon, Inc.	126,600	10,203,960
		10,204,001
Pharmaceuticals - 0.9%
Pfizer, Inc.	504,900	13,576,761
TOTAL HEALTH CARE		23,780,762
INDUSTRIALS - 4.3%
Aerospace & Defense - 0.9%
Lockheed Martin Corp.	115,500	6,416,025
Northrop Grumman Corp.	169,300	9,203,148
		15,619,173
Airlines - 0.5%
Continental Airlines, Inc. Class B (a)(d)	589,900	7,987,246
Industrial Conglomerates - 2.3%
General Electric Co.	1,024,700	37,401,550
Road & Rail - 0.6%
Union Pacific Corp.	136,200	9,159,450
TOTAL INDUSTRIALS		70,167,419
INFORMATION TECHNOLOGY - 5.9%
Communications Equipment - 1.5%
Cisco Systems, Inc. (a)	1,282,200	24,746,460
Foundry Networks, Inc. (a)	300	3,948
Lucent Technologies, Inc. warrants 12/10/07 (a)	7,882	12,454
		24,762,862
Computers & Peripherals - 0.7%
Diebold, Inc.	192,200	10,711,306
IT Services - 0.5%
Paychex, Inc.	241,819	8,241,192
Software - 3.2%
Microsoft Corp.	1,972,300	52,680,133
TOTAL INFORMATION TECHNOLOGY		96,395,493
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 2.6%
Containers & Packaging - 2.6%
Ball Corp.	12	$ 528
Packaging Corp. of America	186,400	4,389,720
Smurfit-Stone Container Corp. (a)	2,014,600	37,632,728
		42,022,976
TELECOMMUNICATION SERVICES - 12.0%
Diversified Telecommunication Services - 12.0%
BellSouth Corp.	3,183,000	88,455,570
SBC Communications, Inc.	1,079,230	27,811,757
Verizon Communications, Inc.	1,949,500	78,974,245
		195,241,572
UTILITIES - 0.4%
Electric Utilities - 0.4%
Entergy Corp.	103,300	6,982,047
TOTAL COMMON STOCKS (Cost $1,277,038,401)		1,476,616,191
Money Market Funds - 10.7%

Fidelity Cash Central Fund, 2.24% (b)	161,471,258	161,471,258
Fidelity Securities Lending Cash Central Fund, 2.23% (b)(c)	12,948,350	12,948,350
TOTAL MONEY MARKET FUNDS (Cost $174,419,608)		174,419,608
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $1,451,458,009)	1,651,035,799
NET OTHER ASSETS - (1.2)%	(19,680,273)
NET ASSETS - 100%	$ 1,631,355,526
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information

At December 31, 2004, the fund had a capital loss carryforward of approximately $160,503,000 of which $43,339,000, $107,381,000 and $9,783,000 will expire on December 31, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets
Investment in securities, at value (including securities loaned of $12,563,366) (cost $1,451,458,009) - See accompanying schedule		$ 1,651,035,799
Receivable for fund shares sold		272,381
Dividends receivable		1,342,776
Interest receivable		290,188
Prepaid expenses		5,942
Other receivables		28,890
Total assets		1,652,975,976

Liabilities
Payable for investments purchased	$ 6,520,610
Payable for fund shares redeemed	964,642
Accrued management fee	640,386
Distribution fees payable	141,068
Other affiliated payables	134,368
Other payables and accrued expenses	271,026
Collateral on securities loaned, at value	12,948,350
Total liabilities		21,620,450

Net Assets		$ 1,631,355,526
Net Assets consist of:
Paid in capital		$ 1,572,421,991
Undistributed net investment income		22,467,135
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(163,111,390)
Net unrealized appreciation (depreciation) on investments		199,577,790
Net Assets		$ 1,631,355,526

Initial Class: Net Asset Value, offering price and redemption price per share ($704,460,084 ÷ 50,633,218 shares)		$ 13.91

Service Class: Net Asset Value, offering price and redemption price per share ($401,391,858 ÷ 29,031,870 shares)		$ 13.83

Service Class 2: Net Asset Value, offering price and redemption price per share ($525,503,584 ÷ 38,322,628 shares)		$ 13.71

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$ 25,677,482
Special Dividends		5,800,800
Interest		2,003,713
Security lending		101,220
Total income		33,583,215

Expenses
Management fee	$ 7,335,808
Transfer agent fees	1,038,668
Distribution fees	1,462,923
Accounting and security lending fees	513,242
Non-interested trustees' compensation	8,453
Custodian fees and expenses	21,660
Audit	48,079
Legal	4,658
Miscellaneous	360,754
Total expenses before reductions	10,794,245
Expense reductions	(105,306)	10,688,939
Net investment income (loss)		22,894,276
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	6,143,736
Foreign currency transactions	(11,098)
Total net realized gain (loss)		6,132,638
Change in net unrealized appreciation (depreciation) on investment securities		59,376,943
Net gain (loss)		65,509,581
Net increase (decrease) in net assets resulting from operations		$ 88,403,857

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 22,894,276	$ 11,563,948
Net realized gain (loss)	6,132,638	(8,957,165)
Change in net unrealized appreciation (depreciation)	59,376,943	256,023,394
Net increase (decrease) in net assets resulting from operations	88,403,857	258,630,177
Distributions to shareholders from net investment income	(12,447,351)	(12,772,749)
Share transactions - net increase (decrease)	70,330,734	210,037,372
Total increase (decrease) in net assets	146,287,240	455,894,800

Net Assets
Beginning of period	1,485,068,286	1,029,173,486
End of period (including undistributed net investment income of $22,467,135 and undistributed net investment income of $12,027,562, respectively)	$ 1,631,355,526	$ 1,485,068,286
Other Information:
	Year ended December 31, 2004
Share Transactions	Initial Class	Service Class	Service Class 2
Shares Sold	2,753,905	2,759,500	13,125,821
Reinvested	498,736	216,142	212,315
Redeemed	(11,869,073)	(1,077,681)	(1,149,269)
Net increase (decrease)	(8,616,432)	1,897,961	12,188,867

Dollars Sold	$ 36,538,808	$ 36,240,477	$ 171,074,614
Reinvested	6,722,963	2,898,471	2,825,917
Redeemed	(156,807,050)	(14,210,796)	(14,952,670)
Net increase (decrease)	$ (113,545,279)	$ 24,928,152	$ 158,947,861

	Year ended December 31, 2003
Share Transactions	Initial Class	Service Class	Service Class 2
Shares Sold	8,588,135	4,730,597	14,305,974
Reinvested	791,445	298,276	164,516
Redeemed	(8,881,933)	(1,062,769)	(1,468,648)
Net increase (decrease)	497,647	3,966,104	13,001,842

Dollars Sold	$ 102,662,499	$ 56,731,473	$ 170,921,383
Reinvested	8,080,656	3,030,479	1,661,614
Redeemed	(103,784,385)	(12,033,144)	(17,233,203)
Net increase (decrease)	$ 6,958,770	$ 47,728,808	$ 155,349,794

Distributions	Year ended December 31, 2004
	Initial Class	Service Class	Service Class 2
From net investment income	$ 6,722,963	$ 2,898,471	$ 2,825,917

	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
From net investment income	$ 8,080,656	$ 3,030,479	$ 1,661,614

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.26	$ 10.86	$ 13.19	$ 15.26	$ 17.30
Income from Investment Operations
Net investment income (loss)C	.21D	.12	.15	.18	.20
Net realized and unrealized gain (loss)	.56	2.42	(2.32)	(1.45)	(.81)
Total from investment operations	.77	2.54	(2.17)	(1.27)	(.61)
Distributions from net investment income	(.12)	(.14)	(.16)	(.19)	(.19)
Distributions from net realized gain	-	-	-	(.61)	(1.24)
Total distributions	(.12)	(.14)	(.16)	(.80)	(1.43)
Net asset value, end of period	$ 13.91	$ 13.26	$ 10.86	$ 13.19	$ 15.26
Total ReturnA,B	5.80%	23.77%	(16.61)%	(8.75)%	(3.62)%
Ratios to Average Net AssetsE
Expenses before expense reductions	.60%	.59%	.59%	.58%	.58%
Expenses net of voluntary waivers, if any	.60%	.59%	.59%	.58%	.58%
Expenses net of all reductions	.60%	.59%	.58%	.56%	.57%
Net investment income (loss)	1.58%	1.02%	1.30%	1.34%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 704,460	$ 785,494	$ 638,124	$ 893,359	$ 1,011,393
Portfolio turnover rate	23%	25%	43%	58%	72%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.05 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.18	$ 10.80	$ 13.12	$ 15.19	$ 17.24
Income from Investment Operations
Net investment income (loss)C	.19D	.11	.14	.16	.18
Net realized and unrealized gain (loss)	.57	2.40	(2.31)	(1.44)	(.80)
Total from investment operations	.76	2.51	(2.17)	(1.28)	(.62)
Distributions from net investment income	(.11)	(.13)	(.15)	(.18)	(.19)
Distributions from net realized gain	-	-	-	(.61)	(1.24)
Total distributions	(.11)	(.13)	(.15)	(.79)	(1.43)
Net asset value, end of period	$ 13.83	$ 13.18	$ 10.80	$ 13.12	$ 15.19
Total ReturnA,B	5.75%	23.60%	(16.69)%	(8.85)%	(3.69)%
Ratios to Average Net AssetsE
Expenses before expense reductions	.70%	.69%	.69%	.68%	.69%
Expenses net of voluntary waivers, if any	.70%	.69%	.69%	.68%	.69%
Expenses net of all reductions	.70%	.69%	.68%	.66%	.68%
Net investment income (loss)	1.48%	.92%	1.20%	1.24%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 401,392	$ 357,585	$ 250,160	$ 281,194	$ 212,994
Portfolio turnover rate	23%	25%	43%	58%	72%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.05 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Financial Statements - continued

Financial Highlights - Service Class 2

Years ended December 31,	2004	2003	2002	2001	2000G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.09	$ 10.73	$ 13.07	$ 15.17	$ 16.94
Income from Investment Operations
Net investment income (loss)E	.17F	.09	.12	.14	.15
Net realized and unrealized gain (loss)	.55	2.39	(2.30)	(1.44)	(.49)
Total from investment operations	.72	2.48	(2.18)	(1.30)	(.34)
Distributions from net investment income	(.10)	(.12)	(.16)	(.19)	(.19)
Distributions from net realized gain	-	-	-	(.61)	(1.24)
Total distributions	(.10)	(.12)	(.16)	(.80)	(1.43)
Net asset value, end of period	$ 13.71	$ 13.09	$ 10.73	$ 13.07	$ 15.17
Total ReturnB,C,D	5.52%	23.44%	(16.84)%	(9.01)%	(2.11)%
Ratios to Average Net AssetsH
Expenses before expense reductions	.85%	.85%	.85%	.84%	.85%A
Expenses net of voluntary waivers, if any	.85%	.85%	.85%	.84%	.85%A
Expenses net of all reductions	.85%	.84%	.84%	.82%	.84%A
Net investment income (loss)	1.33%	.76%	1.05%	1.08%	1.00%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 525,504	$ 341,989	$ 140,890	$ 76,237	$ 13,025
Portfolio turnover rate	23%	25%	43%	58%	72%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G For the period January 12, 2000 (commencement of operations) to December 31, 2000.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Notes to Financial Statements

For the period ended December 31, 2004

1. Significant Accounting Policies.

Growth & Income Portfolio (the fund) is a fund of Variable Insurance Products Fund III, (the trust) (referred to in this report as Fidelity Variable Insurance Products: Growth & Income Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 251,148,239
Unrealized depreciation	(54,167,320)
Net unrealized appreciation (depreciation)	196,980,919
Undistributed ordinary income	22,456,038
Capital loss carryforward	(160,503,421)

Cost for federal income tax purposes	$ 1,454,054,880

The tax character of distributions paid was as follows:

	December 31, 2004	December 31, 2003
Ordinary Income	$ 12,447,351	$ 12,772,749

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $420,135,989 and $322,208,324, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .47% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 377,024
Service Class 2	1,085,899
$ 1,462,923

Growth & Income Portfolio

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements. Each class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. For the period, the total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 489,424
Service Class	252,242
Service Class 2	297,002
$ 1,038,668

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,003,509 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $28,868 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $105,306 for the period.

8. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 20% of the total outstanding shares of the fund and one unaffiliated shareholder was the owner of record of 48% of the total outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of Growth & Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Growth & Income Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth & Income Portfolio as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2005

Growth & Income Portfolio

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 233 advised funds by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-5429.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Growth & Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1994

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products III. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Bart A. Grenier (45)

Year of Election or Appointment: 2001

Vice President of VIP Growth & Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Louis Salemy (43)

Year of Election or Appointment: 2000

Vice President of VIP Growth & Income and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of VIP Growth & Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of VIP Growth & Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of VIP Growth & Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Growth & Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Growth & Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of VIP Growth & Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of VIP Growth & Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1996 Assistant Treasurer of VIP Growth & Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Growth & Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Growth & Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP Growth & Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Distributions

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

Initial Class	100%
Service Class	100%
Service Class 2	100%

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Growth & Income Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	4,465,365,699.61	80.317
Against	820,718,849.73	14.762
Abstain	273,620,539.56	4.921
TOTAL	5,559,705,088.90	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	5,275,527,318.06	94.889
Withheld	284,177,770.84	5.111
TOTAL	5,559,705,088.90	100.000
Ralph F. Cox
Affirmative	5,260,941,793.66	94.626
Withheld	298,763,295.24	5.374
TOTAL	5,559,705,088.90	100.000
Laura B. Cronin
Affirmative	5,275,571,233.79	94.889
Withheld	284,133,855.11	5.111
TOTAL	5,559,705,088.90	100.000
Dennis J. Dirks B
Affirmative	5,277,234,059.51	94.919
Withheld	282,471,029.39	5.081
TOTAL	5,559,705,088.90	100.000
Robert M. Gates
Affirmative	5,271,693,384.06	94.820
Withheld	288,011,704.84	5.180
TOTAL	5,559,705,088.90	100.000
George H. Heilmeier
Affirmative	5,276,712,546.15	94.910
Withheld	282,992,542.75	5.090
TOTAL	5,559,705,088.90	100.000
Abigail P. Johnson
Affirmative	5,265,412,678.20	94.707
Withheld	294,292,410.70	5.293
TOTAL	5,559,705,088.90	100.000
Edward C. Johnson 3d
Affirmative	5,252,813,997.03	94.480
Withheld	306,891,091.87	5.520
TOTAL	5,559,705,088.90	100.000
Donald J. Kirk
Affirmative	5,268,337,458.03	94.759
Withheld	291,367,630.87	5.241
TOTAL	5,559,705,088.90	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	5,278,993,264.93	94.951
Withheld	280,711,823.97	5.049
TOTAL	5,559,705,088.90	100.000
Ned C. Lautenbach
Affirmative	5,280,591,428.18	94.980
Withheld	279,113,660.72	5.020
TOTAL	5,559,705,088.90	100.000
Marvin L. Mann
Affirmative	5,266,769,335.50	94.731
Withheld	292,935,753.40	5.269
TOTAL	5,559,705,088.90	100.000
William O. McCoy
Affirmative	5,270,804,685.62	94.804
Withheld	288,900,403.28	5.196
TOTAL	5,559,705,088.90	100.000
Robert L. Reynolds
Affirmative	5,279,190,479.65	94.955
Withheld	280,514,609.25	5.045
TOTAL	5,559,705,088.90	100.000
Cornelia M. Small B
Affirmative	5,276,074,654.01	94.898
Withheld	283,630,434.89	5.102
TOTAL	5,559,705,088.90	100.000
William S. Stavropoulos
Affirmative	5,278,183,775.21	94.936
Withheld	281,521,313.69	5.064
TOTAL	5,559,705,088.90	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPGI-ANN-0205
1.540026.107

Fidelity® Variable Insurance Products:

Growth Opportunities Portfolio

Annual Report

December 31, 2004

(2_fidelity_logos)(Registered_Trademark)

Contents

Performance	3	How the fund has done over time.
Management's Discussion	4	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	5	An example of shareholder expenses.
Investment Summary	6	A summary of the fund's investments at period end.
Investments	7	A complete list of the fund's investments with their market values.
Financial Statements	10	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	14	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	18
Trustees and Officers	19
Distributions	24
Proxy Voting Results	25

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-5429 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2004	Past 1 year	Past 5 years	Life of fund A
Fidelity ® VIP: Growth Opportunities - Initial Class	7.19%	-5.04%	7.41%
Fidelity VIP: Growth Opportunities - Service Class B	7.06%	-5.14%	7.33%
Fidelity VIP: Growth Opportunities - Service Class 2 C	6.89%	-5.30%	7.25%

A From January 3, 1995

B The initial offering of Service Class shares took place November 3, 1997. Performance for Service Class shares reflects an asset based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

C The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Opportunities Portfolio - Initial Class on January 3, 1995, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities

Management's Discussion of Fund Performance

Comments from Bettina Doulton, Portfolio Manager of Fidelity® Variable Insurance Products: Growth Opportunities Portfolio

The year ending December 31, 2004, generally was positive for equity investors, as many stock market benchmarks produced double-digit gains. Broad-based themes included the continued dominance of small-cap stocks, which outperformed large-caps for the sixth consecutive year. The small-cap Russell 2000® Index was up 18.33% in 2004, while the larger-cap Standard & Poor's 500SM Index rose 10.88%. Value stocks ended the year well ahead of growth stocks: The Russell 3000® Value Index advanced 16.94%, compared to 6.93% for the Russell 3000 Growth Index. Energy and basic materials stocks led the market upward. Energy stocks were boosted by record-high oil prices, while strong demand from China helped support commodity prices. The health care sector was among the market's weakest performers. Technology also fell off the pace, though it was helped by a rally late in the year. The tech-heavy NASDAQ Composite® Index returned 9.15%, thanks primarily to a 14.87% jump in the fourth quarter. Elsewhere, the Dow Jones Industrial AverageSM gained 5.37% for the year.

For the year ending December 31, 2004, the fund underperformed both the S&P 500® and the LipperSM Variable Annuity Growth Funds Average, which returned 10.36%. Compared to the S&P 500, the fund's overweighting in weak-performing media and semiconductor stocks hurt performance. Traditional media plays such as Viacom and Spanish-language broadcasting company Univision were detractors, along with tech names National Semiconductor and Analog Devices. Underweighting strong-performing energy stocks also proved to be a disappointment. Energy companies Schlumberger, BP and Baker Hughes were among the fund's top relative and absolute performers, but underweighting such names as Exxon Mobil, ChevronTexaco and ConocoPhillips largely offset those gains. Another negative was the fund's large-cap bias in a period that favored smaller-cap stocks. On the positive side, good stock selection in consumer staples and health care boosted returns, led by personal product makers such as Gillette, eye-care company Alcon and health care services provider UnitedHealth Group.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period* July 1, 2004 to December 31, 2004
Initial Class
Actual	$ 1,000.00	$ 1,056.50	$ 3.83
HypotheticalA	$ 1,000.00	$ 1,021.42	$ 3.76
Service Class
Actual	$ 1,000.00	$ 1,055.90	$ 4.34
HypotheticalA	$ 1,000.00	$ 1,020.91	$ 4.27
Service Class 2
Actual	$ 1,000.00	$ 1,054.90	$ 5.17
HypotheticalA	$ 1,000.00	$ 1,020.11	$ 5.08

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.74%
Service Class	.84%
Service Class 2	1.00%

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investment Summary

Top Five Stocks as of December 31, 2004
% of fund's net assets
General Electric Co.	3.8
Bank of America Corp.	2.9
Microsoft Corp.	2.5
Exxon Mobil Corp.	2.3
American Express Co.	2.2
13.7
Top Five Market Sectors as of December 31, 2004
% of fund's net assets
Information Technology	21.4
Consumer Discretionary	17.3
Financials	16.2
Industrials	12.4
Health Care	9.9
Asset Allocation as of December 31, 2004
% of fund's net assets*
Stocks	95.0%
Short-Term Investments and Net Other Assets	5.0%
* Foreign investments	4.7%

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investments December 31, 2004

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 17.3%
Automobiles - 0.2%
Harley-Davidson, Inc.	30,400	$ 1,846,800
Hotels, Restaurants & Leisure - 1.8%
Carnival Corp. unit	39,000	2,247,570
Hilton Hotels Corp.	210,170	4,779,266
Royal Caribbean Cruises Ltd.	23,500	1,279,340
Starwood Hotels & Resorts Worldwide, Inc. unit	85,200	4,975,680
		13,281,856
Internet & Catalog Retail - 0.7%
eBay, Inc. (a)	43,400	5,046,552
Leisure Equipment & Products - 0.3%
Brunswick Corp.	40,900	2,024,550
Media - 9.8%
Clear Channel Communications, Inc.	42,600	1,426,674
DreamWorks Animation SKG, Inc. Class A	26,000	975,260
Fox Entertainment Group, Inc. Class A (a)	245,300	7,668,078
Grupo Televisa SA de CV sponsored ADR	38,000	2,299,000
Lamar Advertising Co. Class A (a)	45,600	1,950,768
Martha Stewart Living Omnimedia, Inc. Class A (a)(d)	88,500	2,568,270
McGraw-Hill Companies, Inc.	68,000	6,224,720
Meredith Corp.	41,800	2,265,560
News Corp. Class B (d)	547,700	10,515,840
Omnicom Group, Inc.	105,400	8,887,328
Time Warner, Inc. (a)	212,300	4,127,112
Univision Communications, Inc. Class A (a)	230,700	6,752,589
Viacom, Inc. Class B (non-vtg.)	204,420	7,438,844
Walt Disney Co.	256,700	7,136,260
XM Satellite Radio Holdings, Inc. Class A (a)	49,400	1,858,428
		72,094,731
Multiline Retail - 1.1%
Kmart Holding Corp. (a)(d)	12,700	1,256,665
Kohl's Corp. (a)	49,400	2,428,998
Nordstrom, Inc.	95,000	4,439,350
		8,125,013
Specialty Retail - 2.3%
Best Buy Co., Inc.	32,500	1,931,150
Home Depot, Inc.	210,600	9,001,044
Lowe's Companies, Inc.	6,800	391,612
Staples, Inc.	157,097	5,295,740
		16,619,546
Textiles, Apparel & Luxury Goods - 1.1%
Coach, Inc. (a)	24,800	1,398,720
NIKE, Inc. Class B	23,900	2,167,491

	Shares	Value (Note 1)
Polo Ralph Lauren Corp. Class A	91,100	$ 3,880,860
Warnaco Group, Inc. (a)	44,200	954,720
		8,401,791
TOTAL CONSUMER DISCRETIONARY		127,440,839
CONSUMER STAPLES - 7.0%
Beverages - 0.6%
PepsiCo, Inc.	80,600	4,207,320
Food & Staples Retailing - 2.0%
CVS Corp.	71,600	3,227,012
Wal-Mart Stores, Inc.	217,700	11,498,914
		14,725,926
Food Products - 1.4%
Archer-Daniels-Midland Co.	144,000	3,212,640
Bunge Ltd.	77,200	4,401,172
Hershey Foods Corp.	45,000	2,499,300
		10,113,112
Household Products - 0.2%
Procter & Gamble Co.	21,640	1,191,931
Personal Products - 1.9%
Gillette Co.	319,370	14,301,389
Tobacco - 0.9%
Altria Group, Inc.	110,420	6,746,662
TOTAL CONSUMER STAPLES		51,286,340
ENERGY - 6.3%
Energy Equipment & Services - 3.1%
Baker Hughes, Inc.	65,700	2,803,419
Halliburton Co.	149,000	5,846,760
Schlumberger Ltd. (NY Shares)	210,600	14,099,670
		22,749,849
Oil & Gas - 3.2%
BP PLC sponsored ADR	109,490	6,394,216
Exxon Mobil Corp.	329,700	16,900,422
		23,294,638
TOTAL ENERGY		46,044,487
FINANCIALS - 15.9%
Capital Markets - 5.7%
Charles Schwab Corp.	62,000	741,520
E*TRADE Financial Corp. (a)	322,500	4,821,375
Goldman Sachs Group, Inc.	111,600	11,610,864
Lehman Brothers Holdings, Inc.	48,200	4,216,536
Merrill Lynch & Co., Inc.	224,400	13,412,388
Morgan Stanley	123,900	6,878,928
		41,681,611
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - 3.8%
Bank of America Corp.	457,600	$ 21,502,624
Wells Fargo & Co.	105,500	6,556,825
		28,059,449
Consumer Finance - 2.7%
American Express Co.	283,600	15,986,532
SLM Corp.	67,900	3,625,181
		19,611,713
Diversified Financial Services - 1.6%
Citigroup, Inc.	247,207	11,910,433
Insurance - 2.1%
American International Group, Inc.	237,262	15,580,996
TOTAL FINANCIALS		116,844,202
HEALTH CARE - 9.9%
Biotechnology - 1.1%
Genentech, Inc. (a)	74,900	4,077,556
Genzyme Corp. - General Division (a)	36,000	2,090,520
OSI Pharmaceuticals, Inc. (a)	22,000	1,646,700
		7,814,776
Health Care Equipment & Supplies - 2.9%
Alcon, Inc.	41,100	3,312,660
Becton, Dickinson & Co.	74,700	4,242,960
Boston Scientific Corp. (a)	35,700	1,269,135
C.R. Bard, Inc.	47,600	3,045,448
Dade Behring Holdings, Inc. (a)	47,500	2,660,000
Medtronic, Inc.	71,300	3,541,471
St. Jude Medical, Inc. (a)	85,660	3,591,724
		21,663,398
Health Care Providers & Services - 1.6%
UnitedHealth Group, Inc.	130,300	11,470,309
Pharmaceuticals - 4.3%
Abbott Laboratories	44,430	2,072,660
Johnson & Johnson	151,200	9,589,104
Pfizer, Inc.	368,193	9,900,710
Schering-Plough Corp.	76,000	1,586,880
Wyeth	198,500	8,454,115
		31,603,469
TOTAL HEALTH CARE		72,551,952
INDUSTRIALS - 12.4%
Aerospace & Defense - 2.3%
Honeywell International, Inc.	212,900	7,538,789
Lockheed Martin Corp.	19,100	1,061,005
Northrop Grumman Corp.	39,000	2,120,040
The Boeing Co.	114,100	5,906,957
		16,626,791

	Shares	Value (Note 1)
Air Freight & Logistics - 2.6%
FedEx Corp.	121,800	$ 11,996,082
United Parcel Service, Inc. Class B	83,500	7,135,910
		19,131,992
Airlines - 0.4%
Southwest Airlines Co.	170,150	2,770,042
Commercial Services & Supplies - 0.2%
Monster Worldwide, Inc. (a)	41,200	1,385,968
Construction & Engineering - 0.4%
Fluor Corp.	59,500	3,243,345
Industrial Conglomerates - 5.7%
3M Co.	59,700	4,899,579
General Electric Co.	769,450	28,084,923
Tyco International Ltd.	242,900	8,681,246
		41,665,748
Machinery - 0.8%
Caterpillar, Inc.	26,000	2,535,260
Deere & Co.	47,600	3,541,440
		6,076,700
TOTAL INDUSTRIALS		90,900,586
INFORMATION TECHNOLOGY - 21.4%
Communications Equipment - 6.2%
Avaya, Inc. (a)	83,400	1,434,480
Cisco Systems, Inc. (a)	514,060	9,921,358
Extreme Networks, Inc. (a)	6,900	45,195
Juniper Networks, Inc. (a)	510,000	13,866,900
Motorola, Inc.	405,800	6,979,760
QUALCOMM, Inc.	308,800	13,093,120
		45,340,813
Computers & Peripherals - 4.2%
Dell, Inc. (a)	207,200	8,731,408
Diebold, Inc.	89,100	4,965,543
EMC Corp. (a)	190,700	2,835,709
Network Appliance, Inc. (a)	421,800	14,012,196
		30,544,856
Electronic Equipment & Instruments - 0.3%
CDW Corp.	27,300	1,811,355
Internet Software & Services - 1.0%
Yahoo!, Inc. (a)	201,500	7,592,520
IT Services - 0.3%
Affiliated Computer Services, Inc. Class A (a)	31,700	1,908,023
Office Electronics - 0.4%
Xerox Corp. (a)	192,200	3,269,322
Semiconductors & Semiconductor Equipment - 4.5%
Advanced Micro Devices, Inc. (a)	69,700	1,534,794
Altera Corp. (a)	63,400	1,312,380
Analog Devices, Inc.	112,100	4,138,732
Freescale Semiconductor, Inc. Class B	96,286	1,767,811
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Intel Corp.	400,110	$ 9,358,573
KLA-Tencor Corp. (a)	16,300	759,254
Marvell Technology Group Ltd. (a)	32,100	1,138,587
National Semiconductor Corp.	321,600	5,772,720
Texas Instruments, Inc.	303,500	7,472,170
Xilinx, Inc.	3,300	97,845
		33,352,866
Software - 4.5%
Microsoft Corp.	684,120	18,272,845
Oracle Corp. (a)	201,700	2,767,324
Red Hat, Inc. (a)	197,699	2,639,282
Symantec Corp. (a)	211,466	5,447,364
VERITAS Software Corp. (a)	136,600	3,899,930
		33,026,745
TOTAL INFORMATION TECHNOLOGY		156,846,500
MATERIALS - 2.6%
Chemicals - 2.6%
Dow Chemical Co.	142,100	7,035,371
Monsanto Co.	103,500	5,749,425
Praxair, Inc.	143,300	6,326,695
		19,111,491
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.8%
SBC Communications, Inc.	231,060	5,954,416
Verizon Communications, Inc.	173,800	7,040,638
		12,995,054
Wireless Telecommunication Services - 0.1%
SpectraSite, Inc. (a)	18,200	1,053,780
TOTAL TELECOMMUNICATION SERVICES		14,048,834
TOTAL COMMON STOCKS (Cost $538,285,820)		695,075,231
Convertible Preferred Stocks - 0.3%

FINANCIALS - 0.3%
Thrifts & Mortgage Finance - 0.3%
Fannie Mae 5.375%	20	2,107,500
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,000,000)		2,107,500
Money Market Funds - 5.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 2.24% (b)	30,774,121	$ 30,774,121
Fidelity Securities Lending Cash Central Fund, 2.23% (b)(c)	7,454,150	7,454,150
TOTAL MONEY MARKET FUNDS (Cost $38,228,271)		38,228,271
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $578,514,091)	735,411,002
NET OTHER ASSETS - (0.2)%	(1,607,777)
NET ASSETS - 100%	$ 733,803,225
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information

At December 31, 2004, the fund had a capital loss carryforward of approximately $265,682,000 of which $189,000, $149,878,000 and $115,615,000 will expire on December 31, 2008, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2004
Assets
Investment in securities, at value (including securities loaned of $7,237,330) (cost $578,514,091) - See accompanying schedule		$ 735,411,002
Cash		3,055
Receivable for investments sold		11,249,546
Receivable for fund shares sold		135,855
Dividends receivable		703,580
Interest receivable		65,698
Prepaid expenses		2,788
Other receivables		106,538
Total assets		747,678,062

Liabilities
Payable for investments purchased	$ 5,156,285
Payable for fund shares redeemed	636,421
Accrued management fee	347,845
Distribution fees payable	30,301
Other affiliated payables	63,647
Other payables and accrued expenses	186,188
Collateral on securities loaned, at value	7,454,150
Total liabilities		13,874,837

Net Assets		$ 733,803,225
Net Assets consist of:
Paid in capital		$ 838,195,433
Undistributed net investment income		6,108,550
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(267,397,669)
Net unrealized appreciation (depreciation) on investments		156,896,911
Net Assets		$ 733,803,225

Initial Class: Net Asset Value, offering price and redemption price per share ($459,975,294 ÷ 28,629,430 shares)		$ 16.07

Service Class: Net Asset Value, offering price and redemption price per share ($212,890,231 ÷ 13,261,966 shares)		$ 16.05

Service Class 2: Net Asset Value, offering price and redemption price per share ($60,937,700 ÷ 3,817,776 shares)		$ 15.96

Statement of Operations

Year ended December 31, 2004
Investment Income
Dividends		$ 9,314,024
Special Dividends		2,052,360
Interest		376,235
Security lending		80,267
Total income		11,822,886

Expenses
Management fee	$ 4,230,844
Transfer agent fees	507,306
Distribution fees	361,674
Accounting and security lending fees	275,838
Non-interested trustees' compensation	4,060
Custodian fees and expenses	23,270
Audit	42,178
Legal	2,383
Miscellaneous	199,827
Total expenses before reductions	5,647,380
Expense reductions	(139,491)	5,507,889
Net investment income (loss)		6,314,997
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	13,616,926
Foreign currency transactions	7,633
Futures contracts	1,324,924
Total net realized gain (loss)		14,949,483
Change in net unrealized appreciation (depreciation) on: Investment securities	27,611,661
Assets and liabilities in foreign currencies	(9,841)
Futures contracts	(853,313)
Total change in net unrealized appreciation (depreciation)		26,748,507
Net gain (loss)		41,697,990
Net increase (decrease) in net assets resulting from operations		$ 48,012,987

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,314,997	$ 3,979,285
Net realized gain (loss)	14,949,483	18,204,829
Change in net unrealized appreciation (depreciation)	26,748,507	154,484,695
Net increase (decrease) in net assets resulting from operations	48,012,987	176,668,809
Distributions to shareholders from net investment income	(3,865,122)	(4,842,328)
Share transactions - net increase (decrease)	(85,843,295)	(29,607,058)
Total increase (decrease) in net assets	(41,695,430)	142,219,423

Net Assets
Beginning of period	775,498,655	633,279,232
End of period (including undistributed net investment income of $6,108,550 and undistributed net investment income of $3,663,993, respectively)	$ 733,803,225	$ 775,498,655
Other Information:
Share Transactions	Year ended December 31, 2004
	Initial Class	Service Class	Service Class 2
Shares Sold	2,729,868	870,070	885,612
Reinvested	170,805	67,879	13,011
Redeemed	(6,832,162)	(2,590,797)	(1,093,977)
Net increase (decrease)	(3,931,489)	(1,652,848)	(195,354)

Dollars Sold	$ 41,720,058	$ 13,156,606	$ 13,251,573
Reinvested	2,623,558	1,042,625	198,939
Redeemed	(102,539,187)	(38,992,902)	(16,304,565)
Net increase (decrease)	$ (58,195,571)	$ (24,793,671)	$ (2,854,053)

Share Transactions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
Shares Sold	4,861,113	1,609,284	1,388,002
Reinvested	309,123	114,933	19,452
Redeemed	(7,052,265)	(2,906,117)	(959,886)
Net increase (decrease)	(1,882,029)	(1,181,900)	447,568

Dollars Sold	$ 63,883,410	$ 21,117,379	$ 18,018,110
Reinvested	3,375,625	1,255,069	211,634
Redeemed	(88,846,190)	(36,517,831)	(12,104,264)
Net increase (decrease)	$ (21,587,155)	$ (14,145,383)	$ 6,125,480

Distributions	Year ended December 31, 2004
	Initial Class	Service Class	Service Class 2
From net investment income	$ 2,623,558	$ 1,042,625	$ 198,939
From net realized gain	-	-	-
Total	$ 2,623,558	$ 1,042,625	$ 198,939
	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
From net investment income	$ 3,375,625	$ 1,255,069	$ 211,634
From net realized gain	-	-	-
Total	$ 3,375,625	$ 1,255,069	$ 211,634

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 15.07	$ 11.71	$ 15.13	$ 17.74	$ 23.15
Income from Investment Operations
Net investment income (loss) C	.14 D	.08	.09	.12	.06
Net realized and unrealized gain (loss)	.94	3.38	(3.37)	(2.67)	(3.77)
Total from investment operations	1.08	3.46	(3.28)	(2.55)	(3.71)
Distributions from net investment income	(.08)	(.10)	(.14)	(.06)	(.29)
Distributions from net realized gain	-	-	-	-	(1.41)
Total distributions	(.08)	(.10)	(.14)	(.06)	(1.70)
Net asset value, end of period	$ 16.07	$ 15.07	$ 11.71	$ 15.13	$ 17.74
Total Return A, B	7.19%	29.87%	(21.84)%	(14.42)%	(17.07)%
Ratios to Average Net Assets E
Expenses before expense reductions	.72%	.72%	.70%	.69%	.68%
Expenses net of voluntary waivers, if any	.72%	.72%	.70%	.69%	.68%
Expenses net of all reductions	.70%	.70%	.66%	.67%	.66%
Net investment income (loss)	.91%	.64%	.68%	.79%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 459,975	$ 490,710	$ 403,476	$ 652,493	$ 951,875
Portfolio turnover rate	65%	62%	60%	89%	117%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 15.06	$ 11.70	$ 15.11	$ 17.71	$ 23.12
Income from Investment Operations
Net investment income (loss) C	.12 D	.07	.08	.11	.04
Net realized and unrealized gain (loss)	.94	3.37	(3.37)	(2.67)	(3.76)
Total from investment operations	1.06	3.44	(3.29)	(2.56)	(3.72)
Distributions from net investment income	(.07)	(.08)	(.12)	(.04)	(.28)
Distributions from net realized gain	-	-	-	-	(1.41)
Total distributions	(.07)	(.08)	(.12)	(.04)	(1.69)
Net asset value, end of period	$ 16.05	$ 15.06	$ 11.70	$ 15.11	$ 17.71
Total Return A, B	7.06%	29.66%	(21.92)%	(14.49)%	(17.13)%
Ratios to Average Net Assets E
Expenses before expense reductions	.82%	.82%	.80%	.79%	.79%
Expenses net of voluntary waivers, if any	.82%	.82%	.80%	.79%	.79%
Expenses net of all reductions	.80%	.80%	.77%	.77%	.76%
Net investment income (loss)	.81%	.54%	.58%	.69%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 212,890	$ 224,660	$ 188,318	$ 278,446	$ 345,960
Portfolio turnover rate	65%	62%	60%	89%	117%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Financial Highlights - Service Class 2

Years ended December 31,	2004	2003	2002	2001	2000 G
Selected Per-Share Data
Net asset value, beginning of period	$ 14.98	$ 11.64	$ 15.04	$ 17.68	$ 22.70
Income from Investment Operations
Net investment income (loss) E	.10 F	.05	.05	.08	.01
Net realized and unrealized gain (loss)	.93	3.35	(3.34)	(2.66)	(3.34)
Total from investment operations	1.03	3.40	(3.29)	(2.58)	(3.33)
Distributions from net investment income	(.05)	(.06)	(.11)	(.06)	(.28)
Distributions from net realized gain	-	-	-	-	(1.41)
Total distributions	(.05)	(.06)	(.11)	(.06)	(1.69)
Net asset value, end of period	$ 15.96	$ 14.98	$ 11.64	$ 15.04	$ 17.68
Total Return B, C, D	6.89%	29.40%	(22.01)%	(14.64)%	(15.74)%
Ratios to Average Net Assets H
Expenses before expense reductions	.98%	.99%	.97%	.95%	.95% A
Expenses net of voluntary waivers, if any	.98%	.99%	.97%	.95%	.95% A
Expenses net of all reductions	.96%	.96%	.94%	.93%	.93% A
Net investment income (loss)	.65%	.37%	.41%	.53%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,938	$ 60,129	$ 41,486	$ 44,643	$ 25,827
Portfolio turnover rate	65%	62%	60%	89%	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2004

1. Significant Accounting Policies.

Growth Opportunities Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Growth Opportunities Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Growth Opportunities Portfolio

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 165,058,633
Unrealized depreciation	(9,887,045)
Net unrealized appreciation (depreciation)	155,171,588
Undistributed ordinary income	6,118,258
Capital loss carryforward	(265,681,565)

Cost for federal income tax purposes	$ 580,239,414

The tax character of distributions paid was as follows:

	December 31, 2004	December 31, 2003
Ordinary Income	$ 3,865,122	$ 4,842,328

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $462,835,321 and $533,581,152, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 215,230
Service Class 2	146,444
$ 361,674

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements. Each class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. For the period, the total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 312,303
Service Class	147,098
Service Class 2	47,905
$ 507,306

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $367,174 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $24,963 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $139,311 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $180.

Growth Opportunities Portfolio

Notes to Financial Statements - continued

8. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 22% of the total outstanding shares of the fund and one otherwise unaffiliated shareholder was the owner of record of 44% of the total outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of Growth Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of Growth Opportunities Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Opportunities Portfolio as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2005

Growth Opportunities Portfolio

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-5429.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Growth Opportunities Portfolio (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).]

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund III. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of VIP Growth Opportunities Portfolio (2001). Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Bettina Doulton (40)

Year of Election or Appointment: 2000

Vice President of VIP Growth Opportunities. Ms. Doulton also serves as Vice President of another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Doulton managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of VIP Growth Opportunities. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of VIP Growth Opportunities. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of VIP Growth Opportunities. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Growth Opportunities. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Growth Opportunities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of VIP Growth Opportunities. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of VIP Growth Opportunities. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of VIP Growth Opportunities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Growth Opportunities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Growth Opportunities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP Growth Opportunities. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Distributions

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

Initial Class	100%
Service Class	100%
Service Class 2	100%

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Growth Opportunities Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	4,465,365,699.61	80.317
Against	820,718,849.73	14.762
Abstain	273,620,539.56	4.921
TOTAL	5,559,705,088.90	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	5,275,527,318.06	94.889
Withheld	284,177,770.84	5.111
TOTAL	5,559,705,088.90	100.000
Ralph F. Cox
Affirmative	5,260,941,793.66	94.626
Withheld	298,763,295.24	5.374
TOTAL	5,559,705,088.90	100.000
Laura B. Cronin
Affirmative	5,275,571,233.79	94.889
Withheld	284,133,855.11	5.111
TOTAL	5,559,705,088.90	100.000
Dennis J. Dirks B
Affirmative	5,277,234,059.51	94.919
Withheld	282,471,029.39	5.081
TOTAL	5,559,705,088.90	100.000
Robert M. Gates
Affirmative	5,271,693,384.06	94.820
Withheld	288,011,704.84	5.180
TOTAL	5,559,705,088.90	100.000
George H. Heilmeier
Affirmative	5,276,712,546.15	94.910
Withheld	282,992,542.75	5.090
TOTAL	5,559,705,088.90	100.000
Abigail P. Johnson
Affirmative	5,265,412,678.20	94.707
Withheld	294,292,410.70	5.293
TOTAL	5,559,705,088.90	100.000
Edward C. Johnson 3d
Affirmative	5,252,813,997.03	94.480
Withheld	306,891,091.87	5.520
TOTAL	5,559,705,088.90	100.000
Donald J. Kirk
Affirmative	5,268,337,458.03	94.759
Withheld	291,367,630.87	5.241
TOTAL	5,559,705,088.90	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	5,278,993,264.93	94.951
Withheld	280,711,823.97	5.049
TOTAL	5,559,705,088.90	100.000
Ned C. Lautenbach
Affirmative	5,280,591,428.18	94.980
Withheld	279,113,660.72	5.020
TOTAL	5,559,705,088.90	100.000
Marvin L. Mann
Affirmative	5,266,769,335.50	94.731
Withheld	292,935,753.40	5.269
TOTAL	5,559,705,088.90	100.000
William O. McCoy
Affirmative	5,270,804,685.62	94.804
Withheld	288,900,403.28	5.196
TOTAL	5,559,705,088.90	100.000
Robert L. Reynolds
Affirmative	5,279,190,479.65	94.955
Withheld	280,514,609.25	5.045
TOTAL	5,559,705,088.90	100.000
Cornelia M. Small B
Affirmative	5,276,074,654.01	94.898
Withheld	283,630,434.89	5.102
TOTAL	5,559,705,088.90	100.000
William S. Stavropoulos
Affirmative	5,278,183,775.21	94.936
Withheld	281,521,313.69	5.064
TOTAL	5,559,705,088.90	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Growth Opportunities Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPGRO-ANN-0205
1.540209.107

Fidelity® Variable Insurance Products:

Mid Cap Portfolio

Annual Report

December 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	3	How the fund has done over time.
Management's Discussion	4	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	5	An example of shareholder expenses.
Investment Summary	6	A summary of the fund's investments at period end.
Investments	7	A complete list of the fund's investments with their market values.
Financial Statements	19	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	23	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	27
Trustees and Officers	28
Distributions	33
Proxy Voting Results	34

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-5429 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2004	Past 1 year	Past 5 years	Life of fund A
Fidelity ® VIP: Mid Cap Portfolio - Initial Class	24.92%	15.11%	20.74%
Fidelity VIP: Mid Cap Portfolio - Service Class B	24.77%	14.98%	20.61%
Fidelity VIP: Mid Cap Portfolio - Service Class 2 C	24.60%	14.81%	20.46%

A From December 28, 1998.

B Performance for Service Class shares reflects an asset based distribution fee (12b-1).

C The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from December 28, 1998 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Mid Cap Portfolio - Initial Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P® MidCap 400 Index performed the same period.

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Management's Discussion of Fund Performance

Comments from Thomas Allen, Portfolio Manager of Fidelity® Variable Insurance Products: Mid Cap Portfolio

The year ending December 31, 2004, generally was positive for equity investors, as many stock market benchmarks produced double-digit gains. Broad-based themes included the continued dominance of small-cap stocks, which outperformed large-caps for the sixth consecutive year. The small-cap Russell 2000® Index was up 18.33% in 2004, while the larger-cap Standard & Poor's 500SM Index rose 10.88%. Value stocks ended the year well ahead of growth stocks: The Russell 3000® Value Index advanced 16.94%, compared to 6.93% for the Russell 3000 Growth Index. Energy and basic materials stocks led the market upward. Energy stocks were boosted by record-high oil prices, while strong demand from China helped support commodity prices. The health care sector was among the market's weakest performers. Technology also fell off the pace, though it was helped by a rally late in the year. The tech-heavy NASDAQ Composite® Index returned 9.15%, thanks primarily to a 14.87% jump in the fourth quarter. Elsewhere, the Dow Jones Industrial AverageSM gained 5.37% for the year.

For the 12-month period that ended December 31, 2004, the fund solidly outperformed both the Standard & Poor's® MidCap 400 Index, which gained 16.48%, and the LipperSM Variable Annuity Mid-Cap Funds Average, which rose 15.30%. Rising oil prices helped boost many energy stocks during the period, and the fund was fortunate to own some of those that rose more than others, including Southwestern Energy and PetroKazakhstan, based in the former Soviet Union. Favorable stock selection in health care equipment and services companies, such as pharmacy benefits manager Caremark Rx, also helped the fund beat its index, as did an underweighting in the weak semiconductor group. The fund's overweighting in materials turned out to be a double-edged sword: Steel stocks worked very well, driven by tight supply, increasing demand from emerging markets and a moderately weaker U.S. dollar, while our gold-related holdings performed poorly, including such names as Newmont Mining, Buenaventura Mining and Harmony Gold.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period* July 1, 2004 to December 31, 2004
Initial Class
Actual	$ 1,000.00	$ 1,176.60	$ 3.94
HypotheticalA	$ 1,000.00	$ 1,021.52	$ 3.66
Service Class
Actual	$ 1,000.00	$ 1,175.50	$ 4.48
HypotheticalA	$ 1,000.00	$ 1,021.01	$ 4.17
Service Class 2
Actual	$ 1,000.00	$ 1,175.00	$ 5.30
HypotheticalA	$ 1,000.00	$ 1,020.26	$ 4.93

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.72%
Service Class	.82%
Service Class 2.97%

Annual Report

Fidelity Variable Insurance Products Fund: Mid Cap Portfolio

Investment Summary

Top Five Stocks as of December 31, 2004
% of fund's net assets
Newmont Mining Corp.	2.5
Nucor Corp.	2.4
Invitrogen Corp.	2.4
Steel Dynamics, Inc.	1.6
Charles River Laboratories International, Inc.	1.6
10.5
Top Five Market Sectors as of December 31, 2004
% of fund's net assets
Materials	18.4
Health Care	15.9
Energy	13.5
Industrials	11.2
Consumer Discretionary	11.0
Asset Allocation as of December 31, 2004
% of fund's net assets *
Stocks	96.7%
Short-Term Investments and Net Other Assets	3.3%
* Foreign investments 27.3%

Annual Report

Fidelity Variable Insurance Products Fund: Mid Cap Portfolio

Investments December 31, 2004

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.0%
Auto Components - 1.7%
Amerigon, Inc. (a)	100	$ 374
Autoliv, Inc.	144,100	6,960,030
Bharat Forge Ltd.	55,244	1,373,947
BorgWarner, Inc.	146,100	7,914,237
China Yuchai International Ltd. (a)	100	1,328
Continental AG	100	6,339
Gentex Corp.	532,100	19,698,342
IMPCO Technologies, Inc. (a)(e)	1,506,400	11,373,320
Johnson Controls, Inc.	200	12,688
LKQ Corp. (a)	315,337	6,328,814
Nokian Tyres Ltd.	96,700	14,665,743
Starcraft Corp. (a)	105	1,469
		68,336,631
Automobiles - 0.1%
Bajaj Auto Ltd.	35,300	923,268
Denway Motors Ltd.	4,000	1,428
Fiat Spa sponsord ADR (a)	100	798
Harley-Davidson, Inc.	100	6,075
Hero Honda Motors Ltd.	221,071	2,925,549
Mahindra & Mahindra Ltd.	100	1,261
Maruti Udyog Ltd.	100	1,068
Tata Motors Ltd.	100	1,168
Thor Industries, Inc.	200	7,410
		3,868,025
Distributors - 0.0%
Educational Development Corp.	100	1,044
Li & Fung Ltd.	2,000	3,371
		4,415
Hotels, Restaurants & Leisure - 3.1%
Accor SA	100	4,369
AFC Enterprises, Inc. (a)	100	2,365
Applebee's International, Inc.	150	3,968
BJ's Restaurants, Inc. (a)	100	1,400
Buffalo Wild Wings, Inc. (a)	208,000	7,240,480
Jack in the Box, Inc. (a)	23,600	870,132
Jurys Doyle Hotel Group PLC (Ireland)	100	1,671
Krispy Kreme Doughnuts, Inc. (a)	100	1,260
Kuoni Reisen Holding AG Class B (Reg.)	100	43,881
Outback Steakhouse, Inc.	773,700	35,419,986
P.F. Chang's China Bistro, Inc. (a)	100	5,635
Red Robin Gourmet Burgers, Inc. (a)	198,000	10,587,060
Royal Caribbean Cruises Ltd.	511,000	27,818,840
Sonic Corp. (a)	1,372,825	41,871,163
Total Entertainment Restaurant Corp. (a)	100	1,192
		123,873,402
Household Durables - 1.3%
Alba PLC	581,101	7,137,036
Arcelik AS (a)	100	1
Fedders Corp.	100	362
Garmin Ltd.	51	3,103

	Shares	Value (Note 1)
George Wimpey PLC	100	$ 776
Harman International Industries, Inc.	118,400	15,036,800
Hovnanian Enterprises, Inc. Class A (a)	200	9,904
LG Electronics, Inc.	167,270	10,357,427
Makita Corp. sponsored ADR	100	1,775
Rational AG	39,471	3,665,649
Sekisui House Ltd.	877,000	10,222,962
Skyworth Digital Holdings Ltd.	2,052	306
Toll Brothers, Inc. (a)	105,000	7,204,050
William Lyon Homes, Inc. (a)	100	7,024
		53,647,175
Internet & Catalog Retail - 0.2%
1-800-FLOWERS.com, Inc. Class A (a)	200	1,682
Alloy, Inc. (a)	100	807
Audible, Inc. (a)	100	2,605
GSI Commerce, Inc. (a)	100	1,778
Overstock.com, Inc. (a)	100	6,900
Provide Commerce, Inc.	65,200	2,422,180
Rakuten, Inc. (d)	301	343,815
Rakuten, Inc. New (a)(d)	2,709	3,094,338
ValueVision Media, Inc. Class A (a)	100	1,391
		5,875,496
Leisure Equipment & Products - 0.1%
Arctic Cat, Inc.	100	2,652
Asia Optical Co., Inc.	28,718	159,896
Jumbo SA	295,690	2,302,419
Mega Bloks, Inc. (a)	100	1,588
Oakley, Inc.	100	1,275
Polaris Industries, Inc.	200	13,604
SCP Pool Corp.	225	7,178
SHIMANO, Inc.	100	2,856
		2,491,468
Media - 0.6%
Astral Media, Inc. Class A (non-vtg.)	365,800	9,931,470
Chum Ltd. Class B (non-vtg.)	200	4,958
Clear Media Ltd. (a)	243,000	226,656
Cumulus Media, Inc. Class A (a)	100	1,508
E.W. Scripps Co. Class A	100	4,828
Fox Entertainment Group, Inc. Class A (a)	100	3,126
Gemstar-TV Guide International, Inc. (a)	100	592
Getty Images, Inc. (a)	100	6,885
Grupo Televisa SA de CV sponsored ADR	100	6,050
Harris Interactive, Inc. (a)	100	790
Impresa SGPS (a)	100	787
Insignia Systems, Inc. (a)	100	218
JC Decaux SA (a)	100	2,914
Modern Times Group AB (MTG) (B Shares) (a)	100	2,724
Padmalaya Telefilms Ltd. (a)	100	122
Saga Communications, Inc. Class A (a)	100	1,685
Salem Communications Corp. Class A (a)	48,300	1,205,085
SBS Broadcasting SA (a)	100	4,023
Scholastic Corp. (a)	100	3,696
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Media - continued
SKY Perfect Communications, Inc.	5,512	$ 5,973,172
Sogecable SA (a)	100	4,430
Spanish Broadcasting System, Inc. Class A (a)	100	1,056
TiVo, Inc. (a)	100	587
Trader Classified Media NV (A Shares)	100	1,384
Zee Telefilms Ltd.	1,820,140	7,219,538
		24,608,284
Multiline Retail - 0.1%
99 Cents Only Stores (a)	100	1,616
Dollar General Corp.	100	2,077
Dollar Tree Stores, Inc. (a)	100	2,868
Don Quijote Co. Ltd. (d)	113,100	5,774,802
Family Dollar Stores, Inc.	100	3,123
		5,784,486
Specialty Retail - 2.7%
Abercrombie & Fitch Co. Class A	100	4,695
AC Moore Arts & Crafts, Inc. (a)	705,100	20,313,931
Advance Auto Parts, Inc. (a)	200	8,736
Aeropostale, Inc. (a)	100	2,943
Best Buy Co., Inc.	200	11,884
CarMax, Inc. (a)	622,400	19,325,520
Chico's FAS, Inc. (a)	100	4,553
Cost Plus, Inc. (a)	142,700	4,584,951
Esprit Holdings Ltd.	500	3,023
French Connection Group PLC	100	471
Genesco, Inc. (a)	100	3,114
Guitar Center, Inc. (a)	100	5,269
Hot Topic, Inc. (a)	323,883	5,567,549
KOMERI Co. Ltd. (d)	672,100	18,306,737
Michaels Stores, Inc.	200	5,994
Nitori Co. Ltd. (d)	233,050	15,221,171
O'Reilly Automotive, Inc. (a)	100	4,505
Pacific Sunwear of California, Inc. (a)	305,000	6,789,300
Pantaloon Retail India Ltd.	100	1,689
Peacock Group PLC	1,271,844	6,638,792
PETsMART, Inc.	24,000	852,720
Pier 1 Imports, Inc.	100	1,970
RONA, Inc. (a)	100,000	3,400,000
Ross Stores, Inc.	43,900	1,267,393
Sa Sa International Holdings Ltd.	2,000	1,074
Select Comfort Corp. (a)	100	1,794
Sharper Image Corp. (a)	100	1,885
Shimamura Co. Ltd.	100	7,303
TBC Corp. New (a)	100	2,780
The Bombay Company, Inc. (a)	100	553
Tiffany & Co., Inc.	57,100	1,825,487
Tractor Supply Co. (a)	100	3,721

	Shares	Value (Note 1)
Urban Outfitters, Inc. (a)	400	$ 17,760
Williams-Sonoma, Inc. (a)	54,700	1,916,688
		106,105,955
Textiles, Apparel & Luxury Goods - 1.1%
Columbia Sportswear Co. (a)	579,600	34,549,956
Compagnie Financiere Richemont unit	100	3,322
Folli Follie SA	42,980	1,259,378
Gildan Activewear, Inc. Class A (sub. vtg.) (a)	100	3,399
K-Swiss, Inc. Class A	200	5,824
Kenneth Cole Productions, Inc. Class A (sub. vtg.)	100	3,086
NIKE, Inc. Class B	100	9,069
Polo Ralph Lauren Corp. Class A	100	4,260
Quiksilver, Inc. (a)	200	5,958
Ted Baker PLC	945,208	8,761,144
The Swatch Group AG (Bearer)	100	14,647
Timberland Co. Class A (a)	100	6,267
Weyco Group, Inc.	100	4,429
Wolverine World Wide, Inc.	100	3,142
		44,633,881
TOTAL CONSUMER DISCRETIONARY		439,229,218
CONSUMER STAPLES - 7.4%
Beverages - 0.0%
Boston Beer Co., Inc. Class A (a)	100	2,127
Companhia de Bebidas das Americas (AmBev) sponsored ADR	100	2,833
Fomento Economico Mexicano SA de CV sponsored ADR	100	5,261
Grupo Modelo SA de CV Series C	100	275
Hansen Natural Corp. (a)	100	3,641
Jones Soda Co. (a)	95,700	330,165
MGP Ingredients, Inc.	200	1,728
Pernod-Ricard	100	15,288
Tsingtao Brewery Co. Ltd. (H Shares)	1,000	1,010
		362,328
Food & Staples Retailing - 0.4%
Central European Distribution Corp. (a)	150	4,431
Massmart Holdings Ltd.	847,869	6,778,342
Plant Co. Ltd.	120,300	1,820,414
Shinsegae Co. Ltd.	1,390	382,008
Whole Foods Market, Inc.	74,600	7,113,110
		16,098,305
Food Products - 6.3%
Archer-Daniels-Midland Co.	2,678,000	59,746,180
Barry Callebaut AG	23,513	5,839,817
Bunge Ltd.	638,200	36,383,782
Corn Products International, Inc.	713,400	38,209,704
Fresh Del Monte Produce, Inc.	100	2,961
Glanbia PLC	784,887	2,981,268
Green Mountain Coffee Roasters, Inc. (a)	47,993	1,204,624
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Food Products - continued
Hershey Foods Corp.	504,300	$ 28,008,822
Hormel Foods Corp.	100	3,135
IAWS Group PLC (Ireland)	25,450	421,195
Lindt & Spruengli AG	400	5,844,925
Lindt & Spruengli AG (participation certificate)	2,770	3,933,354
McCormick & Co., Inc. (non-vtg.)	496,000	19,145,600
Peet's Coffee & Tea, Inc. (a)	100	2,647
People's Food Holdings Ltd.	10,068,165	9,253,261
PT Indofood Sukses Makmur Tbk	56,655,500	4,889,370
Smithfield Foods, Inc. (a)	1,230,200	36,401,618
SunOpta, Inc. (a)	39,000	279,825
Wimm-Bill-Dann Foods OJSC ADR (a)	65,400	935,874
Wm. Wrigley Jr. Co.	100	6,919
		253,494,881
Household Products - 0.1%
Central Garden & Pet Co. Class A (a)	100	4,174
Godrej Consumer Products Ltd.	178,876	1,237,657
Hindustan Lever Ltd.	104,300	345,818
Kao Corp.	1,000	25,578
Reckitt Benckiser PLC	300	9,062
		1,622,289
Personal Products - 0.6%
Alberto-Culver Co.	150	7,286
Estee Lauder Companies, Inc. Class A	63,300	2,897,241
Hengan International Group Co. Ltd.	12,932,600	8,485,521
Kose Corp.	100	4,393
Natura Cosmeticos SA	166,500	4,858,340
Shiseido Co. Ltd. ADR	459,900	6,645,555
USANA Health Sciences, Inc. (a)	200	6,840
		22,905,176
TOTAL CONSUMER STAPLES		294,482,979
ENERGY - 13.5%
Energy Equipment & Services - 9.7%
BJ Services Co.	648,610	30,186,309
Cal Dive International, Inc. (a)	467,400	19,046,550
Carbo Ceramics, Inc.	100	6,900
Compagnie Generale de Geophysique SA (a)	100	6,884
Cooper Cameron Corp. (a)	317,000	17,057,770
Core Laboratories NV (a)	230,700	5,386,845
FMC Technologies, Inc. (a)	307,500	9,901,500
Global Industries Ltd. (a)	1,530,489	12,687,754
GlobalSantaFe Corp.	692,450	22,927,020
Gulf Island Fabrication, Inc.	211,200	4,610,496
Helmerich & Payne, Inc.	195,600	6,658,224
Hydril Co. (a)	100	4,551
Input/Output, Inc. (a)	1,327,000	11,730,680
Nabors Industries Ltd. (a)	688,800	35,328,552

	Shares	Value (Note 1)
National-Oilwell, Inc. (a)	235,300	$ 8,303,737
Noble Corp. (a)	345,300	17,175,222
NS Group, Inc. (a)	100	2,780
Oceaneering International, Inc. (a)	360,086	13,438,410
Parker Drilling Co. (a)	1,996,800	7,847,424
Pason Systems, Inc.	756,300	23,319,250
Patterson-UTI Energy, Inc.	204,300	3,973,635
Pioneer Drilling Co. (a)	1,190,100	12,008,109
Precision Drilling Corp. (a)	153,300	9,647,680
Pride International, Inc. (a)	565,700	11,619,478
Rowan Companies, Inc. (a)	345,600	8,951,040
Smith International, Inc. (a)	251,090	13,661,807
Superior Energy Services, Inc. (a)	316,900	4,883,429
Transocean, Inc. (a)	524,800	22,246,272
Unit Corp. (a)	356,000	13,602,760
Varco International, Inc. (a)	1,153,848	33,634,655
Veritas DGC, Inc. (a)	100	2,241
Weatherford International Ltd. (a)	139,800	7,171,740
		387,029,704
Oil & Gas - 3.8%
Ashland, Inc.	25,900	1,512,042
Caltex Australia Ltd.	1,004,943	8,538,864
China Petroleum & Chemical Corp. sponsored ADR	100	4,099
Comstock Resources, Inc. (a)	93,100	2,052,855
Golar LNG Ltd. (a)	515,700	7,501,323
Golar LNG Ltd. (Nasdaq) (a)	21,393	318,542
JKX Oil & Gas	91	202
Niko Resources Ltd.	138,000	5,804,050
PetroChina Co. Ltd. sponsored ADR	100	5,369
PetroKazakhstan, Inc. Class A	594,600	22,064,615
Petroleo Brasileiro SA Petrobras sponsored:
ADR	100	3,978
ADR (non-vtg.)	100	3,621
Premcor, Inc.	293,300	12,368,461
Southwestern Energy Co. (a)	780,200	39,548,338
Surgutneftegaz JSC sponsored ADR	100	3,740
Talisman Energy, Inc.	194,500	5,243,396
Tesoro Petroleum Corp. (a)	465,900	14,843,574
Valero Energy Corp.	718,500	32,619,900
World Fuel Services Corp.	31,500	1,568,700
XTO Energy, Inc.	125	4,423
		154,010,092
TOTAL ENERGY		541,039,796
FINANCIALS - 8.3%
Capital Markets - 0.5%
BlackRock, Inc. Class A	100	7,726
Deutsche Bank AG (NY Shares)	13,000	1,157,130
E*TRADE Financial Corp. (a)	100	1,495
Eaton Vance Corp. (non-vtg.)	100	5,215
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Capital Markets - continued
Federated Investors, Inc. Class B (non-vtg.)	100	$ 3,040
International Assets Holding Corp. (a)	100	757
Investors Financial Services Corp.	49,700	2,484,006
Kotak Mahindra Bank Ltd.	439,734	2,912,920
Matsui Securities Co. Ltd.	208,800	7,277,321
Mitsubishi Securities Co. Ltd.	511,700	5,605,071
Nuveen Investments, Inc. Class A	100	3,947
T. Rowe Price Group, Inc.	200	12,440
		19,471,068
Commercial Banks - 3.4%
Banco Itau Holding Financeira SA:
(PN)	900	134,864
sponsored ADR (non-vtg.)	33,900	2,548,263
Bank Austria Creditanstalt AG	201,075	18,139,091
Bank of Baroda	1,220,572	6,874,431
Bank of Fukuoka Ltd. (d)	2,110,000	13,904,618
Bank of India	6,393,456	13,939,951
Bank of Yokohama Ltd.	2,431,000	15,331,700
BOK Financial Corp. (a)	103	5,022
Boston Private Financial Holdings, Inc.	106,100	2,988,837
Canara Bank	401,535	1,973,788
Capitalia Spa	9,229,479	42,205,762
Cathay General Bancorp	20	750
Center Financial Corp., California	20,600	412,412
Commerce Bancorp, Inc., New Jersey	68,400	4,404,960
CVB Financial Corp.	110	2,922
East West Bancorp, Inc.	200	8,392
First Horizon National Corp.	100	4,311
Fulton Financial Corp.	11	256
HDFC Bank Ltd. sponsored ADR	18,100	821,016
Hiroshima Bank Ltd.	389,000	2,058,362
ICICI Bank Ltd. sponsored ADR	5,000	100,750
Irwin Financial Corp.	100	2,839
Lakeland Financial Corp.	100	3,970
M&T Bank Corp.	100	10,784
OTP Bank Rt.	100	3,082
Popular, Inc.	200	5,766
PrivateBancorp, Inc.	200	6,446
State Bancorp, Inc., New York	5	138
State Bank of India	448,533	7,333,644
Sumitomo Trust & Banking Co. Ltd.	1,000	7,234
SunTrust Banks, Inc.	49	3,620
TCF Financial Corp.	200	6,428
Texas Regional Bancshares, Inc. Class A	150	4,902
UCBH Holdings, Inc.	100	4,582
UnionBanCal Corp.	100	6,448
Valley National Bancorp	105	2,903

	Shares	Value (Note 1)
Westcorp	100	$ 4,593
Wintrust Financial Corp.	48,000	2,734,080
		136,001,917
Consumer Finance - 0.0%
American Express Co.	100	5,637
Capital One Financial Corp.	100	8,421
First Cash Financial Services, Inc. (a)	150	4,007
STB Leasing Co. Ltd.	100	1,874
		19,939
Diversified Financial Services - 0.4%
eSpeed, Inc. Class A (a)	100	1,237
Moody's Corp.	54,100	4,698,585
Power Financial Corp.	100	2,666
Principal Financial Group, Inc.	100	4,094
TSX Group, Inc.	244,800	10,952,760
		15,659,342
Insurance - 2.7%
ACE Ltd.	100	4,275
AFLAC, Inc.	2,800	111,552
Arthur J. Gallagher & Co.	100	3,250
Assurant, Inc.	1,232,500	37,652,875
Brown & Brown, Inc.	38,000	1,654,900
Erie Indemnity Co. Class A	100	5,257
Genworth Financial, Inc. Class A	100	2,700
Hilb Rogal & Hobbs Co.	200	7,248
Horace Mann Educators Corp.	100	1,908
MBIA, Inc.	54,600	3,455,088
Mercury General Corp.	28,100	1,683,752
Ohio Casualty Corp. (a)	122,800	2,850,188
Old Republic International Corp.	150	3,795
Progressive Corp.	67,100	5,692,764
Reinsurance Group of America, Inc.	486,100	23,551,545
Scottish Re Group Ltd.	8,100	209,790
StanCorp Financial Group, Inc.	100	8,250
Triad Guaranty, Inc. (a)	100	6,048
UnumProvident Corp.	100	1,794
USI Holdings Corp. (a)	187,500	2,169,375
W.R. Berkley Corp.	618,575	29,178,183
Zenith National Insurance Corp.	300	14,952
		108,269,489
Real Estate - 1.0%
CBL & Associates Properties, Inc.	17,300	1,320,855
Corporate Office Properties Trust (SBI)	147,100	4,317,385
Equity Lifestyle Properties, Inc.	100	3,575
Equity Residential (SBI)	100	3,618
General Growth Properties, Inc.	167,100	6,042,336
Kimco Realty Corp.	226,000	13,105,740
Pan Pacific Retail Properties, Inc.	114,400	7,172,880
Plum Creek Timber Co., Inc.	141,300	5,431,572
United Dominion Realty Trust, Inc. (SBI)	29,200	724,160
Weingarten Realty Investors (SBI)	100	4,010
		38,126,131
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.3%
Doral Financial Corp.	147,800	$ 7,279,150
Golden West Financial Corp., Delaware	79,940	4,909,915
MGIC Investment Corp.	100	6,891
Radian Group, Inc.	100	5,324
Sterling Financial Corp., Washington (a)	110	4,319
W Holding Co., Inc.	156	3,579
Washington Federal, Inc.	110	2,919
		12,212,097
TOTAL FINANCIALS		329,759,983
HEALTH CARE - 15.9%
Biotechnology - 6.5%
Affymetrix, Inc. (a)	190,600	6,966,430
Albany Molecular Research, Inc. (a)	100	1,114
Alnylam Pharmaceuticals, Inc.	100	738
Applera Corp. - Celera Genomics Group (a)	100	1,375
Bachem Holding AG (B Shares)	100	5,744
Celgene Corp. (a)	200	5,306
Charles River Laboratories International, Inc. (a)	1,389,204	63,917,276
Ciphergen Biosystems, Inc. (a)	100	430
CSL Ltd.	19,483	445,872
CytRx Corp. (a)	100	141
deCODE genetics, Inc. (a)	100	781
Dendreon Corp. (a)	100	1,078
Digene Corp. (a)	100	2,615
Exact Sciences Corp. (a)	100	382
Exelixis, Inc. (a)	100	950
Gen-Probe, Inc. (a)	31,900	1,442,199
Genencor International, Inc. (a)	100	1,640
Genentech, Inc. (a)	24,800	1,350,112
Global Bio-Chem Technology Group Co. Ltd.	9,232,000	6,057,431
Harvard Bioscience, Inc. (a)(e)	3,023,047	13,996,708
ImmunoGen, Inc. (a)	139,700	1,234,948
Invitrogen Corp. (a)	1,435,200	96,344,976
Lexicon Genetics, Inc. (a)	100	776
Luminex Corp. (a)	100	888
Martek Biosciences (a)	106,100	5,432,320
Myriad Genetics, Inc. (a)	100	2,251
Neogen Corp. (a)	49,663	1,124,873
Northfield Laboratories, Inc. (a)	100	2,255
ONYX Pharmaceuticals, Inc. (a)	100	3,239
QIAGEN NV (a)	4,857,800	53,192,910
Renovis, Inc.	100	1,438
Sangamo Biosciences, Inc. (a)	100	600
Seattle Genetics, Inc. (a)	100	653
Serologicals Corp. (a)	100	2,212
Sirna Therapeutics, Inc. (a)	100	316

	Shares	Value (Note 1)
Stratagene Corp. (a)	849,600	$ 6,584,400
Strategic Diagnostics, Inc. (a)	792,300	2,773,050
Tanox, Inc. (a)	100	1,520
Telik, Inc. (a)	100	1,914
		260,903,861
Health Care Equipment & Supplies - 2.3%
Advanced Medical Optics, Inc. (a)	100	4,114
Arthrocare Corp. (a)	100	3,206
Bio-Rad Laboratories, Inc. Class A (a)	100	5,737
BioLase Technology, Inc.	100	1,087
Bruker BioSciences Corp. (a)	163	657
Cardiodynamics International Corp. (a)	100	517
Chromavision Medical Systems, Inc. (a)	100	216
Cooper Companies, Inc.	100	7,059
Cyberonics, Inc. (a)	200	4,144
Cytyc Corp. (a)	100	2,757
Diagnostic Products Corp.	100	5,505
Edwards Lifesciences Corp. (a)	307,700	12,695,702
Epix Pharmaceuticals, Inc. (a)	122,400	2,192,184
IDEXX Laboratories, Inc. (a)	100	5,459
Illumina, Inc. (a)	356,400	3,378,672
INAMED Corp. (a)	150	9,488
Integra LifeSciences Holdings Corp. (a)	64,700	2,389,371
Intuitive Surgical, Inc. (a)	47,800	1,912,956
Kinetic Concepts, Inc.	20,300	1,548,890
Matthews International Corp. Class A	100	3,680
Meridian Bioscience, Inc.	135,350	2,353,737
Merit Medical Systems, Inc. (a)	133	2,037
Millipore Corp. (a)	255,900	12,746,379
Mine Safety Appliances Co.	300	15,210
Molecular Devices Corp. (a)	74,580	1,499,058
Ocular Sciences, Inc. (a)	46,300	2,269,163
Orthologic Corp. (a)	100,600	628,750
Osteotech, Inc. (a)	100	550
PolyMedica Corp.	200	7,458
Possis Medical, Inc. (a)	100	1,348
Sonic Innovations, Inc. (a)	151,300	630,921
SonoSight, Inc. (a)	100	3,395
Synovis Life Technologies, Inc. (a)	100	1,081
Synthes, Inc.	100	11,190
Thermo Electron Corp. (a)	265,200	8,006,388
Thoratec Corp. (a)	100	1,042
Varian, Inc. (a)	100	4,101
Ventana Medical Systems, Inc. (a)	19,200	1,228,608
Waters Corp. (a)	851,120	39,823,905
Wilson Greatbatch Technologies, Inc. (a)	800	17,936
Young Innovations, Inc.	100	3,373
Zimmer Holdings, Inc. (a)	100	8,012
Zoll Medical Corp. (a)	100	3,440
		93,438,483
Health Care Providers & Services - 5.6%
Advisory Board Co. (a)	100	3,688
Aetna, Inc.	216,200	26,970,950
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
AMERIGROUP Corp. (a)	100	$ 7,566
Andrx Corp. (a)	100	2,183
Caremark Rx, Inc. (a)	1,133,806	44,705,971
Centene Corp. (a)	100	2,835
Cerner Corp. (a)(d)	67,717	3,600,513
Community Health Systems, Inc. (a)	275,200	7,672,576
Covance, Inc. (a)	631,900	24,486,125
Coventry Health Care, Inc. (a)	50	2,654
Dynacq Healthcare, Inc. (a)(d)	100	480
Eclipsys Corp. (a)	100	2,043
Evotec OAI AG (a)	100	357
Gambro AB (A Shares)	100	1,426
Health Management Associates, Inc. Class A	100	2,272
HealthExtras, Inc. (a)	203,200	3,312,160
Humana, Inc. (a)	255,300	7,579,857
ICON PLC sponsored ADR (a)	335,326	12,960,350
IDX Systems Corp. (a)	100	3,446
IMS Health, Inc.	1,303,600	30,256,556
iSoft Group PLC	35	232
Lifeline Systems, Inc. (a)	155,900	4,015,984
Merge Technologies, Inc. (a)	100	2,225
Molina Healthcare, Inc. (a)	150,857	6,996,748
NDCHealth Corp.	100	1,859
OCA, Inc. (a)	100	635
Odyssey Healthcare, Inc. (a)	200	2,736
Omnicare, Inc.	138,650	4,800,063
PAREXEL International Corp. (a)	411,300	8,349,390
Pediatrix Medical Group, Inc. (a)	100	6,405
Pharmaceutical Product Development, Inc. (a)	438,700	18,113,923
ProxyMed, Inc. (a)	181,142	1,778,814
Quest Diagnostics, Inc.	200	19,110
Renal Care Group, Inc. (a)	150	5,399
ResCare, Inc. (a)	1,188,803	18,093,582
TriZetto Group, Inc. (a)	100	950
VCA Antech, Inc. (a)	80,900	1,585,640
WebMD Corp. (a)	100	816
WellPoint, Inc. (a)	200	23,000
		225,371,519
Pharmaceuticals - 1.5%
Able Laboratories, Inc. (a)	100	2,275
Allergan, Inc.	100	8,107
American Pharmaceutical Partners, Inc. (a)	150	5,612
Bentley Pharmaceuticals, Inc. (a)	9,200	98,900
Caraco Pharmaceutical Laboratories Ltd. (a)	100	955
Cipla Ltd.	50,500	371,073
Connetics Corp. (a)	416,700	10,121,643
Dr. Reddy's Laboratories Ltd. ADR	186,900	3,706,227

	Shares	Value (Note 1)
Endo Pharmaceuticals Holdings, Inc. (a)	200	$ 4,204
Hi-Tech Pharmacal Co., Inc. (a)	100	1,844
Impax Laboratories, Inc. (a)	100	1,588
KV Pharmaceutical Co. Class A (a)	150	3,308
Merck KGaA	293,321	20,141,931
Nektar Therapeutics (a)	100	2,024
Ranbaxy Laboratories Ltd. sponsored GDR	270,300	7,868,433
Roche Holding AG:
ADR (a)	10,600	1,217,728
(participation certificate)	60,543	6,917,986
Salix Pharmaceuticals Ltd. (a)	150	2,639
Schering-Plough Corp.	344,000	7,182,720
SuperGen, Inc. (a)	100	705
Warner Chilcott PLC ADR	100	6,531
		57,666,433
TOTAL HEALTH CARE		637,380,296
INDUSTRIALS - 11.2%
Aerospace & Defense - 1.3%
Ceradyne, Inc. (a)	150	8,582
Cubic Corp.	100	2,517
DRS Technologies, Inc. (a)	230,000	9,823,300
EDO Corp.	180,400	5,727,700
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	100	3,344
General Dynamics Corp.	100	10,460
L-3 Communications Holdings, Inc.	478,800	35,067,312
Rockwell Collins, Inc.	100	3,944
		50,647,159
Air Freight & Logistics - 0.4%
Business Post Group PLC	100	1,195
C.H. Robinson Worldwide, Inc.	44,950	2,495,624
CNF, Inc.	100	5,010
Dynamex, Inc. (a)	80	1,482
Expeditors International of Washington, Inc.	33,700	1,883,156
Forward Air Corp. (a)	100	4,470
Hub Group, Inc. Class A (a)	193,420	10,100,392
		14,491,329
Airlines - 0.0%
Southwest Airlines Co.	100	1,628
Building Products - 0.2%
American Woodmark Corp.	200	8,736
Quixote Corp.	100	2,033
Simpson Manufacturing Co. Ltd.	78,800	2,750,120
Trex Co., Inc. (a)	69,800	3,660,312
Wienerberger AG	100	4,768
		6,425,969
Commercial Services & Supplies - 2.8%
Apollo Group, Inc. Class A (a)	311	25,101
Benesse Corp.	100	3,505
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Bennett Environmental, Inc. (a)	167,100	$ 593,205
Bright Horizons Family Solutions, Inc. (a)	613,097	39,704,162
Bunzl PLC	101	842
Career Education Corp. (a)	100	4,000
ChoicePoint, Inc. (a)	350,500	16,119,495
Coinstar, Inc. (a)	100	2,683
Concorde Career Colleges, Inc. (a)	100	2,030
Corporate Executive Board Co.	100	6,694
CoStar Group, Inc. (a)	100	4,618
Dun & Bradstreet Corp. (a)	100	5,965
Education Management Corp. (a)	47,300	1,561,373
Fullcast Co. Ltd. (d)	5,184	14,828,781
Gevity HR, Inc.	100	2,056
GFK AG	20	777
Intertek Group PLC	100	1,353
Ionics, Inc. (a)(d)	666,900	28,903,446
ITE Group PLC	100	166
ITT Educational Services, Inc. (a)	100	4,755
Labor Ready, Inc. (a)	100	1,692
National Research Corp. (a)	100	1,615
PICO Holdings, Inc. (a)	100	2,077
Princeton Review, Inc. (a)	609,587	3,748,960
Ritchie Brothers Auctioneers, Inc.	200	6,612
Robert Half International, Inc.	100	2,943
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	91	63,611
Stericycle, Inc. (a)	100	4,595
Tele Atlas NV (a)	100	1,205
Tetra Tech, Inc. (a)	74	1,239
The Brink's Co.	54,600	2,157,792
Universal Technical Institute, Inc.	85,900	3,274,508
		111,041,856
Construction & Engineering - 1.6%
Arcadis NV	9,700	180,272
Arcadis NV	6,600	121,559
Chicago Bridge & Iron Co. NV (NY Shares)	302,800	12,112,000
Dycom Industries, Inc. (a)	591,900	18,064,788
EMCOR Group, Inc. (a)	100	4,518
Fluor Corp.	301,500	16,434,765
Foster Wheeler Ltd. (a)	294,331	4,671,033
Jacobs Engineering Group, Inc. (a)	288,800	13,801,752
		65,390,687
Electrical Equipment - 0.5%
AstroPower, Inc. (a)	100	1
Baldor Electric Co.	80,900	2,227,177
BYD Co. Ltd. (H Shares)	174,500	462,472
Crompton Greaves Ltd.	144,396	995,414
Fujikura Ltd.	1,000	4,608
II-VI, Inc. (a)	100	4,249

	Shares	Value (Note 1)
Rockwell Automation, Inc.	306,900	$ 15,206,895
Roper Industries, Inc.	38,700	2,351,799
		21,252,615
Industrial Conglomerates - 0.1%
Teleflex, Inc.	77,700	4,035,738
Machinery - 3.6%
AGCO Corp. (a)	2,106,400	46,109,096
CNH Global NV	512,000	9,917,440
CUNO, Inc. (a)	117,600	6,985,440
Donaldson Co., Inc.	200	6,516
Dover Corp.	14,600	612,324
Flowserve Corp. (a)	962,700	26,512,758
Gardner Denver, Inc. (a)	64,400	2,337,076
Graco, Inc.	668,700	24,975,945
Harsco Corp.	177,200	9,877,128
Heidelberger Druckmaschinen AG (a)	124,900	4,235,827
Illinois Tool Works, Inc.	100	9,268
Koyo Seiko Co. Ltd.	1,000	14,078
Middleby Corp.	100	5,072
PACCAR, Inc.	150	12,072
Toshiba Machine Co. Ltd.	1,000	4,383
Trinity Industries, Inc.	4,900	166,992
Wabash National Corp. (a)	100	2,693
Wabtec Corp.	198,700	4,236,284
Watts Water Technologies, Inc. Class A	105,800	3,410,992
Zenon Environmental, Inc. (a)	345,300	6,747,738
		146,179,122
Marine - 0.1%
Alexander & Baldwin, Inc.	90,349	3,832,605
Road & Rail - 0.4%
Burlington Northern Santa Fe Corp.	207,700	9,826,287
Guangshen Railway Co. Ltd. sponsored ADR	100	2,047
Heartland Express, Inc.	150	3,371
Knight Transportation, Inc.	150	3,720
Landstar System, Inc. (a)	22,100	1,627,444
Norfolk Southern Corp.	124,900	4,520,131
Old Dominion Freight Lines, Inc. (a)	150	5,220
		15,988,220
Trading Companies & Distributors - 0.2%
Fastenal Co.	200	12,312
MSC Industrial Direct Co., Inc. Class A	267,300	9,617,454
Richelieu Hardware Ltd.	100	1,831
		9,631,597
Transportation Infrastructure - 0.0%
Sea Containers Ltd. Class B	7,900	153,260
TOTAL INDUSTRIALS		449,071,785
INFORMATION TECHNOLOGY - 9.1%
Communications Equipment - 0.8%
Arris Group, Inc. (a)	100	704
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Avaya, Inc. (a)	2,900	$ 49,880
Black Box Corp.	100	4,802
Comtech Telecommunications Corp. (a)	100	3,761
NETGEAR, Inc. (a)(d)	548,100	9,969,939
Option NV (a)	90	3,229
Plantronics, Inc.	139,900	5,801,653
Polycom, Inc. (a)	200	4,664
Research In Motion Ltd. (a)	53,200	4,379,247
SafeNet, Inc. (a)	86,601	3,181,721
Tandberg ASA	681,000	8,446,555
		31,846,155
Computers & Peripherals - 0.0%
Applied Films Corp. (a)	100	2,156
Compal Electronics, Inc.	1,072	1,069
Gemplus International SA ADR (a)	100	466
iCAD, Inc. (a)	100	447
Intergraph Corp. (a)	100	2,693
M-Systems Flash Disk Pioneers Ltd. (a)	900	17,748
Moser-Baer India Ltd.	200	1,083
Network Appliance, Inc. (a)	100	3,322
Overland Storage, Inc. (a)	100	1,669
Psion PLC	100	103
Stratasys, Inc. (a)	150	5,034
Synaptics, Inc. (a)	100	3,058
		38,848
Electronic Equipment & Instruments - 3.2%
Brightpoint, Inc. (a)	150	2,931
CDW Corp.	173,492	11,511,194
CellStar Corp. (a)	100	445
Cogent, Inc.	200	6,600
Cognex Corp.	100	2,790
Dionex Corp. (a)	108,200	6,131,694
Elec & Eltek International Co. Ltd.	1,613,000	4,580,920
Excel Technology, Inc. (a)	100	2,600
Fargo Electronics, Inc. (a)	100	1,499
FLIR Systems, Inc. (a)	89,245	5,692,939
Global Imaging Systems, Inc. (a)	100	3,950
Hon Hai Precision Industries Co. Ltd.	8,750,800	40,464,536
I. D. Systems Inc. (a)	100	1,866
Iteris, Inc. (a)	100	345
Itron, Inc. (a)	100	2,391
Keyence Corp.	19,700	4,415,816
Landauer, Inc.	100	4,570
Measurement Specialties, Inc. (a)	100	2,546
Metrologic Instruments, Inc. (a)	200	4,250
Mettler-Toledo International, Inc. (a)	259,800	13,330,338
MTS Systems Corp.	100	3,381
National Instruments Corp.	100	2,725
Robotic Vision Systems, Inc. (a)	100	77

	Shares	Value (Note 1)
ScanSource, Inc. (a)	100	$ 6,216
Symbol Technologies, Inc.	2,551,600	44,142,680
Universal Display Corp. (a)	100	900
Yageo Corp. sponsored GDR (a)	100	170
		130,320,369
Internet Software & Services - 1.0%
Akamai Technologies, Inc. (a)	100	1,303
aQuantive, Inc. (a)	218,811	1,956,170
Ask Jeeves, Inc. (a)	100	2,675
Bankrate, Inc. (a)	100	1,385
Blue Coat Systems, Inc. (a)	100	1,861
Digital Impact, Inc. (a)	100	142
Digital River, Inc. (a)	101,802	4,235,981
DoubleClick, Inc. (a)	100	778
EarthLink, Inc. (a)	100	1,152
FindWhat.com (a)	100	1,773
Homestore, Inc. (a)	100	303
InfoSpace, Inc. (a)	100	4,755
iPass, Inc. (a)	100	740
iVillage, Inc. (a)	100	618
LookSmart Ltd. (a)	100	219
Neoforma, Inc. (a)	100	769
Net2Phone, Inc. (a)	100	340
Netease.com, Inc. sponsored ADR (a)	100	5,283
NIC, Inc. (a)	10	51
Open Text Corp. (a)	100	2,008
RealNetworks, Inc. (a)	1,440,109	9,533,522
Sina Corp. (a)	100	3,206
Sohu.com, Inc. (a)(d)	39,000	690,690
SonicWALL, Inc. (a)	100	632
ValueClick, Inc. (a)	100	1,333
VeriSign, Inc. (a)	686,300	23,004,776
WebEx Communications, Inc. (a)	100	2,378
Websense, Inc. (a)	27,400	1,389,728
		40,844,571
IT Services - 1.1%
Affiliated Computer Services, Inc. Class A (a)	623,900	37,552,541
Alliance Data Systems Corp. (a)	100	4,748
Anteon International Corp. (a)	100	4,186
DST Systems, Inc. (a)	600	31,272
Global Payments, Inc.	100	5,854
Hewitt Associates, Inc. Class A (a)	100	3,201
iGate Corp. (a)	100	405
Infocrossing, Inc. (a)	100	1,693
Infosys Technologies Ltd. sponsored ADR	200	13,862
infoUSA, Inc. (a)	100	1,119
Lionbridge Technologies, Inc. (a)	874,300	5,875,296
Maximus, Inc. (a)	100	3,112
Satyam Computer Services Ltd.	100	949
StarTek, Inc.	100	2,845
SunGard Data Systems, Inc. (a)	200	5,666
Syntel, Inc.	100	1,754
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
IT Services - continued
The BISYS Group, Inc. (a)	100	$ 1,645
TietoEnator Oyj	100	3,174
Total System Services, Inc.	100	2,430
Tyler Technologies, Inc. (a)	100	836
		43,516,588
Office Electronics - 0.3%
Neopost SA	2,200	170,708
Zebra Technologies Corp. Class A (a)	218,125	12,276,075
		12,446,783
Semiconductors & Semiconductor Equipment - 1.3%
Agere Systems, Inc. Class A (a)	100	137
Analog Devices, Inc.	49,700	1,834,924
ARM Holdings PLC sponsored ADR	100	617
ASM Pacific Technology Ltd.	500	1,801
Cabot Microelectronics Corp. (a)	289,900	11,610,495
Cree, Inc. (a)	46,100	1,847,688
Hi/fn, Inc. (a)	8	74
International Rectifier Corp. (a)	15,700	699,749
KLA-Tencor Corp. (a)	31,500	1,467,270
Linear Technology Corp.	100	3,876
Marvell Technology Group Ltd. (a)	200	7,094
NVIDIA Corp. (a)	917,300	21,611,588
Omnivision Technologies, Inc. (a)	400	7,340
Pixelworks, Inc. (a)	100	1,134
PLX Technology, Inc. (a)	100	1,040
Silicon Image, Inc. (a)	100	1,646
Skyworks Solutions, Inc. (a)	389,700	3,674,871
Varian Semiconductor Equipment Associates, Inc. (a)	206,900	7,624,265
Zoran Corp. (a)	100	1,158
		50,396,767
Software - 1.4%
Adobe Systems, Inc.	75,300	4,724,322
Altiris, Inc. (a)	100	3,543
Bottomline Technologies, Inc. (a)	11	159
Cadence Design Systems, Inc. (a)	100	1,381
CCC Information Services Group, Inc. (a)	100	2,221
Citrix Systems, Inc. (a)	100	2,453
DATATRAK International, Inc. (a)	100	1,113
Digimarc Corp. (a)	100	932
Electronic Arts, Inc. (a)	100	6,168
FactSet Research Systems, Inc.	100	5,844
FileNET Corp. (a)	100	2,576
Hyperion Solutions Corp. (a)	100	4,662
Informatica Corp. (a)	100	812
Intuit, Inc. (a)	132,800	5,844,528
JAMDAT Mobile, Inc.	100	2,065
Macromedia, Inc. (a)	100	3,112
Macrovision Corp. (a)	389,944	10,029,360
Manhattan Associates, Inc. (a)	100	2,388

	Shares	Value (Note 1)
MRO Software, Inc. (a)	100	$ 1,302
Napster, Inc. (a)	100	940
NAVTEQ Corp.	100	4,636
NDS Group PLC sponsored ADR (a)	100	3,408
Open Solutions, Inc. (a)	437,209	11,349,946
Plato Learning, Inc. (a)	100	745
Quality Systems, Inc. (a)	100	5,980
Renaissance Learning, Inc.	70	1,299
RSA Security, Inc. (a)	100,687	2,019,781
Salesforce.com, Inc.	60,000	1,016,400
ScanSoft, Inc. (a)	100	419
SERENA Software, Inc. (a)	100	2,164
Symantec Corp. (a)	100	2,576
Synopsys, Inc. (a)	325,800	6,392,196
TALX Corp.	83,200	2,145,728
Temenos Group AG (a)	100	922
THQ, Inc. (a)	313,900	7,200,866
TIBCO Software, Inc. (a)	100	1,334
Vastera, Inc. (a)	667,400	1,755,262
Visual Networks, Inc. (a)	767,308	2,670,232
WatchGuard Technologies, Inc. (a)	10	44
		55,213,819
TOTAL INFORMATION TECHNOLOGY		364,623,900
MATERIALS - 18.4%
Chemicals - 1.9%
American Vanguard Corp.	150	5,517
Asian Paints India Ltd.	45,800	338,920
Balchem Corp.	100	3,469
Cambrex Corp.	100	2,710
Ecolab, Inc. (d)	509,300	17,891,709
Headwaters, Inc. (a)	100	2,850
K&S AG	59,500	3,155,946
Lonza Group AG	10	562
Minerals Technologies, Inc.	34,200	2,281,140
Monsanto Co.	178,300	9,904,565
Mosaic Co. (a)	117,900	1,924,128
Nitto Denko Corp.	181,200	9,941,853
NOVA Chemicals Corp.	251,500	11,883,375
Novozymes AS Series B	100	5,071
Olin Corp.	104,900	2,309,898
Potash Corp. of Saskatchewan	100	8,313
Praxair, Inc.	47,000	2,075,050
Quaker Chemical Corp.	100	2,484
Sasa Dupont Sabanci Polyester Sanayi AS (a)	1,000	1
Sinopec Beijing Yanhua Petrochemical Co. Ltd. sponsored ADR	100	2,337
Sinopec Shanghai Petrochemical Co. Ltd.:
(H Shares)	2,000	746
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Chemicals - continued
Sinopec Shanghai Petrochemical Co. Ltd.: - continued
sponsored ADR (d)	125,400	$ 4,677,420
Tosoh Corp.	1,859,500	8,368,930
		74,786,994
Construction Materials - 0.0%
Cemex SA de CV sponsored ADR	104	3,788
Florida Rock Industries, Inc.	150	8,930
Vulcan Materials Co.	13,000	709,930
		722,648
Containers & Packaging - 0.4%
Essel Propack Ltd.	13,700	84,069
Packaging Corp. of America	565,300	13,312,815
Silgan Holdings, Inc.	40,500	2,468,880
		15,865,764
Metals & Mining - 15.8%
Agnico-Eagle Mines Ltd.	1,180,230	16,247,833
Agnico-Eagle Mines Ltd. warrants 11/14/07 (a)	23,350	64,446
Aleris International, Inc. (a)	100	1,692
Arch Coal, Inc.	365,400	12,986,316
Barrick Gold Corp.	100	2,417
BHP Billiton Ltd. sponsored ADR	15,500	372,310
BlueScope Steel Ltd.	1,037,200	6,694,919
Brush Engineered Materials, Inc. (a)	100	1,850
Compania de Minas Buenaventura SA sponsored ADR	1,105,300	25,311,370
CONSOL Energy, Inc.	763,900	31,358,095
Dofasco, Inc.	100	3,783
Falconbridge Ltd.	225,900	5,854,575
FNX Mining Co., Inc. (a)	164,300	709,228
Freeport-McMoRan Copper & Gold, Inc. Class B	1,273,800	48,697,374
Gibraltar Industries, Inc.	106,400	2,513,168
Glamis Gold Ltd. (a)	129,400	2,217,053
Goldcorp, Inc.	50,000	752,500
Golden Star Resources Ltd. (a)	250,000	1,004,167
Harmony Gold Mining Co. Ltd.	1,049,100	9,725,158
High River Gold Mines Ltd. (a)	1,989,600	3,034,140
Inco Ltd. (a)	100	3,667
Inmet Mining Corp. (a)	712,800	12,794,760
International Steel Group, Inc.	2,500	101,400
IPSCO, Inc.	1,165,900	55,681,441
Ivanhoe Mines Ltd. (a)	90,500	652,354
Kinross Gold Corp. (a)	4,204,866	29,609,265
Massey Energy Co.	289,794	10,128,300
Meridian Gold, Inc. (a)	100	1,895
Newmont Mining Corp.	2,267,580	100,703,207
Nippon Steel Corp.	3,401,000	8,333,994

	Shares	Value (Note 1)
Noranda, Inc.	100	$ 1,755
Nucor Corp. (d)	1,866,700	97,703,078
Peabody Energy Corp.	233,400	18,884,394
Phelps Dodge Corp.	89,200	8,823,664
Placer Dome, Inc.	100	1,882
POSCO sponsored ADR	100	4,453
Ryerson Tull, Inc.	100	1,575
Schnitzer Steel Industries, Inc. Class A	150	5,090
Steel Dynamics, Inc.	1,728,994	65,494,293
Teck Cominco Ltd. Class B (sub. vtg.) (d)	1,118,800	34,421,747
United States Steel Corp.	354,300	18,157,875
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)	203,000	4,115,030
Worthington Industries, Inc.	3,200	62,656
Xstrata PLC	100	1,789
		633,241,958
Paper & Forest Products - 0.3%
International Forest Products (Interfor) Class A (a)	9,100	52,325
Lee & Man Paper Manufacturing Ltd.	6,792,000	5,548,734
MAXXAM, Inc. (a)	100	3,260
Sino-Forest Corp. (a)	2,545,700	7,276,459
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	250	4,050
		12,884,828
TOTAL MATERIALS		737,502,192
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 0.8%
Covad Communications Group, Inc. (a)	2,491,761	5,357,286
General Communications, Inc. Class A (a)	100	1,104
Golden Telecom, Inc.	100	2,642
Hungarian Telephone & Cable Corp. (a)	100	1,440
Philippine Long Distance Telephone Co. (a)	100	2,421
Philippine Long Distance Telephone Co. sponsored ADR (a)(d)	425,600	10,610,208
PT Indosat Tbk sponsored ADR	100	3,118
PT Telkomunikasi Indonesia Tbk sponsored ADR	722,300	15,182,746
		31,160,965
Wireless Telecommunication Services - 1.1%
America Movil SA de CV sponsored ADR	224,300	11,742,105
Boston Communications Group, Inc. (a)	100	924
MTN Group Ltd.	2,253,716	17,305,369
Nextel Communications, Inc. Class A (a)	100	3,000
Nextel Partners, Inc. Class A (a)	100	1,954
NII Holdings, Inc. (a)	349,008	16,560,430
Telemig Celular Participacoes SA ADR	100	2,823
		45,616,605
TOTAL TELECOMMUNICATION SERVICES		76,777,570
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - 0.0%
Electric Utilities - 0.0%
FPL Group, Inc.	100	$ 7,475
PPL Corp.	100	5,328
		12,803
Multi-Utilities & Unregulated Power - 0.0%
Public Service Enterprise Group, Inc.	100	5,177
TOTAL UTILITIES		17,980
TOTAL COMMON STOCKS (Cost $2,720,027,228)		3,869,885,699
Nonconvertible Preferred Stocks - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Porsche AG (non-vtg.)	100	63,690
Household Durables - 0.0%
Fedders Corp. Series A, 8.60%	5	120
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $58,459)		63,810
Money Market Funds - 4.0%

Fidelity Cash Central Fund, 2.24% (b)	99,587,186	99,587,186
Fidelity Securities Lending Cash Central Fund, 2.23% (b)(c)	59,013,966	59,013,966
TOTAL MONEY MARKET FUNDS (Cost $158,601,152)		158,601,152
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $2,878,686,839)	4,028,550,661
NET OTHER ASSETS - (0.7)%	(28,308,362)
NET ASSETS - 100%	$ 4,000,242,299
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	72.7%
Canada	7.1%
Japan	3.9%
Netherlands	1.9%
India	1.5%
Bermuda	1.2%
Cayman Islands	1.1%
Italy	1.1%
Taiwan	1.0%
Others (individually less than 1%)	8.5%
100.0%

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bright Horizons Family Solutions, Inc.	$ 28,782,600	$ -	$ 4,594,980	$ -	$ -
Foster Wheeler Ltd.	-	3,915,209	-	-	-
Harvard Bioscience, Inc.	24,939,580	1,612,609	1,104,712	-	13,996,708
IMPCO Technologies, Inc.	1,771,032	8,777,717	791,283	-	11,373,320
Total	$ 55,493,212	$ 14,305,535	$ 6,490,975	$ -	$ 25,370,028
Income Tax Information
The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended December 31, 2004, $68,763,000 or, if different, the net capital gain of such year.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products Fund: Mid Cap Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets
Investment in securities, at value (including securities loaned of $57,253,994) (cost $2,878,686,839) - See accompanying schedule		$ 4,028,550,661
Cash		118,202
Foreign currency held at value (cost $9,142,039)		9,609,981
Receivable for investments sold		41,707,554
Receivable for fund shares sold		2,072,663
Dividends receivable		2,016,209
Interest receivable		213,204
Prepaid expenses		11,603
Other receivables		214,767
Total assets		4,084,514,844

Liabilities
Payable for investments purchased	$ 19,788,804
Payable for fund shares redeemed	1,032,969
Accrued management fee	1,840,389
Distribution fees payable	506,394
Other affiliated payables	310,760
Other payables and accrued expenses	1,779,263
Collateral on securities loaned, at value	59,013,966
Total liabilities		84,272,545

Net Assets		$ 4,000,242,299
Net Assets consist of:
Paid in capital		$ 2,787,744,560
Undistributed net investment income		68,191
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		63,335,377
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,149,094,171
Net Assets		$ 4,000,242,299

Initial Class: Net Asset Value, offering price and redemption price per share ($979,532,916 ÷ 32,457,007 shares)		$ 30.18

Service Class: Net Asset Value, offering price and redemption price per share ($819,411,575 ÷ 27,246,677 shares)		$ 30.07

Service Class 2: Net Asset Value, offering price and redemption price per share ($2,201,297,808 ÷ 73,675,095 shares)		$ 29.88

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$ 19,986,604
Interest		811,862
Security lending		749,362
Total income		21,547,828

Expenses
Management fee	$ 17,263,105
Transfer agent fees	2,044,982
Distribution fees	4,605,289
Accounting and security lending fees	941,481
Non-interested trustees' compensation	15,949
Custodian fees and expenses	426,013
Audit	52,412
Legal	6,596
Interest	709
Miscellaneous	576,544
Total expenses before reductions	25,933,080
Expense reductions	(742,557)	25,190,523
Net investment income (loss)		(3,642,695)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain of $2,737,245 from affiliated issuers)	195,588,243
Foreign currency transactions	(153,730)
Total net realized gain (loss)		195,434,513
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $918,145)	535,771,834
Assets and liabilities in foreign currencies	481,551
Total change in net unrealized appreciation (depreciation)		536,253,385
Net gain (loss)		731,687,898
Net increase (decrease) in net assets resulting from operations		$ 728,045,203

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products Fund: Mid Cap Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003 A
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (3,642,695)	$ (2,294,177)
Net realized gain (loss)	195,434,513	29,542,718
Change in net unrealized appreciation (depreciation)	536,253,385	575,223,419
Net increase (decrease) in net assets resulting from operations	728,045,203	602,471,960
Distributions to shareholders from net investment income	-	(5,082,393)
Share transactions - net increase (decrease)	835,964,194	440,089,337
Total increase (decrease) in net assets	1,564,009,397	1,037,478,904

Net Assets
Beginning of period	2,436,232,902	1,398,753,998
End of period (including undistributed net investment income of $68,191 and undistributed net investment income of $76,412, respectively)	$ 4,000,242,299	$ 2,436,232,902
Other Information:
Share Transactions	Year ended December 31, 2004
	Initial Class	Service Class	Service Class 2
Shares Sold	7,712,308	4,751,291	29,867,543
Reinvested	-	-	-
Redeemed	(3,341,075)	(1,581,671)	(5,307,215)
Net increase (decrease)	4,371,233	3,169,620	24,560,328

Dollars Sold	$ 203,215,754	$ 122,478,823	$ 766,867,153
Reinvested	-	-	-
Redeemed	(83,674,683)	(40,224,756)	(132,698,097)
Net increase (decrease)	$ 119,541,071	$ 82,254,067	$ 634,169,056

Share Transactions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
Shares Sold	4,434,612	4,691,539	24,537,608
Reinvested	131,528	76,717	95,288
Redeemed	(5,011,471)	(2,353,097)	(5,472,778)
Net increase (decrease)	(445,331)	2,415,159	19,160,118

Dollars Sold	$ 95,795,053	$ 94,175,028	$ 482,784,357
Reinvested	2,207,036	1,285,007	1,590,350
Redeemed	(89,867,137)	(43,168,976)	(104,711,381)
Net increase (decrease)	$ 8,134,952	$ 52,291,059	$ 379,663,326

Distributions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
From net investment income	$ 2,207,036	$ 1,285,007	$ 1,590,350

A Certain amounts have been reclassified. See Note 1 of Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2004	2003F	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 24.16	$ 17.51	$ 19.60	$ 20.26	$ 15.25
Income from Investment Operations
Net investment income (loss)C	.01	-E	.09	.20	.19
Net realized and unrealized gain (loss)	6.01	6.73	(2.00)	(.86)	4.95
Total from investment operations	6.02	6.73	(1.91)	(.66)	5.14
Distributions from net investment income	-	(.08)	(.18)	-	(.08)
Distributions in excess of net realized gain	-	-	-	-	(.05)
Total distributions	-	(.08)	(.18)	-	(.13)
Net asset value, end of period	$ 30.18	$ 24.16	$ 17.51	$ 19.60	$ 20.26
Total ReturnA, B	24.92%	38.64%	(9.82)%	(3.26)%	33.78%
Ratios to Average Net AssetsD
Expenses before expense reductions	.71%	.70%	.70%	.69%	.74%
Expenses net of voluntary waivers, if any	.71%	.70%	.70%	.69%	.74%
Expenses net of all reductions	.68%	.68%	.63%	.62%	.69%
Net investment income (loss)	.03%	-%	.51%	1.06%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 979,533	$ 678,480	$ 499,557	$ 574,934	$ 589,026
Portfolio turnover rate	55%	51%	135%	144%	245%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decrease in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain (loss). The ratio of net investment loss to average net assets decreased from (0.04)% to 0.00%. The reclassification had no impact on total net assets or total return of the class.

Financial Highlights - Service Class

Years ended December 31,	2004	2003E	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 24.10	$ 17.46	$ 19.54	$ 20.22	$ 15.24
Income from Investment Operations
Net investment income (loss)C	(.02)	(.02)	.08	.18	.17
Net realized and unrealized gain (loss)	5.99	6.72	(2.00)	(.86)	4.93
Total from investment operations	5.97	6.70	(1.92)	(.68)	5.10
Distributions from net investment income	-	(.06)	(.16)	-	(.07)
Distributions in excess of net realized gain	-	-	-	-	(.05)
Total distributions	-	(.06)	(.16)	-	(.12)
Net asset value, end of period	$ 30.07	$ 24.10	$ 17.46	$ 19.54	$ 20.22
Total ReturnA, B	24.77%	38.52%	(9.90)%	(3.36)%	33.54%
Ratios to Average Net AssetsD
Expenses before expense reductions	.81%	.80%	.80%	.79%	.84%
Expenses net of voluntary waivers, if any	.81%	.80%	.80%	.79%	.84%
Expenses net of all reductions	.78%	.78%	.73%	.72%	.79%
Net investment income (loss)	(.07)%	(.10)%	.41%	.96%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 819,412	$ 580,179	$ 378,264	$ 366,665	$ 282,941
Portfolio turnover rate	55%	51%	135%	144%	245%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decrease in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain (loss). The ratio of net investment loss to average net assets decreased from (0.14)% to (0.10)%. The reclassification had no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products Fund: Mid Cap Portfolio
Financial Statements - continued

Financial Highlights - Service Class 2

Years ended December 31,	2004	2003 F	2002	2001	2000D
Selected Per-Share Data
Net asset value, beginning of period	$ 23.98	$ 17.39	$ 19.49	$ 20.20	$ 14.82
Income from Investment Operations
Net investment income (loss)C	(.06)	(.05)	.05	.15	.14
Net realized and unrealized gain (loss)	5.96	6.69	(1.99)	(.86)	5.35
Total from investment operations	5.90	6.64	(1.94)	(.71)	5.49
Distributions from net investment income	-	(.05)	(.16)	-	(.06)
Distributions in excess of net realized gain	-	-	-	-	(.05)
Total distributions	-	(.05)	(.16)	-	(.11)
Net asset value, end of period	$ 29.88	$ 23.98	$ 17.39	$ 19.49	$ 20.20
Total ReturnA, B	24.60%	38.31%	(10.02)%	(3.51)%	37.12%
Ratios to Average Net AssetsE
Expenses before expense reductions	.96%	.95%	.95%	.94%	.99% A
Expenses net of voluntary waivers, if any	.96%	.95%	.95%	.94%	.99% A
Expenses net of all reductions	.93%	.93%	.88%	.88%	.94% A
Net investment income (loss)	(.22)%	(.25)%	.25%	.81%	.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,201,298	$ 1,177,574	$ 520,933	$ 210,356	$ 73,039
Portfolio turnover rate	55%	51%	135%	144%	245%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D For the period January 12, 2000 (commencement of operations) to December 31, 2000.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. The impact of this correction was a decrease in net investment loss of $0.01 per share and a corresponding decrease in net realized and unrealized gain (loss). The ratio of net investment loss to average net assets decreased from (0.29)% to (0.25)%. The reclassification had no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Notes to Financial Statements

For the period ended December 31, 2004

1. Significant Accounting Policies.

Mid Cap Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Mid Cap Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Reclassification of Financial Information. As the result of a correction made in the classification of distributions received on securities representing realized gains for the year ended December 31, 2003, amounts previously reported have been reclassified. Net investment loss for the fund decreased by $669,090, with a corresponding decrease to net realized gain. The reclassification has no impact on total net assets or total return of the fund.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,164,223,599
Unrealized depreciation	(20,489,077)
Net unrealized appreciation (depreciation)	1,143,734,522
Undistributed long-term capital gain	68,763,219

Cost for federal income tax purposes	$ 2,884,816,139

The tax character of distributions paid was as follows:

	December 31, 2004	December 31, 2003
Ordinary Income	$ -	$ 5,082,393

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,400,817,321 and $1,622,172,637, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 665,057
Service Class 2	3,940,232
$ 4,605,289

Mid Cap Portfolio

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements. Each class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. For the period, the total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 517,432
Service Class	449,572
Service Class 2	1,077,978
$ 2,044,982

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $803,656 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $171,170 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Borrower	$ 11,369,500	1.12%	-	$ 709

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $739,274 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $3,283.

Annual Report

Notes to Financial Statements - continued

8. Other Information

At the end of the period, FMR or its affiliates were the owners of record of 19% of the total outstanding shares of the fund and two otherwise unaffiliated shareholders were the owners of record of 42% of the total outstanding shares of the fund.

Mid Cap Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and the Shareholders of Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Mid Cap Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 233 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-5429.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Mid Cap (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1994

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund III. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of VIP Mid Cap. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Thomas J. Allen (44)

Year of Election or Appointment: 2003

Vice President of VIP Mid Cap. Mr. Allen also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Allen managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of VIP Mid Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of VIP Mid Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of VIP Mid Cap. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Mid Cap. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Mid Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of VIP Mid Cap. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of VIP Mid Cap. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1998 Assistant Treasurer of VIP Mid Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Mid Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Mid Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP Mid Cap. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Distributions

The Board of Trustees of VIP III: Mid Cap Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

Fund	Pay Date	Record Date	Capital Gains
Initial Class	2/11/05	2/11/05	$.51
Service Class	2/11/05	2/11/05	$.51
Service Class 2	2/11/05	2/11/05	$.51

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	4,465,365,699.61	80.317
Against	820,718,849.73	14.762
Abstain	273,620,539.56	4.921
TOTAL	5,559,705,088.90	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	5,275,527,318.06	94.889
Withheld	284,177,770.84	5.111
TOTAL	5,559,705,088.90	100.000
Ralph F. Cox
Affirmative	5,260,941,793.66	94.626
Withheld	298,763,295.24	5.374
TOTAL	5,559,705,088.90	100.000
Laura B. Cronin
Affirmative	5,275,571,233.79	94.889
Withheld	284,133,855.11	5.111
TOTAL	5,559,705,088.90	100.000
Dennis J. Dirks B
Affirmative	5,277,234,059.51	94.919
Withheld	282,471,029.39	5.081
TOTAL	5,559,705,088.90	100.000
Robert M. Gates
Affirmative	5,271,693,384.06	94.820
Withheld	288,011,704.84	5.180
TOTAL	5,559,705,088.90	100.000
George H. Heilmeier
Affirmative	5,276,712,546.15	94.910
Withheld	282,992,542.75	5.090
TOTAL	5,559,705,088.90	100.000
Abigail P. Johnson
Affirmative	5,265,412,678.20	94.707
Withheld	294,292,410.70	5.293
TOTAL	5,559,705,088.90	100.000
Edward C. Johnson 3d
Affirmative	5,252,813,997.03	94.480
Withheld	306,891,091.87	5.520
TOTAL	5,559,705,088.90	100.000
Donald J. Kirk
Affirmative	5,268,337,458.03	94.759
Withheld	291,367,630.87	5.241
TOTAL	5,559,705,088.90	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	5,278,993,264.93	94.951
Withheld	280,711,823.97	5.049
TOTAL	5,559,705,088.90	100.000
Ned C. Lautenbach
Affirmative	5,280,591,428.18	94.980
Withheld	279,113,660.72	5.020
TOTAL	5,559,705,088.90	100.000
Marvin L. Mann
Affirmative	5,266,769,335.50	94.731
Withheld	292,935,753.40	5.269
TOTAL	5,559,705,088.90	100.000
William O. McCoy
Affirmative	5,270,804,685.62	94.804
Withheld	288,900,403.28	5.196
TOTAL	5,559,705,088.90	100.000
Robert L. Reynolds
Affirmative	5,279,190,479.65	94.955
Withheld	280,514,609.25	5.045
TOTAL	5,559,705,088.90	100.000
Cornelia M. Small B
Affirmative	5,276,074,654.01	94.898
Withheld	283,630,434.89	5.102
TOTAL	5,559,705,088.90	100.000
William S. Stavropoulos
Affirmative	5,278,183,775.21	94.936
Withheld	281,521,313.69	5.064
TOTAL	5,559,705,088.90	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPMID-ANN-0205
1.735273.105

Fidelity® Variable Insurance Products:

Value Strategies Portfolio

Annual Report

December 31, 2004

(2_fidelity_logos)(Registered_Trademark)

Contents

Performance	3	How the fund has done over time.
Management's Discussion	4	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	5	An example of shareholder expenses.
Investment Summary	6	A summary of the fund's investments at period end.
Investments	7	A complete list of the fund's investments with their market values.
Financial Statements	11	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	15	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	18
Trustees and Officers	19
Distributions	24
Proxy Voting Results	25

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-5429 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Value Strategies Portfolio

Fidelity Variable Insurance Products: Value Strategies Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2004	Past 1 year	Life of fund A
Fidelity® VIP: Value Strategies - Initial Class	14.13%	13.18%
Fidelity VIP: Value Strategies - Service Class B	13.99%	13.05%
Fidelity VIP: Value Strategies - Service Class 2 C	13.84%	13.14%

A From February 20, 2002.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Value Strategies Portfolio - Initial Class on February 20, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Fidelity Variable Insurance Products: Value Strategies Portfolio

Management's Discussion of Fund Performance

Comments from Harris Leviton, Portfolio Manager of Fidelity® Variable Insurance Products: Value Strategies Portfolio

The year ending December 31, 2004, generally was positive for equity investors, as many stock market benchmarks produced double-digit gains. Broad-based themes included the continued dominance of small-cap stocks, which outperformed large-caps for the sixth consecutive year. The small-cap Russell 2000® Index was up 18.33% in 2004, while the larger-cap Standard & Poor's 500SM Index rose 10.88%. Value stocks ended the year well ahead of growth stocks: The Russell 3000® Value Index advanced 16.94%, compared to 6.93% for the Russell 3000 Growth Index. Energy and basic materials stocks led the market upward. Energy stocks were boosted by record-high oil prices, while strong demand from China helped support commodity prices. The health care sector was among the market's weakest performers. Technology also fell off the pace, though it was helped by a rally late in the year. The tech-heavy NASDAQ Composite® Index returned 9.15%, thanks primarily to a 14.87% jump in the fourth quarter. Elsewhere, the Dow Jones Industrial AverageSM gained 5.37% for the year.

For the one-year period ending December 31, 2004, Value Strategies Portfolio significantly underperformed the Russell Midcap® Value Index, which rose 23.71%, and also trailed the LipperSM Variable Annuity Mid-Cap Funds Average, which advanced 15.30%. The fund's overweighting in the technology sector - one of the market's poorest-performing areas - was the primary reason for its performance shortfall relative to the Russell index. Individual detractors from the tech sector included communications equipment vendor Terayon Communication Systems, semiconductor manufacturers Atmel and Applied Micro Circuits, and software providers Vignette and i2 Technologies. Having no investments in the energy sector also held back the fund's relative results, as this was the market's top-performing major category. On the positive side of the ledger, despite the sector's overall weakness, there were some strong contributors in technology, such as handheld communication device maker palmOne and emerging-communications software provider Ulticom. In the consumer discretionary sector, investments in clothing retailer American Eagle Outfitters, which I later sold from the portfolio to lock in a profit, and riverboat casino operator Ameristar Casinos appreciated nicely.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Value Strategies Portfolio

Fidelity Variable Insurance Products: Value Strategies Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period* July 1, 2004 to December 31, 2004
Initial Class
Actual	$ 1,000.00	$ 1,079.40	$ 3.82
HypotheticalA	$ 1,000.00	$ 1,021.47	$ 3.71
Service Class
Actual	$ 1,000.00	$ 1,079.70	$ 4.34
HypotheticalA	$ 1,000.00	$ 1,020.96	$ 4.22
Service Class 2
Actual	$ 1,000.00	$ 1,078.60	$ 5.12
HypotheticalA	$ 1,000.00	$ 1,020.21	$ 4.98

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.73%
Service Class	.83%
Service Class 2.98%

Annual Report

Fidelity Variable Insurance Products: Value Strategies Portfolio

Investment Summary

Top Five Stocks as of December 31, 2004
% of fund's net assets
Take-Two Interactive Software, Inc.	4.2
WMS Industries, Inc.	3.5
Beazer Homes USA, Inc.	3.5
THQ, Inc.	3.1
Advanced Micro Devices, Inc.	3.0
17.3
Top Five Market Sectors as of December 31, 2004
% of fund's net assets
Information Technology	40.7
Consumer Discretionary	25.8
Industrials	12.5
Financials	11.5
Materials	5.1
Asset Allocation as of December 31, 2004
% of fund's net assets *
Stocks	97.8%
Bonds	0.4%
Short-Term Investments and Net Other Assets	1.8%

* Foreign investments 12.2%

Value Strategies Portfolio

Fidelity Variable Insurance Products: Value Strategies Portfolio

Investments December 31, 2004

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 25.5%
Auto Components - 2.1%
American Axle & Manufacturing Holdings, Inc.	183,900	$ 5,638,374
ArvinMeritor, Inc.	32,400	724,788
Dura Automotive Systems, Inc. Class A (sub. vtg.) (a)	35,100	380,133
Lear Corp.	26,000	1,586,260
TRW Automotive Holdings Corp.	136,000	2,815,200
		11,144,755
Automobiles - 2.1%
Ford Motor Co.	236,700	3,465,288
Nissan Motor Co. Ltd.	726,900	7,905,561
		11,370,849
Hotels, Restaurants & Leisure - 7.7%
AFC Enterprises, Inc. (a)(c)	178,800	4,228,620
Ameristar Casinos, Inc.	60,900	2,625,399
Domino's Pizza, Inc.	212,200	3,777,160
Isle of Capri Casinos, Inc. (a)	11,700	300,105
Jack in the Box, Inc. (a)	311,700	11,492,379
Mikohn Gaming Corp. (a)	15,800	161,476
WMS Industries, Inc. (a)(c)	557,600	18,701,904
		41,287,043
Household Durables - 9.0%
Beazer Homes USA, Inc. (c)	127,493	18,640,752
Centex Corp.	47,300	2,818,134
D.R. Horton, Inc.	161,875	6,525,181
Lennar Corp.:
Class A	157,300	8,915,764
Class B	15,440	806,122
Levitt Corp. Class A	19,700	602,229
M/I Homes, Inc.	1,800	99,198
Maytag Corp.	276,200	5,827,820
Whirlpool Corp.	55,400	3,834,234
		48,069,434
Media - 1.4%
Carmike Cinemas, Inc.	202,100	7,376,650
Specialty Retail - 1.2%
Big Dog Holdings, Inc. (a)	4,300	28,294
Borders Group, Inc.	182,000	4,622,800
Rush Enterprises, Inc. Class A (a)	87,600	1,421,748
		6,072,842
Textiles, Apparel & Luxury Goods - 2.0%
Jones Apparel Group, Inc.	296,300	10,835,691
TOTAL CONSUMER DISCRETIONARY		136,157,264
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.2%
Koninklijke Ahold NV sponsored ADR	144,500	1,122,765

	Shares	Value (Note 1)
FINANCIALS - 11.5%
Commercial Banks - 0.0%
First State Financial Corp., Florida	2,100	$ 27,342
Insurance - 10.3%
ACE Ltd.	302,900	12,948,975
AMBAC Financial Group, Inc.	24,400	2,003,972
American Equity Investment Life Holding Co.	350,800	3,778,116
Assurant, Inc.	9,200	281,060
Axis Capital Holdings Ltd.	116,700	3,192,912
Endurance Specialty Holdings Ltd.	167,400	5,725,080
Everest Re Group Ltd.	14,100	1,262,796
Infinity Property & Casualty Corp.	38,100	1,341,120
MetLife, Inc.	174,400	7,064,944
Montpelier Re Holdings Ltd.	49,800	1,914,810
Safety Insurance Group, Inc.	51,200	1,594,880
Scottish Re Group Ltd.	12,100	313,390
St. Paul Travelers Companies, Inc.	108,500	4,022,095
United National Group Ltd. Class A	92,100	1,714,902
W.R. Berkley Corp.	169,600	8,000,032
		55,159,084
Real Estate - 0.0%
ZipRealty, Inc.	700	12,509
Thrifts & Mortgage Finance - 1.2%
Sovereign Bancorp, Inc.	275,800	6,219,290
TOTAL FINANCIALS		61,418,225
HEALTH CARE - 1.3%
Health Care Equipment & Supplies - 0.2%
Foxhollow Technologies, Inc.	400	9,836
Sola International, Inc. (a)	38,600	1,063,044
		1,072,880
Health Care Providers & Services - 0.8%
HealthSouth Corp. (a)	363,400	2,282,152
Pediatrix Medical Group, Inc. (a)	28,400	1,819,020
		4,101,172
Pharmaceuticals - 0.3%
Pain Therapeutics, Inc. (a)	248,500	1,791,685
TOTAL HEALTH CARE		6,965,737
INDUSTRIALS - 12.5%
Airlines - 1.7%
AMR Corp. (a)(c)	500,900	5,484,855
Delta Air Lines, Inc. (a)	284,700	2,129,556
Southwest Airlines Co.	94,500	1,538,460
		9,152,871
Building Products - 1.6%
NCI Building Systems, Inc. (a)	13,300	498,750
York International Corp.	233,100	8,051,274
		8,550,024
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - 3.5%
Central Parking Corp.	179,000	$ 2,711,850
Hudson Highland Group, Inc. (a)	23,767	684,490
Kforce, Inc. (a)	104,490	1,159,839
Knoll, Inc.	16,300	285,250
Monster Worldwide, Inc. (a)	304,400	10,240,016
Vedior NV (Certificaten Van Aandelen)	213,558	3,473,528
		18,554,973
Construction & Engineering - 0.5%
Granite Construction, Inc.	96,100	2,556,260
Electrical Equipment - 0.5%
Color Kinetics, Inc.	168,300	2,958,714
TB Wood's Corp.	1,000	6,260
		2,964,974
Machinery - 4.0%
Columbus McKinnon Corp. (NY Shares) (a)	44,000	381,480
EnPro Industries, Inc. (a)	40	1,183
Navistar International Corp. (a)	203,600	8,954,328
SPX Corp.	149,300	5,980,958
Timken Co.	242,300	6,304,646
		21,622,595
Trading Companies & Distributors - 0.1%
Interline Brands, Inc.	38,100	670,179
Transportation Infrastructure - 0.6%
Macquarie Infrastructure Co. Trust	103,700	3,043,595
TOTAL INDUSTRIALS		67,115,471
INFORMATION TECHNOLOGY - 40.6%
Communications Equipment - 5.7%
ADC Telecommunications, Inc. (a)	1,509,300	4,044,924
AudioCodes Ltd. (a)	191,400	3,179,154
Belden CDT, Inc.	160,600	3,725,920
Enterasys Networks, Inc. (a)	628,900	1,132,020
Marconi Corp. PLC (a)	235,825	2,545,650
Netopia, Inc. (a)	99,000	321,750
NMS Communications Corp. (a)	458,900	2,895,659
Performance Technologies, Inc. (a)	335,600	3,121,080
Powerwave Technologies, Inc. (a)	197,300	1,673,104
Telefonaktiebolaget LM Ericsson ADR (a)	134,280	4,228,477
Terayon Communication Systems, Inc. (a)	1,357,300	3,678,283
		30,546,021
Computers & Peripherals - 5.1%
EMC Corp. (a)	911,670	13,556,533
palmOne, Inc. (a)(c)	428,100	13,506,555
		27,063,088
Electronic Equipment & Instruments - 0.6%
AVX Corp.	121,900	1,535,940

	Shares	Value (Note 1)
Cherokee International Corp.	29,500	$ 283,495
RadiSys Corp. (a)	23,600	461,380
Richardson Electronics Ltd.	83,200	882,752
		3,163,567
Internet Software & Services - 6.4%
Ariba, Inc. (a)	161,745	2,684,967
Art Technology Group, Inc. (a)	470,500	705,750
Google, Inc. Class A	20,600	3,977,860
Housevalues, Inc.	1,000	15,020
Interwoven, Inc. (a)	535,875	5,830,320
Keynote Systems, Inc. (a)	203,700	2,835,504
PlanetOut, Inc.	60,900	828,240
Plumtree Software, Inc. (a)	322,900	1,459,508
Retek, Inc. (a)	509,839	3,135,510
Selectica, Inc. (a)	489,500	1,752,410
SonicWALL, Inc. (a)	613,200	3,875,424
Vignette Corp. (a)	5,201,071	7,229,489
		34,330,002
Semiconductors & Semiconductor Equipment - 10.1%
Advanced Micro Devices, Inc. (a)	724,400	15,951,288
Agere Systems, Inc. Class A (a)	763,400	1,045,858
Applied Micro Circuits Corp. (a)	674,300	2,838,803
ASM International NV (Nasdaq) (a)	78,700	1,291,467
ASML Holding NV (NY Shares) (a)	186,700	2,970,397
Atmel Corp. (a)	847,700	3,322,984
Conexant Systems, Inc. (a)	676,712	1,346,657
Freescale Semiconductor, Inc. Class A	97,200	1,732,104
Hi/fn, Inc. (a)	284,000	2,618,480
Integrated Device Technology, Inc. (a)	208,700	2,412,572
Mattson Technology, Inc. (a)	169,700	1,910,822
Mindspeed Technologies, Inc. (a)	39,733	110,458
MIPS Technologies, Inc. (a)	285,100	2,808,235
Omnivision Technologies, Inc. (a)(c)	152,200	2,792,870
ON Semiconductor Corp. (a)	292,600	1,328,404
Pericom Semiconductor Corp. (a)	161,623	1,524,105
Samsung Electronics Co. Ltd.	4,850	2,110,631
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	573,549	4,869,431
Transwitch Corp. (a)	705,000	1,085,700
		54,071,266
Software - 12.7%
Activision, Inc. (a)	71,525	1,443,375
Actuate Corp. (a)	978,000	2,493,900
Aspen Technology, Inc. (a)	344,600	2,139,966
BindView Development Corp. (a)	361,200	1,571,220
Concord Communications, Inc. (a)	99,000	1,096,920
i2 Technologies, Inc. (a)	4,778,600	3,297,234
MapInfo Corp. (a)	319,846	3,831,755
PalmSource, Inc. (a)(c)	42,900	546,546
RADWARE Ltd. (a)	55,600	1,452,828
Siebel Systems, Inc. (a)	295,600	3,103,800
Synopsys, Inc. (a)	75,800	1,487,196
Take-Two Interactive Software, Inc. (a)	652,300	22,693,516
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
THQ, Inc. (a)	719,561	$ 16,506,729
Ulticom, Inc. (a)	406,900	6,522,607
		68,187,592
TOTAL INFORMATION TECHNOLOGY		217,361,536
MATERIALS - 5.1%
Chemicals - 2.0%
Eastman Chemical Co.	158,600	9,155,978
FMC Corp. (a)	11,100	536,130
Lyondell Chemical Co.	40,090	1,159,403
		10,851,511
Construction Materials - 2.2%
Eagle Materials, Inc.	12,754	1,101,308
Eagle Materials, Inc. Class B	3,546	298,928
Texas Industries, Inc.	96,800	6,038,384
U.S. Concrete, Inc. (a)	568,700	4,361,929
		11,800,549
Containers & Packaging - 0.3%
Anchor Glass Container Corp.	75,700	508,704
Owens-Illinois, Inc. (a)	50,200	1,137,030
		1,645,734
Metals & Mining - 0.6%
POSCO sponsored ADR	24,800	1,104,344
Steel Dynamics, Inc.	47,300	1,791,724
		2,896,068
TOTAL MATERIALS		27,193,862
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.9%
Covad Communications Group, Inc. (a)	100	215
Iowa Telecommunication Services, Inc.	214,100	4,618,137
		4,618,352
Wireless Telecommunication Services - 0.2%
Telesystem International Wireless, Inc. (a)	120,900	1,355,087
TOTAL TELECOMMUNICATION SERVICES		5,973,439
TOTAL COMMON STOCKS (Cost $428,517,699)		523,308,299
Convertible Bonds - 0.4%
	Principal Amount
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.3%
WMS Industries, Inc. 2.75% 7/15/10 (d)	$ 780,000	1,431,300

	Principal Amount	Value (Note 1)
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
SPACEHAB, Inc. 8% 10/15/07	$ 10,000	$ 7,500
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Terayon Communication Systems, Inc. 5% 8/1/07	720,000	666,000
Electronic Equipment & Instruments - 0.0%
Richardson Electronics Ltd. 8.25% 6/15/06	8,000	7,920
TOTAL INFORMATION TECHNOLOGY		673,920
TOTAL CONVERTIBLE BONDS (Cost $1,413,202)		2,112,720
Money Market Funds - 7.7%
	Shares
Fidelity Cash Central Fund, 2.24% (b)	10,790,706	10,790,706
Fidelity Securities Lending Cash Central Fund, 2.23% (b)(e)	30,585,800	30,585,800
TOTAL MONEY MARKET FUNDS (Cost $41,376,506)		41,376,506
TOTAL INVESTMENT PORTFOLIO - 105.9% (Cost $471,307,407)		566,797,525
NET OTHER ASSETS - (5.9)%		(31,663,528)
NET ASSETS - 100%		$ 535,133,997
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,431,300 or 0.3% of net assets.

(e) Includes investment made with cash collateral received from securities on loan.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.8%
Bermuda	4.7%
Netherlands	1.7%
Japan	1.5%
Others (individually less than 1%)	4.3%
100.0%
Income Tax Information

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended December 31, 2004, $15,488,000 or, if different, the net capital gain of such year, and for dividends with respect to the taxable year ended December 31, 2003, $617,000 or, if different, the excess of (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

See accompanying notes which are an integral part of the financial statements.

Value Strategies Portfolio

Fidelity Variable Insurance Products: Value Strategies Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets
Investment in securities, at value (including securities loaned of $29,841,957) (cost $471,307,407) - See accompanying schedule		$ 566,797,525
Receivable for investments sold		1,652,500
Receivable for fund shares sold		149,778
Dividends receivable		356,037
Interest receivable		46,274
Prepaid expenses		1,987
Other receivables		39,203
Total assets		569,043,304

Liabilities
Payable for investments purchased	$ 2,700,880
Payable for fund shares redeemed	197,106
Accrued management fee	250,514
Distribution fees payable	50,287
Other affiliated payables	47,228
Other payables and accrued expenses	77,492
Collateral on securities loaned, at value	30,585,800
Total liabilities		33,909,307

Net Assets		$ 535,133,997
Net Assets consist of:
Paid in capital		$ 425,256,495
Undistributed net investment income		120,127
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		14,267,031
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		95,490,344
Net Assets		$ 535,133,997
Initial Class: Net Asset Value, offering price and redemption price per share ($229,763,969 ÷ 16,260,799 shares)		$ 14.13

Service Class: Net Asset Value, offering price and redemption price per share ($98,542,251 ÷ 6,994,652 shares)		$ 14.09

Service Class 2: Net Asset Value, offering price and redemption price per share ($206,827,777 ÷ 14,625,458 shares)		$ 14.14

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$ 3,418,815
Interest		424,850
Security lending		173,472
Total income		4,017,137

Expenses
Management fee	$ 2,896,308
Transfer agent fees	339,663
Distribution fees	549,352
Accounting and security lending fees	210,825
Non-interested trustees' compensation	2,669
Custodian fees and expenses	25,775
Audit	45,909
Legal	1,064
Interest	2,207
Miscellaneous	74,598
Total expenses before reductions	4,148,370
Expense reductions	(69,175)	4,079,195
Net investment income (loss)		(62,058)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	16,942,098
Foreign currency transactions	(29,938)
Total net realized gain (loss)		16,912,160
Change in net unrealized appreciation (depreciation) on: Investment securities	34,802,171
Assets and liabilities in foreign currencies	1,890
Total change in net unrealized appreciation (depreciation)		34,804,061
Net gain (loss)		51,716,221
Net increase (decrease) in net assets resulting from operations		$ 51,654,163

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Value Strategies Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (62,058)	$ (223,044)
Net realized gain (loss)	16,912,160	1,632,173
Change in net unrealized appreciation (depreciation)	34,804,061	63,505,021
Net increase (decrease) in net assets resulting from operations	51,654,163	64,914,150
Distributions to shareholders from net realized gain	(1,244,891)	(2,216,760)
Share transactions - net increase (decrease)	73,713,633	293,844,002
Total increase (decrease) in net assets	124,122,905	356,541,392

Net Assets
Beginning of period	411,011,092	54,469,700
End of period (including undistributed net investment income of $120,127 and undistributed net investment income of $128,153, respectively)	$ 535,133,997	$ 411,011,092
Other Information:
Share Transactions	Year ended December 31, 2004
	Initial Class	Service Class	Service Class 2
Shares Sold	8,638,945	6,485,433	5,436,667
Reinvested	41,752	19,320	32,756
Redeemed	(5,449,797)	(6,222,992)	(4,188,055)
Net increase (decrease)	3,230,900	281,761	1,281,368

Dollars Sold	$ 114,457,333	$ 84,977,022	$ 70,002,702
Reinvested	553,633	255,600	435,658
Redeemed	(66,862,947)	(77,150,508)	(52,954,860)
Net increase (decrease)	$ 48,148,019	$ 8,082,114	$ 17,483,500

Share Transactions	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
Shares Sold	13,024,673	15,243,169	10,088,331
Reinvested	76,091	40,651	62,471
Redeemed	(221,515)	(9,807,881)	(2,282,005)
Net increase (decrease)	12,879,249	5,475,939	7,868,797

Dollars Sold	$ 159,105,532	$ 160,018,555	$ 101,065,362
Reinvested	940,484	501,633	774,643
Redeemed	(2,714,031)	(102,413,068)	(23,435,108)
Net increase (decrease)	$ 157,331,985	$ 58,107,120	$ 78,404,897

Distributions	Year ended December 31, 2004
	Initial Class	Service Class	Service Class 2
From net realized gain	$ 553,633	$ 255,600	$ 435,658

	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
From net realized gain	$ 940,484	$ 501,633	$ 774,643

See accompanying notes which are an integral part of the financial statements.

Value Strategies Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2004	2003	2002F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.41	$ 7.91	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.01	-H	.01
Net realized and unrealized gain (loss)	1.74	4.58	(2.10)
Total from investment operations	1.75	4.58	(2.09)
Distributions from net realized gain	(.03)	(.08)	-
Net asset value, end of period	$ 14.13	$ 12.41	$ 7.91
Total ReturnB,C,D	14.13%	57.91%	(20.90)%
Ratios to Average Net AssetsG
Expenses before expense reductions	.71%	.76%	1.43%A
Expenses net of voluntary waivers, if any	.71%	.76%	1.00%A
Expenses net of all reductions	.70%	.73%	.95%A
Net investment income (loss)	.10%	.02%	.13%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 229,764	$ 161,705	$ 1,191
Portfolio turnover rate	41%	47%	65%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period February 20, 2002 (commencement of operations) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2004	2003	2002F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.39	$ 7.90	$ 10.00
Income from Investment Operations
Net investment income (loss)E	-H	(.01)	-H
Net realized and unrealized gain (loss)	1.73	4.58	(2.10)
Total from investment operations	1.73	4.57	(2.10)
Distributions from net realized gain	(.03)	(.08)	-
Net asset value, end of period	$ 14.09	$ 12.39	$ 7.90
Total ReturnB,C,D	13.99%	57.79%	(21.00)%
Ratios to Average Net AssetsG
Expenses before expense reductions	.81%	.84%	1.52%A
Expenses net of voluntary waivers, if any	.81%	.84%	1.10%A
Expenses net of all reductions	.80%	.81%	1.05%A
Net investment income (loss)	-%	(.06)%	.03%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 98,542	$ 83,146	$ 9,774
Portfolio turnover rate	41%	47%	65%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period February 20, 2002 (commencement of operations) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2004	2003	2002F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.45	$ 7.95	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.02)	(.02)	(.01)
Net realized and unrealized gain (loss)	1.74	4.58	(2.04)
Total from investment operations	1.72	4.56	(2.05)
Distributions from net realized gain	(.03)	(.06)	-
Net asset value, end of period	$ 14.14	$ 12.45	$ 7.95
Total ReturnB,C,D	13.84%	57.36%	(20.50)%
Ratios to Average Net AssetsG
Expenses before expense reductions	.97%	.99%	1.68%A
Expenses net of voluntary waivers, if any	.97%	.99%	1.25%A
Expenses net of all reductions	.95%	.96%	1.21%A
Net investment income (loss)	(.15)%	(.21) %	(.12)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 206,828	$ 166,160	$ 43,505
Portfolio turnover rate	41%	47%	65%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period February 20, 2002 (commencement of operations) to December 31, 2002.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Value Strategies Portfolio

Notes to Financial Statements

For the period ended December 31, 2004

1. Significant Accounting Policies.

Value Strategies Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Value Strategies Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 123,288,203
Unrealized depreciation	(29,955,219)
Net unrealized appreciation (depreciation)	93,332,984
Undistributed ordinary income	1,081,251
Undistributed long-term capital gain	15,463,266

Cost for federal income tax purposes	$ 473,464,541

The tax character of distributions paid was as follows:

	December 31, 2004	December 31, 2003
Ordinary Income	$ 602,366	$ 2,059,984
Long-term Capital Gains	642,525	156,776
Total	$ 1,244,891	$ 2,216,760

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $273,197,012 and $200,441,900, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 97,950
Service Class 2	451,402
$ 549,352

Value Strategies Portfolio

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements. Each class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. For the period, the total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 151,925
Service Class	64,766
Service Class 2	122,972
$ 339,663

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $117,376 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $54,255 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Borrower	$ 4,200,077	1.46%	-	$ 2,207

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $69,175 for the period.

8. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 43% of the total outstanding shares of the fund and two otherwise unaffiliated shareholders were the owners of record of 53% of the total outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of Value Strategies Portfolio:

We have audited the accompanying statement of assets and liabilities of Value Strategies Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period February 20, 2002 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Value Strategies Portfolio as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2005

Value Strategies Portfolio

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 233 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-5429.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1994

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Value Strategies (2002). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1994

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund III. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of VIP Value Strategies. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Harris B. Leviton (43)

Year of Election or Appointment: 2002

Vice President of VIP Value Strategies. Mr. Leviton also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Leviton managed a variety of Fidelity funds. Mr. Leviton also serves as Vice President of FMR and FMR Co., Inc (2001).

Eric D. Roiter (56)

Year of Election or Appointment: 2002

Secretary of VIP Value Strategies. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of VIP Value Strategies. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of VIP Value Strategies. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Value Strategies. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Value Strategies. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of VIP Value Strategies. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of VIP Value Strategies. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Value Strategies. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Value Strategies. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Value Strategies. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP Value Strategies. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Distributions

The Board of Trustees of Value Strategies Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

Fund	Pay Date	Record Date	Capital Gains
Initial Class	2/11/05	2/11/05	$0.465
Service Class	2/11/05	2/11/05	$0.45
Service Class 2	2/11/05	2/11/05	$0.435

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Value Strategies Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	4,465,365,699.61	80.317
Against	820,718,849.73	14.762
Abstain	273,620,539.56	4.921
TOTAL	5,559,705,088.90	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	5,275,527,318.06	94.889
Withheld	284,177,770.84	5.111
TOTAL	5,559,705,088.90	100.000
Ralph F. Cox
Affirmative	5,260,941,793.66	94.626
Withheld	298,763,295.24	5.374
TOTAL	5,559,705,088.90	100.000
Laura B. Cronin
Affirmative	5,275,571,233.79	94.889
Withheld	284,133,855.11	5.111
TOTAL	5,559,705,088.90	100.000
Dennis J. Dirks B
Affirmative	5,277,234,059.51	94.919
Withheld	282,471,029.39	5.081
TOTAL	5,559,705,088.90	100.000
Robert M. Gates
Affirmative	5,271,693,384.06	94.820
Withheld	288,011,704.84	5.180
TOTAL	5,559,705,088.90	100.000
George H. Heilmeier
Affirmative	5,276,712,546.15	94.910
Withheld	282,992,542.75	5.090
TOTAL	5,559,705,088.90	100.000
Abigail P. Johnson
Affirmative	5,265,412,678.20	94.707
Withheld	294,292,410.70	5.293
TOTAL	5,559,705,088.90	100.000
Edward C. Johnson 3d
Affirmative	5,252,813,997.03	94.480
Withheld	306,891,091.87	5.520
TOTAL	5,559,705,088.90	100.000
Donald J. Kirk
Affirmative	5,268,337,458.03	94.759
Withheld	291,367,630.87	5.241
TOTAL	5,559,705,088.90	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	5,278,993,264.93	94.951
Withheld	280,711,823.97	5.049
TOTAL	5,559,705,088.90	100.000
Ned C. Lautenbach
Affirmative	5,280,591,428.18	94.980
Withheld	279,113,660.72	5.020
TOTAL	5,559,705,088.90	100.000
Marvin L. Mann
Affirmative	5,266,769,335.50	94.731
Withheld	292,935,753.40	5.269
TOTAL	5,559,705,088.90	100.000
William O. McCoy
Affirmative	5,270,804,685.62	94.804
Withheld	288,900,403.28	5.196
TOTAL	5,559,705,088.90	100.000
Robert L. Reynolds
Affirmative	5,279,190,479.65	94.955
Withheld	280,514,609.25	5.045
TOTAL	5,559,705,088.90	100.000
Cornelia M. Small B
Affirmative	5,276,074,654.01	94.898
Withheld	283,630,434.89	5.102
TOTAL	5,559,705,088.90	100.000
William S. Stavropoulos
Affirmative	5,278,183,775.21	94.936
Withheld	281,521,313.69	5.064
TOTAL	5,559,705,088.90	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Value Strategies Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPVS-ANN-0205
1.781994.102

Item 2. Code of Ethics

As of the end of the period, December 31, 2004, Variable Insurance Products Fund III (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Aggressive Growth Portfolio, Balanced Portfolio, Dynamic Capital Appreciation Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Value Strategies Portfolio (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A
Aggressive Growth Portfolio	$26,000	$36,000
Balanced Portfolio	$34,000	$46,000
Dynamic Capital Appreciation Portfolio	$28,000	$24,000
Growth & Income Portfolio	$31,000	$28,000
Growth Opportunities Portfolio	$30,000	$27,000
Value Strategies Portfolio	$27,000	$23,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$4,300,000	$4,300,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Mid Cap Portfolio (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A
Mid Cap Portfolio	$34,000	$26,000
All funds in the Fidelity Group of Funds audited by PwC	$10,800,000	$10,600,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A	2003 A, B
Aggressive Growth Portfolio	$0	$0
Balanced Portfolio	$0	$0
Dynamic Capital Appreciation Portfolio	$0	$0
Growth & Income Portfolio	$0	$0
Growth Opportunities Portfolio	$0	$0
Value Strategies Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A	2003 A, B
Mid Cap Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2004 A	2003A, B
PwC	$0	$50,000
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2004A	2003A, B
Aggressive Growth Portfolio	$3,900	$3,800
Balanced Portfolio	$4,200	$4,000
Dynamic Capital Appreciation Portfolio	$3,900	$3,800
Growth & Income Portfolio	$4,200	$4,000
Growth Opportunities Portfolio	$4,200	$4,000
Value Strategies Portfolio	$3,600	$3,500
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2004A	2003A, B
Mid Cap Portfolio	$2,100	$1,900
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A	2003A, B
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2004A	2003A, B
Aggressive Growth Portfolio	$0	$0
Balanced Portfolio	$0	$0
Dynamic Capital Appreciation Portfolio	$0	$0
Growth & Income Portfolio	$0	$0
Growth Opportunities Portfolio	$0	$0
Value Strategies Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the fund is shown in the table below.

Fund	2004A	2003A, B
Mid Cap Portfolio	$3,600	$2,500
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A	2003A, B
PwC	$490,000	$190,000
Deloitte Entities	$850,000	$150,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) According to Deloitte Entities for the fiscal year ended December 31, 2004, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of Deloitte Entities is as follows:

Fund	2004
Aggressive Growth Portfolio	0%
Balanced Portfolio	0%
Dynamic Capital Appreciation Portfolio	0%
Growth & Income Portfolio	0%
Growth Opportunities Portfolio	0%
Value Strategies Portfolio	0%

According to PwC for the fiscal year ended December 31, 2004, the percentage of hours spent on the audit of the fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

Fund	2004
Mid Cap Portfolio	0%

(g) For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees billed by PwC of $2,650,000A and $1,900,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A	2003A,B
Covered Services	$500,000	$250,000
Non-Covered Services	$2,150,000	$1,650,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees billed by Deloitte Entities of $1,400,000A and $1,400,000A, B for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A	2003A, B
Covered Services	$900,000	$200,000
Non-Covered Services	$500,000	$1,200,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund III

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	February 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	February 22, 2005
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	February 22, 2005